Exhibit 10.3

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2002 BELGIAN WARRANT PLAN

1. RATIONALE AND PURPOSE

The general shareholders’ meeting of “GALAPAGOS GENOMICS NV” (the “Company”) has, by decision dated February 22, 2002, approved the 2002 Belgian Warrant Plan.

The purpose of this Plan is to allow the Company to inform the Beneficiaries (see 2 “Definitions – Beneficiaries” and 4 “Beneficiaries of the Plan”) under which conditions it intends to issue Warrants. By doing so, the Company wishes to express its gratitude for the efforts of the Beneficiaries in helping to make the Company a successful enterprise.

2. DEFINITIONS

In this Plan, the following terms shall have the following meaning:

- Offer: the notice to the Beneficiaries of the Plan of the possibility to acquire Warrants;

- Offer Letter: the letter specifying the Offer;

- Acceptance Letter: the form the Beneficiary receives at the time of the Offer and which the Beneficiary should return, duly executed, to the address mentioned in the Offer Letter, specifying whether or not the Beneficiary accepts the offer;

- Shares: all the Shares in the Company;

- Beneficiary: in principle, all employees and directors of the Subsidiaries of the Company. The possibility to acquire Warrants can also be allowed by the Board of Directors on an additional and individual basis, to other persons that have rendered meritorious services to the Company or its Subsidiaries in the framework of their professional activities;

- Certificates: the Certificates issued by the Foundation in return for Shares that are certified with the Foundation;

- Control: the power, in fact or by laws, to exercise a decisive influence with respect to the appointment of the directors or with respect to the activities of the Company, as set forth in article 5 and following the Company Code;

- Subsidiary: a company vis-à-vis which Control exists, as set forth in article 6 of the Company Code;

- Class D Shares: the shares to be issued upon the exercise of the Warrants under this Plan;

- Plan: this 2002 Belgian Warrant Plan;

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- Board of Directors: the board of directors of the Company;

- Successor(s): the successors or heirs of a deceased person;

- Foundation: the Administrative Office (“STAK”) “Galapagos Genomics”, having its registered office at Leiden;

- Grant: the moment of acceptance of an offered Warrant by the Beneficiary, or the moment on which the Beneficiary is deemed to have accepted the offered Warrants. The Grant is, for tax purposes, deemed to occur 60 days following the date of the Offer. No grant shall be deemed to occur if the Beneficiary expressly waives its right to acquire the Warrants within 60 days as of the date of the Offer;

- Exercise: the exercise of the right, acquired by accepting the Offer, to convert the Warrants into Class D Shares at the Exercise Price;

- Exercise Price: the upfront determined price at which a Share may be acquired at the occasion of the Exercise of a Warrant, during the Exercise Periods and within the Exercise Term;

- Exercise Term: the term within which a Beneficiary is entitled to exercise its Warrants in order to acquire Shares of the Company, subject to compliance with the specific Exercise Periods and the specific modalities set forth in chapter 6 of this Plan;

- Exercise Period: the period within which a Warrant can effectively be Exercised;

- Company: the limited liability company “Galapagos Genomics”, having the registered office at Generaal Dewittelaan L11 A3, 2800 Mechelen;

- Warrant: the right to acquire/subscribe to one Class D Share, within the Exercise Term and the Exercise Price;

- Warrantholder: any Beneficiary to whom Warrants have been granted but who has not yet Exercised all of them;

3. WARRANTS

* General

3,013,000 Warrants are created in the framework of this Plan. These Warrants shall be called “2002 Warrants”.

The Warrants are issued by the Company to the Beneficiary for free.

Each Warrant entitles the Beneficiary thereof to acquire / subscribe to one Class D Share in accordance with the terms and conditions of this Plan.

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As from the date of creation of the Warrants by the general shareholders’ meeting of the Company, the Board of Directors may, during a 5 year period, offer Warrants to the Beneficiaries. The Board of Directors may delegate its authorities under this 2002 Warrant Plan to a “Remuneration Committee”.

* Number of Warrants per Beneficiary

The number of Warrants to be offered to the Beneficiaries shall be determined by the Board of Directors and, with respect to the directors of the Company, by the shareholders’ meeting or the Board of Directors.

* Transfer restrictions

The Warrants are registered securities and cannot be transferred “inter vivos” once they are granted to a Beneficiary.

The Warrants can not be pledged nor encumbered in the any other way.

Warrants transferred, pledged or encumbered in violation of the above become automatically void.

* Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the time the Warrants are offered to a Beneficiary.

If the Shares of the Company are not traded or listed on a stock exchange at the time of the Offer, the Exercise Price shall at least be equal to the actual value of the Class D Shares, as determined by the Board of Directors of the Company and as certified by the auditor of the Company or by an accountant appointed for this purpose by the Board of Directors, should there be no auditor. In addition, the Exercise Price needs in this case (i) at least to be equal to accounting value of the existing Shares as demonstrated from the last annual accounts of the Company as approved by the competent body prior to the date of the Offer and (ii) at least to be equal to 1 Euro.

If the Shares of the Company are traded or listed on a stock exchange at the date of the Offer, the Exercise Price needs, at the Option of the Board of Directors, at least to be equal to (a) the price per share at close of business on the day immediately preceding the day of the Offer or (b) the average trading price of the shares on the stock exchange during a period of 30 days (or any other relevant period) immediately preceding the day of the Offer.

Upon Exercise, an amount of the Exercise Price equal to the fractional value of the existing Shares needs to be booked as capital. The amount of the Exercise Price exceeding the fractional value shall be booked as an issuance premium on an unavailable account which shall serve as a guarantee for third parties in the same manner as the capital, and which can only be reduced or booked away by a decision of the general shareholders’ meeting to that effect in accordance with the rules applicable to a reduction of capital.

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In derogation of article 501 of the Company Code, the Company expressly preserves the right to take any decision and to carry out any transaction which might have an impact on its capital, on the distribution of profits or the distribution of liquidation dividends or that may otherwise affect the rights of the Warrantholders, unless the only purpose of these decisions and transactions would be to reduce such advantages. Should the rights of a Warrantholder be affected or influenced by such a decision or transaction, the Warrantholder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Board of Directors may, however, in its sole discretion, modify (i) the number of shares in respect of which any Warrant may be exercised or (ii) the Exercise Price. As soon as reasonably practicable, notice in writing of such amendments shall be given by the Board of Directors to any Warrantholder affected thereby.

In case of merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the applicable conversion ration at the occasion of the merger, demerger or stock-split to the other shareholders.

4. BENEFICIARIES

The Beneficiaries are the persons as described in section 2 (“Definitions – Beneficiaries”).

Employees whose employment contract with the Company or with a Subsidiary is temporarily suspended due to a mission in another country (“expatriates”) may also qualify as a Beneficiary.

The Board of Directors may, in its sole discretion, include or exclude other persons as a Beneficiary.

5. ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries may accept or refuse any individual Offer.

An Offer is deemed to be refused when the corresponding paragraph in the Acceptance Letter is checked.

Each Beneficiary shall receive an Acceptance Letter wherein the Beneficiary mentions its decision regarding the Offer: Acceptance or Refusal.

The Acceptance Letter needs to be returned to the address mentioned therein, duly completed and signed, prior to the date mentioned therein.

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In case of Acceptance, the Beneficiary will be recorded in the Warrantholders’ Register. This register is safeguarded at the registered office of the Company, mentioning the name of the Warrantholder and the number of Warrants owned by him/her. The Beneficiary will receive a confirmation of the number of Warrants accepted by him/her.

In case of Refusal, the Beneficiary will receive a confirmation that no Warrants were accepted.

The Company shall contact the Beneficiary if, 40 days following the Offer, the Beneficiary has not yet notified its Acceptance or Refusal.

6. EXERCISE AND PAYMENT MODALITIES

* Exercise Term

The Exercise Term is 8 years as from the date of the Offer, it being understood that the Warrants can no longer be exercised after February 1, 2012.

* Exercise Period – General Rule

Warrants cannot be exercised prior to the third calendar year following the year in which the Offer took place.

Between the 4th calendar year after the year in which the Offer took place and the 4th anniversary date of the Offer, maximum 60% of the granted Warrants is exerciseable.

As of the 4th anniversary date of the Offer the Warrants are fully exerciseable at any time.

* Exercise Period - Exceptions

In case of substantial change of control, i.e. in case of acquisition, take-over, merger, etc., of the company by or with another company, the Board of Directors may decide to shorten the Exercise Term. The Beneficiary will be timely informed by the Company of such a decision and will be entitled to immediately and fully exercise its Warrants that are exerciseable at that time. Any adverse tax consequences shall be borne by the Warrantholder.

In case of IPO, the exerciseability may be suspended for a period of 6 months as from the first trading day.

* Exercise Modalities

Separate Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrantholder shall submit a notice (the exercise form) to the Board of Directors or to a body appointed by it, together with the Exercise Price, to be deposited into a bank account opened in the name of the Company.

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The Warrantholder needs to mention the number of Warrants it desires to exercise on the exercise form.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrantholder thereof and will reimburse the amount that was deposited too late or was insufficient within a week. The Warrants will consequently not be lost and remain exerciseable at a later stage.

* Exercise of the Warrants in accordance with the law

In case a Warrant, that is not exerciseable or cannot be exercised in accordance with the exercise modalities (as specified in the Plan), becomes prematurely exerciseable pursuant to article 501 of the Company Code and is also exercised pursuant to this article, the Shares issued upon exercise of the Warrants will be untransferable, except with the explicit prior consent of the Company, until such time the Warrant would have become exerciseable pursuant to this Plan.

7. ISSUANCE AND POSSIBLE CERTIFICATION OF THE CLASS D SHARES

* Issuance of new Class D Shares

The Company shall only be obliged to issued Class D Shares upon exercise of the Warrants unless all Exercise Modalities set forth in section 6 have been complied with.

As soon as these modalities are complied with, Class D Shares will be issued, with due consideration of the necessary administrative formalities. The Board of Directors shall in this connection timely – and at lease once every quarter – determine, before a notary public, that the capital is increased.

The Class D Shares issued at the occasion of the Exercise of the Warrants shall have the same dividend rights as the existing not-preferred (common) shares.

* Certification of the new Class D Shares

The Company has the right, at its sole discretion, to certify the Class D Shares, issued upon exercise of the Warrants, with the Foundation in the name and on behalf of the Beneficiary. The certificates created in this connection shall be registered in the Register of Owners of Certificates of the Foundation in the name of the Beneficiary - Owner of Certificate.

The Class D Shares will be registered Shares, as a consequence of which the Certificates issued after certification with the Foundation shall also be registered certificates.

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The Board of Directors may, in its sole discretion, decide not to comply with the above (under 7 “Issuance and possible certification of Class D Shares”) for the benefit of the Beneficiary.

* Sale of Class D Shares and/or Certificates

If the Beneficiary requests the Company to sell the Shares or Certificates representing these Shares immediately following the issuance thereof and the Company succeeds therein, the Beneficiary shall receive the sale proceeds on its bank account as mentioned on the exercise form.

8. TERMINATION OF THE EMPLOYMENT OR SERVICE RELATIONSHIP

* End of employment or service relationship

In case the employment or service relationship with the Beneficiary is terminated after the end of the 3rd calendar year following the date of the Offer, the Beneficiary must exercise its not yet Exercised Warrants within a 3-month period as from the date of the termination. If the employment or service relationship terminates prior to the end of the 3rd calendar year following the year in which the Offer of the Warrants took place, the Warrants shall become partially void as follows:

•	90% if terminated prior to the 1st anniversary of the Offer;

•	80% if terminated prior to the 2nd anniversary of the Offer;

•	60% if terminated prior to the 3rd anniversary of the Offer;

•	40% if terminated following the 3rd anniversary of the Offer but prior to the end of the third calendar year.

The Warrants that do not become automatically void in accordance with the above, shall be exerciseable for a 3 month period as from the first day of the 4th calendar year following the year in which the Offer took place.

* Death

In case a Warrantholder dies, the Warrants previously granted to him/her pass to his/her heirs and must subsequently be exercised within a 3 month period.

* Pension

If the Warrantholder retires (pension), the Warrants must be exercised within a 3 month period.

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* Sickness or disability

If the employment relationship is terminated due to long term sickness or disability, the Warrants must be exercised within a 3 month period.

The Board of Directors may, at its discretion, choose not to apply the rules provided in this section 8.µ

9. PROTECTIVE MEASURES

The Board of Directors shall take appropriate measures to protect and safeguard the interests of the Warrantholders, in case of:

•	a fundamental change of control of the Company;

•	a fundamental change in the legislation;

•	serious and exceptional circumstances jeopardizing the rights of the Beneficiaries.

This Warrant Plan 2002 may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of any such amendments and will be bound by them. The modifications may not amend the essential provisions of this Plan.

10. DISPUTE RESOLUTION

All disputes regarding this 2002 Warrant Plan shall be settled by the Board of Directors. If required, the dispute shall be submitted to the Courts and Tribunals of Mechelen, at the occasion of which all parties shall elect domicile at the registered office of the Company.

11. FINAL PROVISIONS

* Additional Information

If desired, the Company shall submit the following documents to the Beneficiary:

•	charter of the Company and modifications thereto;

•	charter of the Foundation and modifications thereto.

* Taxes and social security

The Company or a Subsidiary shall be entitled, in accordance with the applicable legislation or customs, to withhold an amount on the cash salary or remuneration of the month of the taxable moment or on the cash salary or remuneration of any subsequent month, and/or the Beneficiary shall be obliged to pay to the Company or to a Subsidiary (if requested by the Company or the Subsidiary) the amount of any tax and/or social security contributions due or payable by virtue of the Offer, the exerciseability or the exercise of the Warrants or due by virtue of the issuance of the Class D Shares.

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The Company or a Subsidiary shall be entitled, in accordance with the applicable legal provisions or customs, to perform the necessary reporting which may be required by virtue of the Offer of the Warrants, the exerciseability thereof or the issuance of the Class D Shares.

* Costs

All taxes and duties levied at the occasion of the Exercise of the Warrants and/or the issuance of new Class D Shares shall be borne by the Warrantholder.

Costs in connection with the issuance of the Warrants or the Class D Shares will be borne by the Company.

* Relation with employment or consultancy agreement or position as a director

Notwithstanding any provision in this Plan, the rights and obligations of any individual or entity under the terms of his/her office, employment or consultancy agreement with the Company or any Subsidiary, shall not be affected by his/her participation in the Plan or any right he/she might have to participate therein. An individual to whom Warrants are granted pursuant to the Plan shall have no rights to compensation or damages in consequence of the termination of his/her office, employment or consultancy agreement with the Company or any Subsidiary, for any reason whatsoever, insofar as those rights arise or may arise from his/her ceasing to have rights under or be entitled to Exercise any Warrant under the Plan as a result of such termination or from the loss or reduction in value of such rights or entitlements.

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WARRANT PLAN 2006 BELGIUM/THE NETHERLANDS

ON SHARES OF

GALAPAGOS NV

GENERAL RULES

Galapagos NV, Warrant Plan 2006 Belgium/The Netherlands - 1 -

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1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	5

• Outline		5
• Number to be Offered per Beneficiary		5
• Limits on the Transferability of the Warrants		6
• Exercise Price		6
• Administration of the Warrant Plan		7

4.	Beneficiaries of the Plan	7

5.	Acceptance or Refusal of the Grant	7

6.	Exercise and Payment Conditions	8

• Exercise Term		8
• Exercise Period		8-9
• Conditions of Exercise		9
• Exercise of Warrants in accordance with the Law		9

7.	Issue of the Shares	9-10

8.	Cessation of Employment or Service Relationship	10

• Cessation of Employment or Service Relationship		10
• Death		11
• Retirement		11
• Sickness or Disability		11
• Deviations		11

9.	Protective measures	11

10.	Dispute Resolution	12

11.	Closing Provisions	12

• Additional Information		12
• Taxes and Social Security Tax Treatment		12
• Costs		12
• Relationship with Employment Contract, Consultancy Agreement or Director’s Mandate		12-13

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1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant plan 2006 Belgium/The Netherlands in its decision of 3 February 2006.

With the Plan set forth hereafter (see infra sub section 2 “Definitions - Beneficiary” and section 4 “Beneficiaries of the Plan”) the Company wants to inform all Beneficiaries of the conditions under which it is willing to grant Warrants.

The Company thus wants to acknowledge the best endeavours used by the Beneficiaries to help the company be a successful company.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Notice of Offer: the letter specifying the Offer;

Notice of Acceptance: the form that is received by the Beneficiary at the moment of the Offer and that needs to be returned to the Company, f.a.o. the managing director, prior to the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: in principle any Employees, Consultants and Directors of the Company and its Subsidiaries. The Board of Directors can also additionally and on an individual basis grant the opportunity to acquire Warrants to other persons who in the framework of their professional activity made themselves useful for the Company or its Subsifdiaries;

Director: the individuals or corporations who at any moment during the existence of the Company exercise a director’s mandate to which they were appointed by either the shareholders’ meeting or the Board of Directors by way of cooptation;

Consultant : an individual or a corporation who performs on a contractual basis professional services to the Company or a Subsidiary, but who is not an Employee (irrespective of whether the contract is concluded directly with the individual or corporation under consideration or – in case of an individual – with a corporation that has entrusted said performance of services to that individual);

Control: the competence de iure or de facto to have a decisive influence on the designation of the majority of its Directors or on the orientation of its management, as determined in article 5 et seq. of the Company Law Code;

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Participant: a Beneficiary who has accepted the Offer and to whom a Warrant is granted in accordance with this Plan;

Subsidiary: a company in relation to which exists a competence to Control as set forth in article 6 of the Company Law Code;

Cessation of Employment Contract: the effective date of the cessation, for whatever reason, of the employment contract concluded between the Participant-Employee under consideration and either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous employment for the Company or a Subsidiary;

Cessation of Consultancy Agreement: the effective date of cessation for whatever reason of the Consultancy Agreement concluded between the Participant-Consultant and either the Company or a Subsidiary, except for a cessation accompanied by the simultaneous conclusion of a new Consultancy Agreement or an Employment Contract with the Company or a Subsidiary;

Cessation of Director’s Mandate: the effective date of cessation for whatever reason of the Director’s Mandate exercised by the Participant-Director for either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous new appointment as a Director with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant plan 2006 Belgium/The Netherlands as approved by the Board of Directors on 3 February 2006 and as amended from time to time by the Board of Directors in accordance with its provisions;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased person;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is tax wise deemed to take place on the 60th day following the date of the Offer;

Exercise: making use of the Warrant right acquired by accepting the Offer to acquire Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a new Share can be acquired when Exercising a Warrant, during one of the specific Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise his/her Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise terms and conditions as set forth in section 6 of the present general rules;

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Exercise Period: a period to be determined by the Board of Directors of two weeks within the Exercise Term during which Warrants can be Exercised;

Company: the public limited liability company Galapagos NV, having its seat at Generaal De Wittelaan, L11 A3, 2800 Mechelen;

Warrant: the right to acquire, within the framework of this Plan, one New Share within the Exercise Term and at the Exercise Price;

Warrant Holder: any Beneficiary who has been granted Warrants and who has not yet Exercised all of them;

Warrant Agreement: the agreement that, if need be, is concluded between the Participant and the Company;

Employee: any employee of the Company or a Subsidiary who has concluded an open-ended employment contract and who has ended his/her probationary period;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

Outline

The number of Warrants created in the framework of this Plan is of maximum 350.000. These Warrants shall be called “Warrants 2006 Belgium/The Netherlands”.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary thereof to subscribe to one Share in accordance with the terms and conditions of this Plan.

As from the date of creation of the Warrants by the General Meeting of Shareholders of the Company, the Board of Directors may, within a period of five (5) years, grant Warrants to the Beneficiaries. The Board of Directors may delegate its authorities under this Plan to the Nomination and Remuneration Committee.

Grants made under this Plan are not required to be identical for each Beneficiary.

Number to be Offered per Beneficiary

The number of Warrants to be offered to the Beneficiaries shall be determined by the Board of Directors and, with respect to the Directors of the Company, by the Shareholders’ Meeting.

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Limits on the Transferability of Warrants

The acquired Warrants are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge, security or right in rem or be charged in any other manner.

Warrants that in conflict with the foregoing are transferred, pledged or charged shall become legally null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment the Warrants are granted to the Beneficiary.

If the Shares of the Company are not listed or traded on a regulated market at the date of the Offer, the Exercise Price shall in no circumstances be lower than the market value of the Shares, as determined by the Board of Directors of the Company uniformly with the advice of the internal auditor of the Company or of an auditor appointed for these purposes by the Board of Directors, in the absence of an internal auditor. In addition in this case the Exercise Price (i) shall at least be equal to the book value of the existing shares as it appears from the last annual accounts of the Company closed and approved by the competent organ prior to the date of the Offer and (ii) shall, in addition, at least be equal to the par value of the Shares.

If the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price shall, at the discretion of the Board of Directors, at least be equal to (a) the closing price of the Shares on the last trading day preceding the date of Grant or (b) the average of the closing price of the Shares of the last thirty (30) days preceding the date of Grant, on the understanding that the Exercise Price may under no circumstances be lower than the issue price as calculated in accordance with article 598, section 2 of the Company Law Code and in any case may never be lower than the par value of the ordinary shares at the date of issue of the Warrants, being €5,45.

At exercise the Exercise Price must be booked as capital for an amount equal to the par value of the existing shares of the Company. The amount exceeding the par value must be recorded as an issue premium that, to the same extent as capital, forms part of the collateral of third parties and that must be recorded on an unavailable liabilities account which can only be reduced or transferred by a decision of the General Meeting of Shareholders observing the same rules and formalities as those applicable to a capital reduction.

In derogation of article 501 of the Company Law Code and without harming the legally foreseen exceptions, the Company expressly preserves the right to take any decision and to carry out any transaction which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the par value of the existing shares (in order not to conflict with article 582 of the Company Law

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Code)), even in the event that these decisions might cause a reduction of the advantages offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be to reduce such advantages.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Board of Directors may, however, in its sole discretion, modify (i) the number of shares in respect of which one Warrant may be exercised or (ii) the Exercise Price. As soon as reasonably practicable, notice in writing of such amendment shall be given by the Board of Directors to any Warrant Holder affected thereby.

In case of a merger, split-up or stock-split of the company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the applicable conversion ration applicable at the occasion of the merger, split-up or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company ensures that the Warrant Plan is managed and administered and makes sure that all questions of Beneficiaries or Warrant Holders are answered in an accurate and fast manner.

4. BENEFICIARIES OF THE PLAN

Beneficiaries are the persons as described in section 2 (“Definitions – Beneficiaries”).

Employees whose employment contract with the Company or with a Subsidiary mentioned in the list is temporarily suspended due to a mission in a foreign company (“expatriates”) may also qualify as a Beneficiary.

The Board of Directors shall have an absolute discretion as to the selection or refusal as Beneficiary of other persons.

The majority of the Warrants under this Plan will be reserved for and granted to Employees. The Board of Directors will ensure that a minority of the number of Beneficiaries will consist of Directors and Consultants and a majority will consist of Employees. Furthermore, the Board of Directors will ensure that the majority of the issued Warrants will be reserved for and issued to Employees.

5. ACCEPTANCE OR REFUSAL OF THE GRANT

The Beneficiaries may accept or refuse any individual Grant in whole or in part. Acceptance of the Grant has to be formally established by completing, i.e. putting a cross next to the paragraph concerned in the Notice of Acceptance, and returning the Notice of Acceptance.

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Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the offer: Acceptance or Refusal.

The Acceptance Letter needs to be returned to the address mentioned therein, duly completed and signed, prior to the date mentioned therein.

In case the Beneficiary has not returned the Notice of Acceptance prior to the date mentioned therein, he/she shall be deemed to have refused the Grant.

The Warrants are registered in the name of the Beneficiary. In case of Acceptance, the Beneficiary will be recorded in the Register of Warrant Holders. This register is kept at the registered office of the Company, mentioning the name of the Warrant Holder and the number of Warrants held by him/her. For each Grant of Warrants the Company will provide the Warrant Holder with a Warrant Certificate.

The Nomination and Remuneration Committee can decide to replace or complement the Notice of Acceptance by a written Warrant Agreement to be signed by the Participant and the Company, which agreement will contain the conditions determined by the Nomination and Remuneration Committee, in accordance with this Plan.

The ownership of the Warrants accepted by the relevant Beneficiary will pass to the Beneficiary on the sixtieth (60th) day following the date of the Grant.

6. EXERCISE AND PAYMENT CONDITIONS

Exercise Term

A Warrant may not in any circumstances be exercised more than eight (8) years after the date of Grant, provided however that the Warrants can be exercised no later than 2 February two thousand sixteen (02/02/2016).

Exercise Period

Warrants may not be exercised earlier than the end of the third (3rd) calendar year following the one in which the Grant has been made.

Between the commencement of the fourth calendar year following the one in which the Grant has been made and the fourth anniversary of the Grant maximum sixty percent (60%) of the granted Warrants may be exercised during an Exercise Period.

As of the fourth (4th) anniversary of the Grant all granted Warrants may be exercised without any restriction as to the number of vested warrants during an Exercise Period.

The Board of Directors will determine per quarter at least one Exercise Period of two weeks.

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The Board of Directors may decide, with a view to avoid misuse of foreknowledge, to establish closed periods during which Warrants cannot be exercised.

Conditions of Exercise

Separate Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder shall submit an appropriate Exercise Notice (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, together with the Exercise Price, to be deposited into a bank account opened in the name of the Company.

The Warrant Holder needs to mention the number of Warrants he/she desires to exercise on the Exercise Notice.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage.

Exercise of Warrants in accordance with the Law

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the exercise conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Company Law Code and thus is also exercised pursuant to this article, the Shares issued upon exercise of the Warrants will be not transferable, except with the explicit prior consent of the Company, until such time the Warrant would have become exercisable pursuant to this Plan.

7.	ISSUE OF NEW SHARES

The Company shall not be obliged to issue New Shares pursuant to the exercise of the Warrants unless all Exercise Conditions set forth in section 6 have been complied with.

As soon as these conditions are complied with, the New Shares will be issued, with due consideration of the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once every quarter establish, before a notary public, that the capital of the Company is increased.

The New Shares shall participate in the profit of the Company as of the first day of January of the year in which they have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company can propose to the Warrant Holders who complied with the Exercise Conditions to receive existing Shares awaiting the issue of New Shares by notary deed. In such case

Galapagos NV, Warrant Plan 2006 Belgium/The Netherlands - 9 -

Free translation for information purposes only

the Warrant Holders will receive an advance of existing Shares subject to the conditions that they sign an authority by which the New Shares upon issue will immediately and directly be delivered to the Company or to any other Party who provided the advance.

The Board of Directors has given proxy to two (2) members of the Board of Directors or to the managing Director, with possibility of subdelegation and privilege of entering into the rights, to establish by notary deed the exercise of Warrants, the issue of the corresponding number of Shares, the contribution in cash, the corresponding realization of the capital increase, the allocation of the difference between the Exercise Price and the par value of the Shares to an unavailable liabilities account “issue premiums”, and the coordination of the articles of association of the Company with the new situation of the social capital.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market. The Company has not issued VVPR (“Verlaagde Voorheffing – Précompte Réduit”) strips and has no intention whatsoever to do so in the future either.

8.	CESSATION OF EMPLOYMENT OR SERVICE RELATIONSHIP

Cessation of Employment or Service Relationship

In case of Cessation of the Employment Contract, the Consultancy Agreement or the Director’s Mandate after the end of the third (3rd) calendar year following the date of the Grant, the Beneficiary must exercise its not yet exercised Warrants within a three (3)-month period as from the date of the cessation of employment or the date he/she is otherwise not involved any more in the activities of the Company.

In case of Cessation of the Employment Contract or the Consultancy Agreement prior to the end of the third (3rd) calendar year following the year of the Grant, a part of the granted Warrants shall become legally null and void as follows:

•	90% if Cessation occurs prior to the first (1st) anniversary of the Grant;

•	80% if Cessation occurs prior to the second (2nd) anniversary of the Grant;

•	60% if Cessation occurs prior to the third (3rd) anniversary of the Grant;

•	40% if Cessation occurs following the third (3rd) anniversary of the Grant but prior to the end of the third (3rd) calendar year.

If Cessation of the Director’s Mandate occurs prior to the third (3rd) anniversary of the Grant, subject to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall become legally null and void as follows:

•	1/36th of the Grant for each full month between the Cessation of the Director’s Mandate and the third (3rd) anniversary of the Offer.

The Warrants that do not become legally null and void are exercisable during a period of three (3) months, starting as of the first (1st) day of the fourth (4th) calendar year following the year of Grant, during an Exercise Period of two (2) weeks to be determined by the Board of Directors.

Galapagos NV, Warrant Plan 2006 Belgium/The Netherlands - 10 -

Free translation for information purposes only

Death

In case a Warrant Holder dies, all Warrants acquired by such Warrant Holder pass to his/her Personal Representatives and must be exercised within three (3) months, during an Exercise Period of two (2) weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will become legally null and void.

Retirement

Upon retirement of a Warrant holder, the Warrants must be exercised within three months, during an Exercise Period of two weeks to be determined by the Directors. Warrants that are not exercised within such period will become legally null and void.

Illness or Disability

In case of termination of the employment contract because of long term injury or disability, the Warrants acquired by the Warrant Holder must be exercised within three (3) months, during an Exercise Period of two (2) weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will become legally null and void.

Deviations

The Board of Directors shall have an absolute discretion to deviate at any time it thinks fit from the rules set forth in this section 8.

9.	PROTECTIVE MEASURES

The Directors shall take appropriate measures to protect and safeguard the interests of the Warrant Holders in case of:

•	a fundamental change of control of the Company;

•	a fundamental change in the regulations;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries.

This Plan may, if required by the circumstances, be modified by the Board of Directors. The Beneficiary shall be informed of any such amendments and will be bound by them. The modifications may in no event affect the essential provisions of this Plan. The amendments may not harm the rights of the existing Warrant Holders. In the event the rights of the existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

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Free translation for information purposes only

10.	DISPUTE RESOLUTION

The Board of Directors shall take note of any disputes arising from or in connection with the present Plan and, the case being, may propose for a dispute to be amicably settled. If required the dispute may be taken to court. In the latter case the parties submit to the jurisdiction of the Belgian courts and the legal venue for any disputes arising from or in connection with this Plan shall then be the Courts and Tribunals of the judiciary Mechelen (Belgium) where all parties involved shall make election of domicile in this respect at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

If desired, the Company will provide the Beneficiary with:

•	the articles of association of the Company as well as their amendments, if any;

Taxes and Social Security Tax Treatment

The Company or a Subsidiary shall be entitled, according to the applicable law or customary law, to apply a withholding on the salary in cash or compensation for the month in which the taxable moment occurs or on the salary in cash or compensation of any following month, and/or the Beneficiary shall be compelled to pay to the Company or a Subsidiary (if required by the Company or a Subsidiary) any amount of tax and/or social security contributions due or payable because of grant, vesting or exercise of the Warrants or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, according to the applicable law or customary law, to prepare the required reportings, necessary as a result of grant of the Warrants, the vesting or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

The costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with Employment Contract, Consultancy Agreement or Director’s Mandate

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary the right to have additional Warrants granted to him/her later. The grant of Warrants under this Plan shall not deliver on a promise of continuous employment by the Company or Subsidiaries.

Galapagos NV, Warrant Plan 2006 Belgium/The Netherlands - 12 -

Free translation for information purposes only

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his/her director’s mandate, employment contract or consultancy agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in this Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with this Plan shall not be entitled to any compensation or damages by reason of the cessation of his/her director’s mandate, employment contract or consultancy agreement with the Company or a Subsidiary, for any reason or in any circumstance, to the extent that these rights or entitlements would arise or might arise for loss or potential loss by reason of being or becoming unable to exercise Warrants under the Plan as a result of the cessation of such agreement or by reason of a loss or decrease in value of the rights or advantages.

***

Galapagos NV, Warrant Plan 2006 Belgium/The Netherlands - 13 -

GALAPAGOS NV, WARRANT PLAN 2006 UK

RULES OF THE GALAPAGOS NV

WARRANT PLAN 2006 UK

ADOPTED ON 12 May 2006

GALAPAGOS NV, WARRANT PLAN 2006 UK

GALAPAGOS NV

RULES OF THE GALAPAGOS NV WARRANT PLAN 2006 UK

Established by resolution of the board of Directors on 12 May 2006

Approved by the U.K.’s HM Revenue and Customs (ref no X23100/APT) on ..................

2006

INDEX

1.	INTERPRETATION	2

2.	GRANT OF WARRANTS	7

3.	RELATIONSHIP WITH CONTRACT OF EMPLOYMENT	9

4.	NON-TRANSFERABILITY OF WARRANTS	10

5.	EXERCISE PRICE	10

6.	ACCEPTANCE OR REFUSAL OF THE GRANT	11

7.	EXERCISE AND PAYMENT CONDITIONS	12

8.	ISSUE OF NEW SHARES	13

9.	CESSATION OF EMPLOYMENT	14

10.	PROTECTIVE MEASURES	15

11.	WARRANT TAX LIABILITY	16

12.	INDIVIDUAL LIMITS ON THE GRANTING OF WARRANTS	17

13.	DEMERGER, RECONSTRUCTION OR WINDING-UP	18

14.	TAKE-OVER	18

15.	VARIATION OF SHARE CAPITAL	21

16.	ALTERATION OF SCHEME	22

17.	SERVICE OF DOCUMENTS	22

18.	MISCELLANEOUS	23

19.	PROTECTION OF PERSONAL DATA	23

APPENDICES

A.	WARRANT CERTIFICATE	25

B.	NOTICE OF ACCEPTANCE	27

C.	EXERCISE NOTICE	29

GALAPAGOS NV, WARRANT PLAN 2006 UK

1	INTERPRETATION

Definitions

1.1	In this Scheme (unless the context otherwise requires) the following words and phrases have the meanings given below:

“Act”	the U.K. Income Tax (Earnings and Pensions) Act 2003;

“Acceptance Notice”	means a notice substantially in the form of Appendix B or in such other form as the Directors may decide, that the Beneficiary receives at the moment of the Grant of the Warrants and that the Beneficiary needs to sign and return to the Company (for the attention of the managing director) for acceptance of the Grant;

“AIM”	the Alternative Investment Market of the London Stock Exchange;

“Approval Date”	the date on which the Company receives notice that this Scheme has been approved by the U.K.’s HM Revenue and Customs in accordance with the CSOP Code;

“Associated Company”	has the meaning ascribed to it in the CSOP Code;

“Auditors”	the auditors of the Company for the time being;

“Beneficiary”	Any Employee of the Group.

“Cessation of Employment”	The effective date of cessation, for any reason whatsoever, of the employment agreement between the relevant Employee-Warrant holder and the Company or a Subsidiary, with the exclusion of cessation in conjunction with simultaneous entering into employment with the Company or a Subsidiary.

“Cessation of Directorship”	The effective date of cessation, for any reason whatsoever, of the office of Director of the relevant Director-Warrant holder with the Company or a Subsidiary, with the exclusion of cessation in conjunction with simultaneous appointment with the Company or a Subsidiary.

GALAPAGOS NV, WARRANT PLAN 2006 UK

“Company”	GALAPAGOS NV, a Belgian corporation with seat at Generaal De Wittelaan L11 A3, 2800 Mechelen, Belgium (registered in the register of enterprises under number 0460.460.429);

“CSOP Code”	Chapter 8 of Part 7 and Schedule 4 of the Act and Part 3 of Schedule 7D to the U.K. Taxation of Chargeable Gains Act 1992;

“Control”	has the meaning given in section 840 of the United Kingdom Taxes Act;

“Date of Grant”	in relation to any Warrant, the date on which that Warrant is Granted;

“Directors”	The board of directors of the Company consisting of persons (individuals or legal entities) appointed by the shareholders’ meeting (or by the Directors by way of cooptation) as members of the board of directors of the Company from time to time;

“Employee”

(a) an employee who is a director of any member of the Group and required under his contract of employment to work for not less than 25 hours per week (excluding meal breaks) disregarding holiday entitlement; or

(b) any other employee of any member of the Group;

“Euronext”	means the Brussels and Amsterdam based stock exchanges of Euronext NV.

“Exercise Notice”	means a notice substantially in the form of Appendix C or in such other form as the Directors may decide;

“Exercise Period”	any period of two weeks to be determined by the Directors within the Exercise Term during which Warrants can be exercised.

“Exercise Price”	in relation to a Warrant, the pre-determined price at which a Share can be acquired and which is payable upon the exercise of that Warrant and determined in accordance with Rule 5 hereof;

GALAPAGOS NV, WARRANT PLAN 2006 UK

“Exercise Term”	the term in which the Beneficiary can exercise his/her Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and specific exercise conditions set forth in section 7 of this Scheme.

“Grant”	when used as a noun, the written and dated notification to Beneficiaries of the Scheme of the opportunity to acquire Warrants in accordance with the terms of the Scheme, or when used as a verb, the act of providing such notification;

“Group”	the Company and each and every company which is for the time being a Subsidiary;

“Key Feature”	in relation to this Scheme, a provision which is necessary in order to meet the requirements of Schedule 4 to the Act;

“London Stock Exchange”	London Stock Exchange plc;

“Market Value”	in relation to a Share on a given day, the market value of a Share determined in accordance with the provisions of Part 8 of the U.K. Taxation of Chargeable Gains Act 1992 and agreed for the purposes of this Scheme with the U.K.’s HM Revenue and Customs’ Shares Valuation on or before that day;

“Material Interest”	has the meaning given in paragraph 10 of Schedule 4 to the Act;

“Model Code”	the Model Code for securities transactions by directors of companies traded on AIM or, if fully listed, by directors of listed companies, published from time to time by the London Stock Exchange, or any equivalent code applicable to securities transactions by directors of companies trading on Euronext;

“New Shares”	Shares to be issued pursuant to the exercise of Warrants under this Scheme;

“NICs”	U.K. National Insurance Contributions;

“NIC Warrant Gain”	a gain realised upon the exercise of, or acquisition of Shares in pursuance of, a Warrant, being a gain that is treated as remuneration derived from the Warrant-holder’s employment by virtue of section 4(4)(a) of the U.K. Social Security Contributions and Benefits Act 1992;

GALAPAGOS NV, WARRANT PLAN 2006 UK

“NI Regulations”	the laws, regulations and practices currently in force relating to liability for and the collection of NICs;

“Warrant”	a right to acquire one Share, granted in accordance with and subject to the Rules of this Scheme;

“Warrant Certificate”	means a certificate substantially in the form of Appendix A or in other such form as the Directors may decide;

“Warrantholder’s Employer” or “my Employer”	in relation to a Warrant holder, such member of the Group as is the Warrant holder’s employer or, if he has ceased to be employed within the Group, was his employer or such other member of the Group, or such other person as, under the PAYE Regulations or, as the case may be, the NI Regulations, or any other statutory or regulatory enactment (whether in the U.K. or any other jurisdiction) is obliged to account for any Warrant Tax Liability;

“Warrant Tax Liability”	in relation to a Warrant holder, any liability of the Warrant holder’s Employer to account to HM Revenue and Customs or other tax authority for any amount of, income tax or NICs (which shall include secondary Class I NICs) or any equivalent charge which the U.K.’s HM Revenue & Customs accepts in the nature of tax or social security contributions (whether under the laws of the U.K. or of any other jurisdiction) which may arise upon the exercise of, or the acquisition of Shares pursuant to, Warrants;

“Warrant holder”	a person who has been Granted Warrants in accordance with this Scheme and who has accepted such Warrants by means of the Acceptance Notice and who has not yet exercised such Warrants or, if that person has died, his Personal Representatives;

“Ordinary Share Capital”	issued share capital of the Company (other than fixed rate preference shares);

GALAPAGOS NV, WARRANT PLAN 2006 UK

“PAYE Regulations”	the regulations made under section 684 of the Act;

“Personal Data”	has the meaning it bears for the purposes of the U.K. Data Protection Act 1998 or of any equivalent act applicable in the jurisdiction in which the Company is incorporated;

“Personal Representatives”	in relation to a Warrant holder, the legal personal representatives of the Warrant-holder (being either the executors of his will to whom a valid grant of probate has been made or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Directors evidence of their appointment as such;

“Related Company”	any company which, in relation to the Company, is an associated company as that term is defined in section 416 of the Taxes Act except that, for the purposes of this Scheme, sub-section (1) of that section shall have effect with the omission of the words “or at any time within one year previously”;

“Rules”	these Rules as from time to time amended in accordance with their terms and reference to a “Rule” shall be construed as a reference to the equivalent numbered paragraph of these Rules;

“Scheme”	The GALAPAGOS NV Warrant Plan 2006 UK as set out in these Rules as approved by the Directors on [DATE] and as amended from time to time;

“Shares”	fully-paid ordinary shares in the capital of the Company which satisfy the requirements of paragraphs 16 to 20 of Schedule 4 to the Act ;

“Subsidiary”	any company which is for the time being both a subsidiary (as defined in section 736 of the U.K. Companies Act 1985 and in article 6 of the Belgian Code of Companies) of the Company and under the Control of the Company;

“Taxes Act”	the U.K. Income and Corporation Taxes Act 1988.

“U.K.”	the United Kingdom

GALAPAGOS NV, WARRANT PLAN 2006 UK

1.2	References to Warrants vesting or being or becoming vested in respect of any number or proportion of the Shares over which it subsists are to be read as references to the Warrants becoming capable of being exercised either immediately or, subject to the Warrant holder continuing to hold office or employment within the Group (or with any Related Company), at some future time.

1.3	References to Shares in respect of which Warrants subsist at any time are to be read and construed as references to the Shares over which the Warrants are then held (and in respect of which it has not then lapsed and ceased to be exercisable).

1.4	Any reference to any enactment shall include any consolidation, modification, extension, amendment or re-enactment thereof or any subordinate legislation made under it for the time being in force.

1.5	Words denoting the masculine gender shall include the feminine.

1.6	Words denoting the singular shall include the plural and vice versa.

1.7	Words not otherwise defined in this Rule 1 have the same meanings as in the CSOP Code.

2	GRANT OF WARRANTS

2.1	The number of Warrants created in the framework of this Scheme is of 453,715. These Warrants shall be called “2006 UK Warrants”. This Scheme shall be called the “Warrant Plan 2006 UK”.

Subject to the following provisions of this Rule 2, the Directors shall have an absolute discretion as to the selection of persons to whom Warrants are granted but no Warrant shall be granted to any person unless he is a Beneficiary and no Beneficiary shall be entitled as of right to be granted Warrants.

The number of Warrants to be offered to the Beneficiaries shall be determined by the Board of Directors and, with respect to the directors of the Company, by the shareholders’ meeting.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary thereof to acquire / subscribe to one Share in accordance with the terms and conditions of this Scheme.

As from the date of creation of the Warrants by the Board of Directors of the Company, the Board of Directors may, during a five (5) year period, Grant Warrants to the Beneficiaries. The Board of Directors may delegate its authorities under this Warrant Plan 2006 UK to the Nomination and Remuneration Committee.

GALAPAGOS NV, WARRANT PLAN 2006 UK

Grants made under this Scheme are not required to be identical for each Beneficiary.

Warrants may, subject to Rule 2.3 below, only be granted in that period commencing:

2.1.1	on the Approval Date and ending forty-two (42) days thereafter; or

2.1.2	on the day following the announcement of the interim or final results of the Company for any financial year or part thereof and ending forty-two (42) days thereafter,

and any grant of Warrants shall be effected by the issue, as a deed, of a Warrant Certificate.

2.2	Warrants may be granted outside the periods specified in Rule 2.1 if:

2.2.1	the Directors, in their absolute discretion, consider the circumstances sufficiently exceptional to justify the grant of Warrants; or

2.2.2	the Company is not listed on the official list of the London Stock Exchange or otherwise quoted on, dealt in or traded on AIM or any other market, including but not limited to Euronext.

2.3	Warrants shall not be granted to any person at any time when he has or has within the preceding 12 months had, a Material Interest in the Company or a company which has control of the Company or is a member of a consortium which owns such a company or the Warrant holder’s Employer.

2.4	Warrants shall be granted by the Company and, as soon as reasonably practicable after the grant, the Company shall issue to the Warrant holder a Warrant Certificate which, inter alia, specifies:

(a)	the Date of Grant;

(b)	the identity of the Company;

(c)	the number of Shares in respect of which the Warrants are granted;

(d)	the Exercise Price;

(e)	the earliest date on which the Warrants may be exercised by reason of Rule 7.2;

(f)	that it is a condition of exercise of the Warrants that the Warrant holder agrees to indemnify the Company and the Warrant holder’s Employer in respect of any Warrant Tax Liability, and is otherwise in such form as the Company may from time to time determine.

GALAPAGOS NV, WARRANT PLAN 2006 UK

2.5	Unless the Company otherwise determines in relation to the grant of Warrants on any occasion, any person to whom Warrants are granted must confirm his acceptance of such grant by delivering to the Company a duly completed Acceptance Notice and if no such Acceptance Notice is received by the Company within the period of sixty days after the Date of Grant (or such later time as the Company may notify to the Warrant holder) the Warrants shall be deemed as never having been granted.

3	RELATIONSHIP WITH CONTRACT OF EMPLOYMENT

3.1	Beneficiaries are the persons as described in Rule 1 (“Definitions – Beneficiaries”).

Employees whose employment contract with the Company or with a Subsidiary is temporarily suspended due to a mission in another country (“expatriates”) may also qualify as a Beneficiary.

The majority of the 2006 UK Warrants will be reserved for and granted to Employees. The Directors will ensure that a minority of the number of Beneficiaries will consist of Directors and a majority will consist of Employees. Furthermore, the Directors will ensure that the majority of the issued Warrants will be reserved for and granted to Employees.

3.2	The grant of Warrants does not form part of the Warrant holder’s entitlement to remuneration or benefits pursuant to his contract of employment or office nor does the existence of a contract of employment between any person and the Warrant holder’s Employer, the Company, any Subsidiary or Related Company or former Subsidiary or former Related Company give such person any right or entitlement to have Warrants granted to him in respect of any number of Shares or any expectation that Warrants might be granted to him whether subject to any conditions or at all and the grant of Warrants shall not confer on any Warrant holder any rights whatsoever against the Company or any Subsidiary or Related Company or former Subsidiary or former Related Company directly or indirectly.

3.3	The rights and obligations of a Warrant holder under the terms of his contract of employment or office with the Company or any Subsidiary or Related Company or former Subsidiary or former Related Company shall not be affected by the grant of Warrants.

3.4	The rights granted to a Warrant holder upon the grant of Warrants shall not afford the Warrant holder any rights or additional rights to compensation or damages in consequence of the loss or termination of his office or employment with the Company or any Subsidiary or Related Company or former Subsidiary or former Related Company for any reason whatsoever, whether or not such termination is ultimately held to be wrongful or unfair.

GALAPAGOS NV, WARRANT PLAN 2006 UK

3.5	A Warrant holder shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being or becoming unable to exercise Warrants in consequence of the loss or termination of his office or employment with the Company or any Subsidiary or Related Company or former Subsidiary or former Related Company for any reason (including, without limitation, any breach of contract by his employer) or in any other circumstances whatsoever, whether or not such termination is ultimately held to be wrongful or unfair or a breach of contract.

4	NON-TRANSFERABILITY OF WARRANTS

4.1	The Warrants are registered in the name of the Warrant holder. During his lifetime the Warrant holder cannot transfer the Warrants and only the individual to whom Warrants are granted may exercise those Warrants.

4.2	Any Warrant shall immediately become null and void if:

(a)	it is purported to be transferred or assigned (other than to his Personal Representatives upon the death of the Warrant holder), mortgaged, pledged, charged or otherwise disposed of by the Warrant holder; or

(b)	the Warrant holder is adjudicated bankrupt or a bankruptcy order is made against the Warrant holder pursuant to Chapter I of Part IX of the U.K. Insolvency Act 1986; or

(c)	the Warrant holder is deprived (otherwise than on death) of the legal or beneficial ownership of the Warrants by operation of law or by the Warrant holder doing or omitting to do anything which causes him to be so deprived.

5	EXERCISE PRICE

5.1	The Exercise Price shall be determined by the Directors at the moment the Warrants are granted to the Beneficiary. If the Shares are listed for trading on a regulated market, the Exercise Price shall in no circumstances be lower than the Market Value of the Shares and in addition shall be no lower than the lesser of (a) the closing price of the Shares on the last rading ay preceding the Date of Grant, or (b) the average of the closing price of the Shares of the last five (5) rading ays preceding the Date of Grant.

5.2	In derogation of article 501 of the Belgian Code of Companies[1], the Company expressly preserves the right to take any decision and to carry out any

[1]	Article 501 of the Belgian Code of Companies:

“Counting from the issue of the warrants and until the end of exercise period of the warrant, the company cannot by any act decrease the benefits allocated to the warrant holders by the conditions of the issue or by law, except in the case of the second paragraph and in cases for which the conditions of issue specifically provide for.

In case of increase of the share capital by contribution of money the warrant holders can exercise their warrant notwithstanding any provision to the contrary in the statutes or in the conditions of issue and as the case may be participate in the new issue as a shareholders, to the extent the existing shareholders have such right.”

GALAPAGOS NV, WARRANT PLAN 2006 UK

transaction which might have an impact on its capital, or that may otherwise affect the rights of the Warrant holders, unless the only purpose of these decisions and transactions would be to reduce such advantages. Should the rights of a Warrant holder be affected or influenced by such a decision or transaction, the Warrant holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Board of Directors may, however, in its sole discretion subject to the prior approval of HM Revenue & Customs, modify (i) the number of shares in respect of which any Warrant may be exercised or (ii) the Exercise Price. As soon as reasonably practicable, notice in writing of such amendments shall be given by the Board of Directors to any Warrant holder affected thereby.

5.3	In case of stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted, subject to the prior approval of HM Revenue & Customs, in accordance with the applicable conversion ration at the occasion of the stock-split to the other shareholders.

6	ACCEPTANCE OR REFUSAL OF THE GRANT

6.1	The Beneficiaries may accept or refuse any individual Grant in whole or in part. Acceptance of the Grant has to be formally established by completing and returning the Notice of Acceptance.

6.2	Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions its decision regarding the Offer: Acceptance or Refusal. The Acceptance Notice needs to be returned to the address mentioned therein, duly completed and signed, prior to the date mentioned therein. In case the Beneficiary has not returned the Acceptance Notice prior to the date mentioned therein, he/she shall be deemed to have refused the Grant.

6.3	The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded in the Register of Warrant holders. This register is kept at the registered office of the Company, mentioning the name of the Warrant holder and the number of Warrants held by him/her. For each Grant of Warrants, the Company will provide the Warrant holder with a Warrant Certificate.

6.4	The Nomination– and Remuneration Committee of the Company can decide to replace or complement the Notice of Acceptance by a written Warrant agreement to be signed by the Warrantholder granted under this Scheme and by the Company, which agreement will contain the conditions determined by the Nomination– and Remuneration Committee, in accordance with this Scheme.

6.5	The ownership of the Warrants accepted by the relevant Beneficiary will pass to the Beneficiary on the sixtieth (60th) day following the Date of Grant.

GALAPAGOS NV, WARRANT PLAN 2006 UK

7	EXERCISE AND PAYMENT CONDITIONS

7.1	Exercise Term

A Warrant may not in any circumstances be exercised more than eight (8) years after the Date of Grant, provided however that the Warrants can be exercised no later than the tenth anniversary of the date on which the Scheme is approved by the Directors.

7.2	Exercise Period

A Warrant may not be exercised earlier than the end of the third calendar year following the one in which the Grant has been made. Between the commencement of the fourth calendar year following the one in which the Grant has been made and the fourth anniversary of the Grant maximum sixty percent (60%) of the granted Warrants may be exercised during an Exercise Period. As of the fourth (4th) anniversary of the Grant all granted Warrants may be exercised without any restriction as to the number of vested warrants during an Exercise Period.

The Directors will determine per quarter at least one Exercise Period of two weeks.

7.3	Conditions of Exercise.

Separate Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant holder shall submit an Exercise Notice to the person designated, together with the Exercise Price, to be deposited into a bank account opened in the name of the Company. The Warrant holder needs to mention the number of Warrants he/she desires to exercise on the Exercise Notice.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage.

7.4	Exercise of Warrants in accordance with Belgian law

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the exercise conditions (as specified in the Scheme), becomes prematurely exercisable pursuant to article 501 of the Belgian Code of Companies2 and is also exercised pursuant to this article, the Shares issued upon exercise of the Warrants will be not transferable, except with the explicit prior consent of the Company, until such time the Warrant would have become exercisable pursuant to this Scheme.

[2]	See footnote 1.

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7.5	Model Code Restriction No Warrant shall be capable of being exercised where such exercise would be contrary to any applicable laws or regulations relating to securities including (if applicable) the Model Code.

7.6	Material interest

A Warrant may not in any event be exercised at any time if the Warrant holder then has, or has within the preceding 12 months had, a Material Interest in the Company or a company which has control of the Company or is a member of a consortium which owns such company.

8.	ISSUE OF NEW SHARES

8.1	The Company shall not be obliged to issue New Shares pursuant to the exercise of the Warrants unless all exercise conditions set forth in section 7 have been complied with.

As soon as these conditions are complied with and in any event within 30 days of the date of exercise, New Shares will be issued, with due consideration of the required administrative formalities. The Directors shall to this effect timely at a date to be determined by the Directors and at least once every quarter establish, before a notary public, that the capital of the Company is increased.

8.2	The New Shares shall participate in the profit of the Company as of the first day of January of the year in which they have been issued.

8.3	In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company can propose to the Warrant holders who complied with the exercise conditions to receive existing Shares awaiting the issue of New Shares by notarial deed. In such case the Warrant holders will receive an advance of existing Shares subject to the conditions that they sign an authority by which the New Shares upon issue will immediately and directly be delivered to the Company or to any other Party who provided the advance.

8.4	The Shares to be issued on the exercise of Warrants shall rank pari passu in all respects with the fully paid Shares in the Company then in issue .

8.5	The allotment or transfer of any Shares under this Scheme shall be subject to the articles of association of the Company and to any necessary consents of any governmental or other authorities under any enactments or regulations from time to time in force.

8.6	If, at the time that any Shares are allotted on the exercise of a Warrant, any shares in the Company are dealt in on a market (including AIM) or have been admitted to the official list of the London Stock Exchange and/or Euronext as the case may be, the Company shall use all reasonable endeavours to procure that such Shares may also be dealt in on the same market or (as the case may be) are admitted to the official list of the London Stock Exchange and/or Euronext as the case may be.

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8.7	If any Warrant holder shall lose any Warrant Certificate the Company shall, as soon as reasonably practicable after its receipt of notice of such loss (together, if the Company requires, with an indemnification from the Warrant holder in respect of any liability which the Company may incur as a consequence of such loss in such form as the Company may require) issue to such Warrant holder a duplicate of such Warrant Certificate and any reference in these Rules to an Warrant Certificate shall include a reference to any such duplicate.

8.8	If a number of Warrants is exercised (or lapses) that does not represent the total number of Warrants held by that Warrant holder, the Company shall as soon as reasonably practicable after such an event issue (or procure the issue) to the Warrant holder concerned a balancing Warrant Certificate evidencing the extent to which the Warrants remains unexercised. Any Warrant Certificate or (as the case may be) balancing Warrant Certificate previously issued in respect of such Warrant shall be marked “Cancelled – Exercised in Part” and affixed to the relevant balancing Warrant Certificates.

8.9	The Directors have given proxy to two (2) directors of the Company or to the managing Director, with possibility of subdelegation, to establish by notarial deed the exercise of Warrants, the issue of the corresponding number of Shares, the contribution in cash, the corresponding realization of the capital increase, the allocation of the difference between the Exercise Price and the par value of the Shares to an unavailable account “issue premiums”, and the coordination of the articles of association of the Company with the new situation of the social capital.

8.10	The Company will take the necessary actions to have the New Shares listed for trading on a regulated market.

9.	CESSATION OF EMPLOYMENT OR OFFICE

9.1	Cessation of Employment or Directorship

In case of Cessation of Employment or Directorship after the end of the third calendar year following the date of the Grant, the Beneficiary must exercise its not yet exercised Warrants within a three-month period as from the date of the cessation.

In case of Cessation of Employment or Directorship prior to the end of the third calendar year following the year of the Grant, a part of the granted Warrants shall become null and void as follows:

•	90% if Cessation occurs prior to the first anniversary of the Grant;

•	80% if Cessation occurs prior to the second anniversary of the Grant;

•	60% if Cessation occurs prior to the third anniversary of the Grant;

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•	40% if Cessation occurs following the third anniversary of the Grant but prior to the end of the third calendar year.

The Warrants that do not become null and void are exercisable during a period of three months, starting as of the first day of the fourth calendar year following the Grant, during an Exercise Period of two weeks to be determined by the Directors. Warrants that are not exercised within such period, will become null and void.

9.2	Death

In case of a Warrant holder dies, all Warrants acquired by such Warrant holder pass to his/her Personal Representatives and must be exercised within three months, during an Exercise Period of two weeks to be determined by the Directors. Warrants that are not exercised within such period, will become null and void.

9.3	Retirement

Upon retirement of a Warrant holder, the Warrants must be exercised within three months, during an Exercise Period of two weeks to be determined by the Directors. Warrants that are not exercised within such period, will become null and void.

9.4	Illness or disability

In case of termination of the employment agreement because of long term injury or disability, the Warrants acquired by the Warrant holder must be exercised within three months, during an Exercise Period of two weeks to be determined by the Directors. Warrants that are not exercised within such period, will become null and void.

10.	PROTECTIVE MEASURES

The Directors shall protect and safeguard the interests of the Warrant holders in case of:

•	a fundamental change of control of the Company;

•	a fundamental change in the regulations;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries.

Subject to Rule 16, this Scheme may, if required by the circumstances, be modified by the board of Directors. The Beneficiary shall be informed of any such amendments and will be bound by them. The modifications may in no event affect the essential provisions and/or Key Features of this Scheme. The amendments may not harm the rights of the existing Warrant holders. In the event the rights of the existing Warrant holders would be harmed, the amendments may not be made without their agreement.

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11.	WARRANT TAX LIABILITY

11.1	The Warrant holder shall indemnify the Company and the Warrant holder’s Employer against any liability of any such person to account for any Warrant Tax Liability in respect of the exercise of Warrants and acquisition of Shares under this Scheme.

11.2	If in any jurisdiction a Warrant Tax Liability arises then, unless either:

(a)	within the period of 30 days beginning with the date on which the Warrant is exercised, the Warrant holder’s Employer is able to withhold the amount of such liability from payment of the Warrant holder’s remuneration; or

(b)	the Warrant holder has indicated (either in the Exercise Notice or in such other manner as the Company may specify) that he will make a payment to the Company of an amount equal to the Warrant Tax Liability and the Warrant holder does, within 14 days of being notified by the Company of the amount of the Warrant Tax Liability, make such payment to the Company; or

(c)	the Warrant holder has authorised (in the Exercise Notice or in such other manner as the Company may specify) the Company, to the extent necessary, to reimburse the Warrant holder’s Employer, to sell (or have sold) as agent for the Warrant holder (at the best price which can reasonably be expected to be obtained at the time of sale) a sufficient number of the New Shares, and to procure payment to the Warrant holder’s Employer out of the net proceeds of sale of such New Shares (after deduction of all fees, duties, commissions and expenses incurred in relation to such sale) of monies sufficient to satisfy the indemnity mentioned in Rule 11.1, then the Company shall, to the extent necessary to reimburse the Warrant holder’s Employer, have the right to sell (or have sold) as agent for the Warrant holder (at the best price which can reasonably be expected to be obtained at the time of sale) a sufficient number of the New Shares then acquired in pursuance of such Warrant, and to procure payment to the Warrant holder’s Employer, out of the net proceeds of sale of such Shares (after deduction of all fees, duties, commissions and expenses incurred in relation to such sale), of moneys sufficient to satisfy the indemnity mentioned in Rule 11.1.

11.3

In accepting the grant of a Warrant the Warrant holder shall, if required to do so by the Company, agree with and undertake to the Company and any other company which is the Warrant holder’s Employer that the Warrant holder shall join with the Warrant holder’s Employer in making an election (in such terms and form, and subject to such approval by HM Revenue and Customs as provided in paragraph 3B of Schedule 1 to the Social Security Contributions

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and Benefits Act 1992) for the transfer to the Warrant holder of the whole, or such part as the Company may determine, of any liability of the Warrant holder’s Employer to secondary Class 1 NICs on any NIC Warrant Gain.

12	INDIVIDUAL LIMITS ON THE GRANTING OF WARRANTS

12.1	The number of New Shares in respect of which Warrants are granted to a Beneficiary shall be limited, and the Grant of Warrants shall take effect, so that the aggregate market value of New Shares which may be acquired upon the exercise of those Warrants, when added to:

(a)	the aggregate market value of New Shares in respect of which Warrants have previously been granted (and have not then been exercised nor ceased to be exercisable) to the Warrant holder concerned; and

(b)	the aggregate market value of New Shares in respect of which rights to acquire such New Shares have been obtained by that Warrant holder under any other Warrant plan approved in accordance with either the CSOP Code or Schedule 9 of the Taxes Act which has been established by the Company or by any Associated Company (and have not then been exercised nor ceased to be exercisable), shall not exceed or further exceed thirty thousand pounds (£30,000) or such other limit as may be prescribed under paragraph 6(1) of Schedule 4 to the Act.

12.2	For the purposes of this Rule 12:

(a)	the market value of a New Share in respect of which a Warrant has been or is to be granted shall be taken as the Exercise Price payable upon the exercise of such Warrant or, if less, the minimum price per New Share which could have been determined pursuant to Rule 5 to be the Exercise Price in relation to that Warrant; and

(b)	the market value of New Shares in respect of which other rights to acquire shares have been granted shall have the same meaning as in Part 8 of the Taxation of Chargeable Gains Act 1992 and shall be calculated as at the time such other rights were granted or such earlier time as may have been agreed in writing with HM Revenue and Customs.

12.3	For the avoidance of doubt, any Grant of Warrants that results in exceeding the limit of thirty thousand pounds (£30,000) set forth in Rule 12.1 hereof, shall be a valid Grant, provided, however, that to the extent such Grant exceeds such limit, the Grant (i) shall not benefit from the specific beneficial tax treatment that applies to schemes that are approved by the U.K.’s HM Revenue and Customs, and (ii) shall consequently be treated as a “non-approved” Grant for taxation purposes.

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13	DEMERGER, RECONSTRUCTION OR WINDING-UP

Demerger

13.1	Subject to Rule 7.1, in the event that notice is given to shareholders of the Company of a proposed demerger of the Company or of any Subsidiary the Directors may give notice to Warrant holders that Warrants may then be exercised in respect of all the Shares over which they subsist within such period (not exceeding 30 days) as the Directors may specify in such notice to Warrant holders SAVE THAT:

(a)	no such notice to Warrant holders shall be given unless the Auditors have confirmed in writing to the Directors that the interests of Warrant holders would or might be substantially prejudiced if before the proposed demerger has effect Warrant holders could not exercise their Warrants and be registered as the holders of the Shares thereupon acquired; and

(b)	in the case of Warrants not granted by the Company, the Company consents to such exercise being permitted.

Statutory reconstruction

13.2	Subject to Rule 7.1, if the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme of reconstruction of the Company or its amalgamation pursuant to section 425 of the Companies Act 1985 each Warrant holder shall be entitled to exercise his Warrant during the period of six months commencing on the date on which the Court sanctions the compromise or arrangement and if not so exercised the Warrant shall lapse and cease to be exercisable on the expiry of such period of six months.

Winding-up

13.3	In the event of notice being given to holders of Shares of a resolution for the voluntary winding-up of the Company, a Warrant may, subject to rule 7.1, be exercised at any time before the commencement of the winding-up and if not so exercised the Warrant shall lapse and cease to be exercisable on the commencement of the winding up.

13.4	All Warrants shall immediately lapse and cease to be exercisable upon the commencement of a winding-up of the Company.

14	TAKE-OVER

14.1	Subject to Rule 7.1, if, as a result of either:

(a)	a general offer to acquire the whole of the Ordinary Share Capital which is made on a conditional basis such that if the conditions are satisfied the person making the offer will have control of the Company; or

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(b)	a general offer to acquire all the shares in the Company of the same class as the New Shares the Company shall come under the control of another person or persons, each Warrant holder shall be entitled to exercise his Warrant within the period of six months of the date when the person making the offer has obtained control of the Company and any condition subject to which the offer is made has been satisfied or waived and to the extent that the Warrant is not then exercised it shall upon the expiration of that period lapse and cease to be exercisable.

14.2	Subject to Rule 7.1, if at any time before a Warrant has lapsed any person becomes entitled or bound to acquire New Shares in the Company under sections 428 to 430F (inclusive) of the Companies Act 1985 each Warrant holder shall be entitled to exercise his Warrant at any time when that person remains so entitled or bound and to the extent that the Warrant is not then exercised it shall upon the expiration of that period lapse and cease to be exercisable.

14.3	For the purposes of this Rule 14 a person shall be deemed to have control of a company if he and others acting in concert with him have together obtained control of it.

14.4	For the avoidance of doubt, where the circumstances envisaged in any of Rules 14.1 and 14.2 arise at any one time and those respective Rules each indicate a different time by which Warrants may be exercised, the earlier of those times shall apply (subject to Rule 14.5).

14.5	If any company (in this Rule referred to as ‘the acquiring company’):

(a)	obtains control of the Company as mentioned in Rule 14.1; or

(b)	obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985; or

(c)	becomes bound or entitled to acquire Shares under sections 428 to 430F (inclusive) of the Companies Act 1985,

a Warrant holder may, at any time within the appropriate period (as defined in Rule 14.6), by agreement with the acquiring company release his rights under his Warrant in consideration of the grant to him of rights to acquire shares in the acquiring company or some other company falling within sub-paragraphs (b) or (c) of paragraph 16 of Schedule 4 to the Act (“a New Warrant”) PROVIDED THAT:

(i)	such New Warrant will be exercisable only in accordance with the provisions of this Scheme as it had effect immediately before the release of his rights under his Warrant (read and construed as mentioned in Rule 14.7); and

(ii)	the shares to which the new rights relate satisfy the provisions of paragraphs 16 to 20 of Schedule 4 to the Act; and

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(iii)	the total market value, immediately before such release, of the Shares in respect of which the Warrant then subsists is equal to the total market value, immediately after such grant, of the shares in respect of which the New Warrant is granted to the Warrant holder; and

(iv)	the total amount payable by the Warrant holder for the acquisition of shares upon exercise of the New Warrant is equal to the total amount that would have been payable for the acquisition of Shares upon exercise of the Warrant.

14.6	In Rule 14.5 “the appropriate period” means:

(a)	in a case falling within Rule 14.5(a), the period of six months beginning with the time when the person making the offer has obtained control of the Company and any condition or conditions subject to which the offer is made has or have been satisfied or waived;

(b)	in a case falling within Rule 14.5(b), the period of six months beginning with the time when the court sanctions the compromise or arrangement; and

(c)	in a case falling within Rule 14.5(c), the period during which the acquiring company remains bound or entitled as mentioned in that paragraph.

14.7	For the purposes mentioned in Rule 14.5(i) the provisions of this Scheme shall be read and construed as if:

(a)	references to “the Company” in Rules 3, 7, 13, 14, 15 and 17 were references to the company in respect of whose shares the New Warrant is granted;

(d)	references to “Shares” in Rules 1, 7, 11, 13, 14 and 15 were references to such shares;

(e)	references to “Warrant” in Rules 3, 4, 7, 13, 14, 15, and 17 were references to such New Warrant;

(f)	references to “Warrantholder” in Rules 3, 4, 7, 13, 14, 15 and 17 were references to the persons to whom such New Warrant is granted;

(g)	references to “Ordinary Share Capital” in Rules 14 and 15 were references to the ordinary share capital (other than fixed rate preference shares) of such company;

(h)	references to “the Exercise Price” in Rules 7 and 15 were references to the price per share payable upon the exercise of such new rights;

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(i)	references to “the Directors” in Rules 13, 14, and 15 were references to the board of directors of the acquiring company.

14.8	New Warrants granted pursuant to Rule 14.5 shall be regarded for the purposes of the CSOP Code and for the purposes of the subsequent application of the provisions of this Scheme as having been granted on the Date of Grant of the corresponding rights as mentioned in Rule 14.5.

15	VARIATION OF SHARE CAPITAL

15.1	In the event of any alteration of the Ordinary Share Capital by way of capitalisation or rights issue, or sub-division, consolidation or reduction or any other variation in the Share capital of the Company, the Directors may make such adjustment as they consider appropriate:

(j)	to the aggregate number or amount of New Shares subject to any Warrant, and/or

(k)	to the Exercise Price payable for each New Share under any such Warrant, and/or

(l)	where a Warrant to subscribe for New Shares has been exercised but no New Shares have been allotted in accordance with Rule 8.4, to the number of Shares which may be so allotted and the Exercise Price payable for each such Share

PROVIDED ALWAYS THAT:

(i)	no such adjustment is made unless and until HM Revenue and Customs have approved the adjustment and confirmed that the approved status of this Scheme will not be affected; and

(ii)	except in the case of a capitalisation issue, any such adjustment is confirmed in writing by the Auditors to be in their opinion fair and reasonable; and

(iii)	except in so far as the Directors (on behalf of the Company) agree to capitalise the Company’s reserves and apply the same at the time of exercise of the Warrant in paying up the difference between the Exercise Price and the nominal value of the Shares, the Exercise Price in relation to any Warrant to subscribe for Shares is not reduced below the nominal value of a Share; and

(iv)	any such adjustment which is to be made to the terms of a Warrant granted by a person other than the Company shall not have effect unless it is approved by such person.

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15.2	As soon as reasonably practicable after any such adjustment has effect in relation to any Warrant the Directors (acting as agent for the Company) shall give notice in writing to the Warrant holder.

16	ALTERATION OF SCHEME

16.1	The Directors may at any time make any alteration to this Scheme in any respect PROVIDED THAT:

(m)	no such alteration in any Key Feature of this Scheme shall take effect unless and until HM Revenue and Customs have confirmed in writing that such alteration or addition shall not affect the approved status of this Scheme;

(n)	if any shares of the same class in the Company are listed on the London Stock Exchange or Euronext or dealt in or traded on AIM, then except with the prior sanction of the Company in general meeting, no alteration shall be made to Rules 1.1 (in respect of the definitions of Beneficiaries or Exercise Price), 2.1 to 2.3 (inclusive), 7.1, 7.2, 8.4, 8.5, 12, 13, 14 and 15; and

(o)	no such alteration shall take effect so as to affect the liabilities of any person other than the Company in relation to any Warrant granted by such person without the prior consent in writing of such person.

16.2	The restrictions contained in Rule 16.1 shall not apply in respect of minor amendments to benefit the administration of the Scheme, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for participants in the Scheme.

16.3	As soon as reasonably practicable after making any alteration under this Rule 16, the Directors shall give notice in writing thereof to any Warrant holder affected.

17	SERVICE OF DOCUMENTS

17.1	Any notice from any person to any Beneficiary or Warrant holder or any other person under the Scheme shall be addressed to him at his address last known to the Company or a Subsidiary, or handed to him personally and where sent by post shall be deemed to have been given on the day following that on which it was posted.

17.2	Any notice or document so sent to an Beneficiary and/or Warrant holder shall be deemed to have been duly given notwithstanding that such person is then deceased (and whether or not the Company or a Subsidiary has notice of his death) except where his Personal Representatives have established their title to the satisfaction of the Company and supplied to the Company an alternative address to which documents are to be sent.

17.3	Any notice given by an Beneficiary or an Warrant holder to the Company under the Scheme shall be in writing addressed to the Secretary of the

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Company at its registered office or to such other person or body and/or at such other address in the United Kingdom as the Directors may from time to time notify for the purpose, and shall be effective only upon actual receipt by the Company or such other person or body notified as aforesaid.

18	MISCELLANEOUS

18.1	The Directors may from time to time make and vary such rules and regulations not inconsistent herewith and establish such procedures for the administration and implementation of this Scheme as they think fit and in the event of any dispute or disagreement as to the interpretation of this Scheme or of any such rules, regulations or procedures or as to any question or right arising from or related to this Scheme, the decision of the Directors shall (except as regards any matter required to be determined by the Auditors hereunder) be final and binding upon all persons.

18.2	In any matter in which they are required to act hereunder, the Auditors shall be deemed to be acting as experts and not as arbitrators and the Arbitration Act 1996 shall not apply hereto.

18.3	Save as otherwise expressly provided for in these Rules, the costs of the administration and implementation of this Scheme shall be borne by the Company. The Company is responsible for the management and the administration of the Scheme and for correctly and rapidly answering all questions of the Beneficiaries or Warrant holders.

18.4	Warrant holders shall be entitled to receive copies of any documents sent to holders of Shares and shall have the right to attend general meetings of the Company but only in an advisory role and not with voting power.

18.5	The Directors may at any time resolve to terminate the Scheme in which event no further Warrants shall be granted, save for any New Warrant granted in accordance with Rule 14.5 but the provisions of the Scheme shall continue in full force and effect in relation to Warrants then subsisting (or subsequently granted as aforesaid).

19	PROTECTION OF PERSONAL DATA

By accepting the grant of an Warrant, the Warrant holder shall agree and consent to:

(p)	the collection, use and processing by the Company and any member of the Group of Personal Data relating to the Warrant holder, for all purposes reasonably connected with the administration of this Scheme and the subsequent registration of the Warrant holder or any other person as a holder of Shares acquired pursuant to the exercise of an Warrant;

(q)	the Company and any member of the Group transferring Personal Data to or between any of such persons for all purposes reasonably connected with the administration of the Scheme;

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(r)	the use of such Personal Data by any such person for such purposes; and

(s)	the transfer to and retention of such Personal Data by any third party for such purposes.

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APPENDIX A

WARRANT CERTIFICATE

THE GALAPAGOS NV WARRANT PLAN 2006 UK

This document is important and should be retained in a safe place pending exercise of the Warrants herein referred to.

Full name(s) of Warrant holder:

Address of Warrant holder:

Date of Grant:

Number of New Shares:

Exercise Price:

First date for exercise of Warrants:	[NB: 3 years from date of grant]

Last date for exercise of Warrants:	[NB: no later than 8 years from date of grant or, if earlier, the tenth anniversary of the date of approval of the Scheme by the Directors]

GALAPAGOS NV (“the Company”) HEREBY GRANTS to you, the Warrant holder named above, [                    ] Warrants to acquire the above number of New Shares in the Company at the above Exercise Price.

The Warrants are exercisable subject to and in accordance with the rules of The GALAPAGOS NV Warrant Plan 2006 UK as amended from time to time and the Memorandum and Articles of Association of the Company.

In accordance with Rule 7.1, this Warrant may not in any event be exercised later than the eight anniversary of the Date of Grant shown above.

These Warrants are not transferable but may be capable of exercise by the Warrant holder’s Personal Representatives in the event of the Warrant holder’s death.

It is a condition of exercise of these Warrants that the Warrant holder agrees to indemnify the Company and the Warrant holder’s Employer against any liability of any such person to account for any Warrant Tax Liability. If an Warrant Tax Liability arises following the exercise of Warrants or the acquisition of Shares and, within 30 days, the appropriate

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amount cannot be withheld from payment of the Warrant holder’s remuneration or the Company has not received payment of such amount in accordance with the Rules, the Company shall, to the extent necessary to reimburse the Employer of the Warrant holder, be entitled to sell sufficient of the Shares acquired in pursuance of these Warrants and to procure payment to the Employer of the Warrant holder, out of the net proceeds of sale of such Shares, of moneys sufficient to satisfy such indemnity.

In the case of Employer of the Warrantholder’s NICs arising on gains made on the acquisition of Shares pursuant to the Warrant, the Warrant holder shall, if at any time before the first date of exercise of this Warrant the Company so directs, make a joint election (in a form approved by HM Revenue and Customs) with the Employer of the Warrant holder for liability to Employer of the Warrantholder’s NICs arising upon the exercise of, or the acquisition of Shares in pursuance of, these Warrants to be transferred to him or her.

The Warrants are personal to the Warrant holder and may not be transferred, assigned or charged to any other person and any purported transfer, assignment or charging will cause the Warrants to lapse.

Words and phrases used in this Warrant Certificate shall have the meanings they bear for the purposes of the Scheme.

EXECUTED as a deed by GALAPAGOS NV acting by:

Director

Director/Secretary

Date:

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APPENDIX B

NOTICE OF ACCEPTANCE

THE GALAPAGOS NV WARRANT PLAN 2006 UK

To: GALAPAGOS NV (the “Company”)

1	I HEREBY AGREE to accept the grant of Warrants over Shares on (date) (“my Warrant”) and agree and undertake to be bound by the terms and conditions set out in the rules of The GALAPAGOS NV Warrant Plan 2006 UK (“the Scheme”).

2	I hereby agree to indemnify the Company and my Employer in respect of any liability of any such person to account for any Warrant Tax Liability in respect of the exercise of Warrants and allotment of Shares under the Scheme.

3	I understand and agree that, if an Warrant Tax Liability arises following the exercise of Warrants or the acquisition of New Shares, then unless either:

(a)	my Employer is able to withhold the amount of such Warrant Tax Liability from payment of my remuneration, within the period of 30 days from the date of the Warrant exercise; or

(b)	I have indicated in writing to my Employer either in the Exercise Notice or in a manner agreed with the “Company”, that I will make a payment of an amount equal to the Warrant Tax Liability and do in fact make such a payment, within 14 days of being notified by the Company of the amount of such Warrant Tax Liability; or

(c)	I have authorised the Company (either in the Exercise Notice or in a manner agreed with the Company) to sell sufficient of the shares acquired in pursuance of these Warrants and to procure payment to my Employer out of the net proceeds of sale of such shares of monies sufficient to satisfy such indemnity, the Company shall, to the extent necessary to reimburse my Employer, be entitled to sell sufficient of the Shares acquired in pursuance of these Warrants to procure payment to my Employer, out of the net proceeds of sale of such Shares, of moneys sufficient to satisfy such indemnity.

4	I hereby agree with and undertake to the Company and any other company which is my Employer that my Employer may recover from me, as mentioned in Rule 11.3, the whole or any part of any Employer’s NICs payable in respect of any NIC Warrant Gain.

5	I hereby agree and undertake that I shall, if and when so requested by the Company before this Warrant is first exercised, make a joint election with my Employer (in a form satisfactory to the Company and HM Revenue and Customs) for any liability of my Employer to employers’ NICs payable in respect of any NIC Warrant Gain, to be transferred to me (“an NIC Election”).

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6	I hereby appoint the Company Secretary or any director of the Company to be my lawful attorney during the period ending with the first date on which this Warrants are exercised, for the purpose of executing, in my name and on my behalf, an NIC Election. This power of attorney is given by way of security for the performance of my obligation to make an NIC Election and is irrevocable in accordance with section 4 of the Powers of Attorney Act 1971.

7	I hereby authorise and agree that:

(a)	my Employer and any other member of the Group may disclose to any other member of the Group, the Company, and to any administrator of this Scheme all such Personal Data relating to me and to my participation in the Scheme as shall, in the opinion of the Directors, be necessary to facilitate the operation and administration of the Scheme and to enable any such administrator to discharge all its duties and functions in relation to the operation of the Scheme;

(b)	any such persons may transfer such Personal Data amongst themselves for the purposes of administering the Scheme;

(c)	any such person may process and use such Personal Data for any such purposes; and

(d)	such Personal Data may be transferred to and by any third party for such purposes.

8	Words and phrases used in this Notice of Acceptance shall have the meanings they bear for the purposes of the Scheme.

EXECUTED as a deed by	)
[ ]	)
in the presence of:	)

Witness signature:

Witness name (print):

Address:

Occupation:

Date:

THIS FORM MUST BE RECEIVED BY [            ] BY                      OTHERWISE THE GRANT OF WARRANTS WILL BE DEEMED TO HAVE LAPSED.

GALAPAGOS NV, WARRANT PLAN 2006 UK

APPENDIX C

EXERCISE NOTICE

THE GALAPAGOS NV WARRANT PLAN 2006 UK

To: The [Company Secretary], GALAPAGOS NV [or Company]

NOTE: The tax consequences of exercising your Warrants may vary according to the time of exercise and your residency for tax purposes at the time of exercise. You are therefore advised to consult your professional advisers BEFORE exercising your Warrants.

I hereby exercise the Warrants referred to in the enclosed Warrant Certificate in respect of [all/    ,        *] of the Shares over which the Warrants subsist, and request the allotment or transfer to me of those New Shares in accordance with the rules of the Scheme and the Memorandum and Articles of Association of the Company.

I enclose a cheque made payable to GALAPAGOS NV/                      [name of Company or other appropriate person] in the sum of £         being the aggregate Exercise Price of such Shares [or wire payment].

PAYMENT OF WARRANT TAX LIABILITY

I understand that, as a result of the exercise of the Warrant, an Warrant Tax Liability may arise which I am required to satisfy. I wish to meet this Warrant Tax Liability by:

☐	authorising the Company or my Employer to deduct the necessary amount from my next salary payment under the PAYE procedure

☐	paying the Company such amount as is necessary to cover the Warrant Tax Liability within 14 days of my receiving details of that Warrant Tax Liability from the Company

☐	agreeing to the Company selling sufficient of my Warrant Shares so that the net proceeds of sale will cover the Warrant Tax Liability

Please tick the box for your preferred payment method. If you do not tick any boxes the Company will first seek to withhold an amount sufficient to cover the Warrant Tax Liability from your next salary payment, and if the Warrant Tax Liability cannot then be satisfied in full, the Company will sell sufficient of your Shares to meet that liability.

Full Name(s) of Warrant holder (block signature letters)

Address:

Date:

GALAPAGOS NV, WARRANT PLAN 2006 UK

[OR

[TO BE COMPLETED ONLY IF NOTICE IS GIVEN BY PERSONAL REPRESENTATIVE OF DECEASED WARRANT HOLDER]

[I/WE am/are the personal representative(s) of the above-named deceased Warrant holder [Note (2)]

Full Name(s) of Personal
Representative(s)

Address(es)

Signature(s)
of
Personal Representative(s)	]

NOTES:

1	This form must be accompanied by payment of the Exercise Price for the Shares in respect of which the Warrant is exercised.

2	Where the Warrant is exercised by personal representatives, an office copy of the Probate or Letters of Administration should accompany the form.

3	The Scheme has been approved by the HM Revenue and Customs in accordance with section 521 and Schedule 4 of the Act. There is no charge to income tax on the receipt of a right to acquire Shares under such a scheme. Under current tax rules no charge to tax will arise on the exercise of the Warrant if it is exercised:

(a)	in accordance with the rules of the Scheme (as amended from time to time with the consent of HM Revenue and Customs) at a time when the Scheme is approved by the HM Revenue and Customs; and

(b)	more than three years after the date of grant or, if earlier, upon the death of the Warrant holder or within 12 weeks of leaving employment within the Group by reason of injury, disability, redundancy or retirement on or after age 55.

4	Provided a Warrant is exercised within these statutory time-limits no charge to income tax will arise on any subsequent growth in value of the Shares acquired.

GALAPAGOS NV, WARRANT PLAN 2006 UK

5	Under current tax rules, a charge to income tax and NICs will arise if these Warrants are exercised less than 3 years after the date of grant otherwise than on the death of the Warrant holder or within 6 months of the Warrant holder ceasing employment by reason of injury, disability, redundancy or retirement on or after age 55. It is a term of the exercise of the Warrants that the Warrant holder will be required to enter into arrangements satisfactory to the Company to ensure that any such Warrant Tax Liability (including any liability to employer’s secondary class I NICs) will be borne by, and recovered from, him or her.

6	IMPORTANT. Neither the Company nor the Employer of the Warrantholder undertake to advise the Warrant holder on the tax consequences of exercising Warrants. If the Warrant holder is unsure of the tax liabilities that may arise, the Warrant holder should take appropriate professional advice before exercising his Warrants.

7	A Warrant holder, whether or not a director of any company, shall not be entitled to exercise an Warrant at any time when to do so would contravene the provisions of the Company’s Code governing share dealings by directors and employees.

Free translation for information purposes

WARRANTPLAN 2007

ON SHARES

GALAPAGOS NV

GENERAL RULES

Galapagos NV, Warrant Plan 2007	P. 1/10

Free translation for information purposes

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	5

• General		5
• Number per beneficiary		5
• Transfer restrictions		5
• Exercise price		5

4.	Beneficiaries of the Plan	6

5.	Acceptance or Refusal of the Offer	6

6.	Exercise and Payment Conditions	7

• Exercise Term		7
• Exercise Period		7
• Conditions of Exercise		7
• Exercise of Warrants in accordance with the Code of Companies		7

7.	Issue of the Shares	8

8.	Cessation of the Employment or Service Relationship	8

• Cessation of Employment or Service Relationship		8
• Decease		9
• Retirement		9
• Sickness or disability		9
• Deviations		9

9.	Protective measures	9

10.	Dispute Resolution	9

11.	Closing Provisions	10

Galapagos NV, Warrant Plan 2007	P. 2/10

Free translation for information purposes

1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2007 by resolution of 28 June 2007.

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub section 2 Definitions: “Beneficiary” and sub 4 Beneficiaries of the Plan) of the conditions under which it is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: in principle all Employees and Consultants of the Company and its Subsidiaries. The possibility to acquire Warrants may be granted by the Board of Directors in secondary order and on an individual basis to other persons who contributed to the Company or its Subsidiaries in the performance of their professional activities;

Director: a natural person or legal entity who at any moment during the existence of the Company exercises a director’s mandate to which they were appointed by either the Shareholders’ Meeting or the Board of Directors by way of cooptation;

Consultant: a natural or legal person who on a contractual base provides services to the Company or a Subsidiary, but who is not a Employee (irrespective whether the contract was entered into directly with the relevant natural or legal person - or in case of a natural person – with a legal person who has entrusted the performance of the services to such natural person);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Employment agreement: the effective date of the cessation for whatever reason of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Galapagos NV, Warrant Plan 2007	P. 3/10

Free translation for information purposes

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the director’s mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2007 approved by the Board of Directors of 28 June 2007, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise his Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in section 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract;

Words and terms denoting the plural shall include the singular and vice versa.

Galapagos NV, Warrant Plan 2007	P. 4/10

Free translation for information purposes

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is maximum 404,560. These Warrants will be designated as “Warrants 2007”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is explained in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

The Board of Directors may delegate the authorisation to make an Offer to the Nomination and Remuneration Committee of the Company.

Offers under this Plan do not need to be the same for every Beneficiary.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries will be determined by the Board of Directors and, as regards the Directors, by the general shareholders’ meeting of the Company.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer and as the Board of Directors wishes to have the same Exercise Price for all Beneficiaries, the Exercise Price of the Warrants will, for all Beneficiaries, at least be equal to the average of the closing price during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than EUR 5.43, i.e. the fractional value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

In deviation of article 501 of the Code of Companies and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the advantages offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be to reduce such advantages.

Galapagos NV, Warrant Plan 2007	P. 5/10

Free translation for information purposes

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiaries”).

Employees, whose employment contract with the Company or a Subsidiary mentioned in the list is temporarily suspended because of a foreign assignment (“expatriates”), may also be designated as Beneficiary.

The Board of Directors is free to designate or exclude other persons as Beneficiary.

The Warrants under this Plan are in majority reserved for and granted to Employees. The Board of Directors will ensure that the number of Beneficiaries consists in minority of Directors and Consultants and in majority of Employees. The Board of Directors will also ensure that a majority of the issued Warrants will be reserved for and granted to Employees.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Acceptance Letter needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination- and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination- and Remuneration Committee, in accordance with this Plan.

Galapagos NV, Warrant Plan 2007	P. 6/10

Free translation for information purposes

The Beneficiary who has accepted the Warrants will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6.	EXERCISE- AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the year in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants.

The Board of Directors will establish at least one Exercise Period of two weeks per semester.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage.

Exercise of the Warrants in accordance with the Code of Companies

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

Galapagos NV, Warrant Plan 2007	P. 7/10

Free translation for information purposes

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise if all exercise conditions set forth in section 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the Exercise conditions to receive existing shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who advanced them the existing shares.

The Board of Directors has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant CIK deposit certificate, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE EMPLOYMENT- OR SERVICE RELATIONSHIP

Cessation of the employment- or service relationship

In case of Cessation of the Employment agreement, Cessation of the Consultancy agreement or Cessation of the Director’s Mandate after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise not longer involved in the activities of the Company.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the date of the Offer, a part of the granted Warrants shall automatically become null and void as follows:

•	90 % in case the Cessation is situated prior to the first anniversary of the Offer;

•	80 % in case the Cessation is situated prior to the second anniversary of the Offer;

•	60 % in case the Cessation is situated prior to the third anniversary of the Offer;

•	40 % in case the Cessation is situated after the third anniversary of the Offer, but prior to the end of the third calendar year.

Galapagos NV, Warrant Plan 2007	P. 8/10

Free translation for information purposes

If Cessation of the Director’s Mandate occurs prior to the third anniversary of the Offer, but without prejudice to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Offer.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of the Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Sickness or Disability

In case of cessation of the employment agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this section 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change of control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan will, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the existing Warrant Holders. In the event the rights of the existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

Galapagos NV, Warrant Plan 2007	P. 9/10

Free translation for information purposes

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereof.

Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the employment agreement, consultancy agreement or director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his/her employment agreement or consultancy agreement or director’s mandate concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

***

Galapagos NV, Warrant Plan 2007	P. 10/10

Free translation for information purposes

WARRANTPLAN 2007 RMV

ON SHARES

GALAPAGOS NV

GENERAL RULES

Galapagos NV, Warrant Plan 2007 RMV	P. 1/10

Free translation for information purposes

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	5

• General		5
• Number per beneficiary		5
• Transfer restrictions		5
• Exercise price		5

4.	Beneficiaries of the Plan	6

5.	Acceptance or Refusal of the Offer	6

6.	Exercise and Payment Conditions	7

• Exercise Term		7
• Exercise Period		7
• Conditions of Exercise		7
• Exercise of Warrants in accordance with the Law		7

7.	Issue of the Shares	8

8.	Cessation of the Employment or Service Relationship	8

• Cessation of Employment or Service Relationship		8
• Decease		9
• Retirement		9
• Sickness or disability		9
• Deviations		9

9.	Protective measures	9

10.	Dispute Resolution	9

11.	Closing Provisions	10

Galapagos NV, Warrant Plan 2007 RMV	P. 2/10

Free translation for information purposes

1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2007 RMV by resolution of 25 October 2007.

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub section 2 Definitions: “Beneficiary” and sub 4 Beneficiaries of the Plan) of the conditions under which it is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: in principle all Employees and Consultants of the Company and its Subsidiaries. The possibility to acquire Warrants may be granted by the Board of Directors in secondary order and on an individual basis to other persons who contributed to the Company or its Subsidiaries in the performance of their professional activities;

Director: a natural person or legal entity who at any moment during the existence of the Company exercises a director’s mandate to which they were appointed by either the Shareholders’ Meeting or the Board of Directors by way of cooptation;

Consultant: a natural or legal person who on a contractual base provides services to the Company or a Subsidiary, but who is not a Employee (irrespective whether the contract was entered into directly with the relevant natural or legal person - or in case of a natural person – with a legal person who has entrusted the performance of the services to such natural person);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Employment agreement: the effective date of the cessation for whatever reason of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Galapagos NV, Warrant Plan 2007 RMV	P. 3/10

Free translation for information purposes

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the director’s mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2007 RMV approved by the Board of Directors of 25 October 2007, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise his Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in section 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract;

Words and terms denoting the plural shall include the singular and vice versa.

Galapagos NV, Warrant Plan 2007 RMV	P. 4/10

Free translation for information purposes

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is maximum 114,100. These Warrants will be designated as “Warrants 2007 RMV”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is explained in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

The Board of Directors may delegate the authorisation to make an Offer to the Nomination and Remuneration Committee of the Company.

Offers under this Plan do not need to be the same for every Beneficiary.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries will be determined by the Board of Directors and, as regards the Directors, by the general shareholders’ meeting of the Company.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants will, at the election of the Board of Directors, at least be equal to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than 5.43 euro, i.e. the fractional value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

In deviation of article 501 of the Code of Companies and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the advantages offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be to reduce such advantages.

Galapagos NV, Warrant Plan 2007 RMV	P. 5/10

Free translation for information purposes

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiaries”).

Employees, whose employment contract with the Company or a Subsidiary is temporarily suspended because of a foreign assignment (“expatriates”), may also be designated as Beneficiary.

The Board of Directors is free to designate or exclude other persons as Beneficiary.

The Warrants under this Plan are in majority reserved for and granted to Employees. The Board of Directors will ensure that the number of Beneficiaries consists in minority of Directors and Consultants and in majority of Employees. The Board of Directors will also ensure that a majority of the issued Warrants will be reserved for and granted to Employees.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Acceptance Letter needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination- and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination- and Remuneration Committee, in accordance with this Plan.

Galapagos NV, Warrant Plan 2007 RMV	P. 6/10

Free translation for information purposes

The Beneficiary who has accepted the Warrants will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6.	EXERCISE- AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the year in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants.

The Board of Directors will establish at least one Exercise Period of two weeks per semester.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage.

Exercise of the Warrants in accordance with the Code of Companies

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

Galapagos NV, Warrant Plan 2007 RMV	P. 7/10

Free translation for information purposes

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise if all exercise conditions set forth in section 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the Exercise conditions to receive existing shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who advanced them the existing shares.

The Board of Directors has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant CIK deposit certificate, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE EMPLOYMENT- OR SERVICE RELATIONSHIP

Cessation of the employment- or service relationship

In case of Cessation of the Employment agreement, Cessation of the Consultancy agreement or Cessation of the Director’s Mandate after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise not longer involved in the activities of the Company.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the date of the Offer, a part of the granted Warrants shall automatically become null and void as follows:

•	90 % in case the Cessation is situated prior to the first anniversary of the Offer;

•	80 % in case the Cessation is situated prior to the second anniversary of the Offer;

•	60 % in case the Cessation is situated prior to the third anniversary of the Offer;

•	40 % in case the Cessation is situated after the third anniversary of the Offer, but prior to the end of the third calendar year.

Galapagos NV, Warrant Plan 2007 RMV	P. 8/10

Free translation for information purposes

If Cessation of the Director’s Mandate occurs prior to the third anniversary of the Offer, but without prejudice to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Offer.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of the Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Sickness or Disability

In case of cessation of the employment agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this section 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change of control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan will, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the existing Warrant Holders. In the event the rights of the existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

Galapagos NV, Warrant Plan 2007 RMV	P. 9/10

Free translation for information purposes

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereof.

Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the employment agreement, consultancy agreement or director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his/her employment agreement or consultancy agreement or director’s mandate concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

***

Galapagos NV, Warrant Plan 2007 RMV	P. 10/10

Free translation for information purposes

WARRANTPLAN 2008

ON SHARES

GALAPAGOS NV

GENERAL RULES

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 1/10

Free translation for information purposes

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	5

• General		5
• Number per beneficiary		5
• Transfer restrictions		5
• Exercise price		5
• Administration of the Warrant Plan		6

4.	Beneficiaries of the Plan	6

5.	Acceptance or Refusal of the Offer	6

6.	Exercise and Payment Conditions	7

• Exercise Term		7
• Exercise Period		7
• Conditions of Exercise		7
• Exercise of Warrants in accordance with the Code of Companies		7

7.	Issue of the Shares	8

8.	Cessation of the Employment or Service Relationship	8

• Cessation of Employment or Service Relationship		8
• Decease		9
• Retirement		9
• Sickness or disability		9
• Deviations		9

9.	Protective measures	9

10.	Dispute Resolution	9

11.	Closing Provisions	10

• Additional Information		10
• Taxes and social security treatment		10
• Costs		10
• Relationship with employment agreement, consultancy agreement or director’s mandate		10

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 2/10

Free translation for information purposes

1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2008 by resolution of 26 June 2008.

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub section 2 Definitions: “Beneficiary” and sub 4 Beneficiaries of the Plan) of the conditions under which it is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: in principle all Employees and Consultants of the Company and its Subsidiaries. The possibility to acquire Warrants may be granted by the Board of Directors in secondary order and on an individual basis to other persons who contributed to the Company or its Subsidiaries in the performance of their professional activities;

Director: a natural person or legal entity who at any moment during the existence of the Company exercises a director’s mandate in the Company to which they were appointed by either the Shareholders’ Meeting or the Board of Directors by way of cooptation;

Consultant: a natural or legal person who on a contractual base provides services to the Company or a Subsidiary, but who is not a Employee (irrespective whether the contract was entered into directly with the relevant natural or legal person - or in case of a natural person – with a legal person who has entrusted the performance of the services to such natural person);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Employment agreement: the effective date of the cessation for whatever reason of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 3/10

Free translation for information purposes

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the director’s mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2008 approved by the Board of Directors of 26 June 2008, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days as from the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise his Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in section 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract;

Words and terms denoting the plural shall include the singular and vice versa.

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 4/10

Free translation for information purposes

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is maximum 300,065. These Warrants will be designated as “Warrants 2008”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is explained in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

The Board of Directors may delegate the authorisation to make an Offer to the Nomination and Remuneration Committee of the Company.

Offers under this Plan do not need to be the same for every Beneficiary.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries will be determined by the Board of Directors and, as regards the Directors, by the general shareholders’ meeting of the Company.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants will, at the election of the Board of Directors, at least be equal to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. For an Offer to a Director or a Consultant, the Exercise Price will, in accordance with article 598 of the Code of Companies, be established at the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than 5.43 euro, i.e. the fractional value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

In deviation of article 501 of the Code of Companies and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 5/10

Free translation for information purposes

existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the advantages offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be to reduce such advantages.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiaries”).

Employees, whose employment contract with the Company or a Subsidiary is temporarily suspended because of a foreign assignment (“expatriates”), may also be designated as Beneficiary.

The Board of Directors is free to designate or exclude other persons as Beneficiary.

The Warrants under this Plan are in majority reserved for and granted to Employees. The Board of Directors will ensure that the number of Beneficiaries consists in minority of Directors and Consultants and in majority of Employees. The Board of Directors will also ensure that a majority of the issued Warrants will be reserved for and granted to Employees.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Acceptance Letter needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 6/10

Free translation for information purposes

The Nomination- and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination- and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Warrants will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6.	EXERCISE- AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the year in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants.

The Board of Directors will establish at least one Exercise Period of two weeks per semester.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage.

Exercise of the Warrants in accordance with the Code of Companies

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 7/10

Free translation for information purposes

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise if all exercise conditions set forth in section 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the Exercise conditions to receive existing shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who advanced them the existing shares.

The Board of Directors has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE EMPLOYMENT- OR SERVICE RELATIONSHIP

Cessation of the employment- or service relationship

In case of Cessation of the Employment agreement, Cessation of the Consultancy agreement or Cessation of the Director’s Mandate after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise not longer involved in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the date of the Offer, a part of the granted Warrants shall automatically become null and void as follows:

•	90 % in case the Cessation is situated prior to the first anniversary of the Offer;

•	80 % in case the Cessation is situated prior to the second anniversary of the Offer;

•	60 % in case the Cessation is situated prior to the third anniversary of the Offer;

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 8/10

Free translation for information purposes

•	40 % in case the Cessation is situated after the third anniversary of the Offer, but prior to the end of the third calendar year.

If Cessation of the Director’s Mandate occurs prior to the third anniversary of the Offer, but without prejudice to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Offer.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of the Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Sickness or Disability

In case of cessation of the employment agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this section 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change of control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan will, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be

Galapagos NV, Warrant Plan 2008, 26 June 2008	P. 9/10

Free translation for information purposes

submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereof.

Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the employment agreement, consultancy agreement or director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his/her employment agreement or consultancy agreement or director’s mandate concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

***

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WARRANT PLAN 2008 (B)

ON SHARES OF

GALAPAGOS NV

GENERAL RULES

Galapagos NV, Warrant Plan 2008 (B)	- 1 -

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	5

•	Outline	5
•	Number to be Offered per Beneficiary	5
•	Transfer Restrictions	5
•	Exercise Price	5
•	Administration of the Warrant Plan	6

4.	Beneficiaries of the Plan	6

5.	Acceptance or Refusal of the Grant	6

6.	Exercise and Payment Conditions	7

•	Exercise Term	7
•	Exercise Period	7
•	Conditions of Exercise	8
•	Exercise of Warrants in accordance with the Law	8

7.	Issue of the Shares	8

8.	Cessation of Service Relationship	9

•	Cessation of Director’s Mandate	9
•	Death	10
•	Retirement	10
•	Sickness or Disability	10
•	Deviations	10

9.	Protective measures	10

10.	Dispute Resolution	11

11.	Closing Provisions	11

•	Additional Information	11
•	Taxes and Social Security Tax Treatment	11
•	Costs	11
•	Relationship with Director’s Mandate	11

Galapagos NV, Warrant Plan 2008 (B)	- 2 -

1.	BASE AND PURPOSE

The Extraordinary General Shareholders’ Meeting of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2008 (B) during its meeting of 26 June 2008.

With the Plan set forth hereafter (see infra sub section 2 “Definitions - Beneficiary”) the Company wants to inform all Beneficiaries of the conditions under which the Company is willing to grant Warrants. The Company thus wants to acknowledge the best endeavours used by the Beneficiaries to help the company be a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Notice of Offer: the letter specifying the Offer;

Notice of Acceptance: the form that is received by the Beneficiary at the moment of the Offer and that needs to be returned to the Company, f.a.o. the Board of Directors, prior to the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: each of the following Directors: Mr Onno van de Stolpe and Dr. William Garth Rapeport;

Director: the individuals or corporations who at any moment during the existence of the Company exercise a director’s mandate within the Company to which they were appointed by either the Company’s shareholders’ meeting or the Board of Directors by way of cooptation;

Control: the competence de iure or de facto to have a decisive influence on the designation of the majority of its Directors or on the orientation of its management, as determined in article 5 et seq. of the Companies Code;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants are granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as further set forth in article 6 of the Companies Code;

Cessation of Director’s Mandate: the effective date of cessation for whatever reason of the Director’s Mandate exercised by the Participant-Director for either the Company or a Subsidiary, except for a cessation accompanied by the simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, consultant or employee, with the Company or a Subsidiary;

Galapagos NV, Warrant Plan 2008 (B)	- 3 -

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2008 (B) as approved by the Extraordinary General Shareholders’ Meeting of 26 June 2008 and as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days as from the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a new Share can be acquired when Exercising a Warrant, during one of the specific Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise his/her Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise terms and conditions as set forth in section 6 of this Plan;

Exercise Period: a period to be determined by the Board of Directors of two weeks within the Exercise Term during which the Warrants can be Exercised;

Company: the public limited liability company Galapagos NV, having its seat at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to acquire, within the framework of this Plan, one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Words and terms denoting the plural shall include the singular and vice versa.

Galapagos NV, Warrant Plan 2008 (B)	- 4 -

3.	WARRANTS

Outline

The number of Warrants created in the framework of this Plan is of maximum 57,500. These Warrants shall be called “Warrants 2008 (B)”.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary thereof to subscribe to one New Share in accordance with the terms and conditions of this Plan.

Number to be Offered per Beneficiary

The number of Warrants to be offered to the Beneficiaries under Warrant Plan 2008 (B) shall be determined by the Shareholders’ Meeting, as follows:

•	Mr Onno van de Stolpe: 50,000 Warrants;

•	Dr. William Garth Rapeport: 7,500 Warrants.

Transfer Restrictions

The acquired Warrants are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge, security or right in rem or be charged in any other manner.

Warrants that in conflict with the foregoing are transferred, pledged or charged shall become legally null and void.

Exercise Price

The Exercise Price per Warrant shall be determined by the General Shareholders’ Meeting.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants offered to a Director will, in accordance with article 598 of the Companies Code, not be lower than the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the exercise price be lower than 5.43 euro, i.e. the fractional value (rounded up to the higher eurocent) of the shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

Galapagos NV, Warrant Plan 2008 (B)	- 5 -

In deviation from article 501 of the Companies Code and without prejudice the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Companies Code)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, split-up or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ration applicable at the occasion of the merger, split-up or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company ensures that the Plan is managed and administered and makes sure that all questions of Beneficiaries or Warrant Holders are answered in an accurate and fast manner.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the persons as described in section 2 (“Definitions – Beneficiaries”), i.e. Mr Onno van de Stolpe and Dr William Garth Rapeport.

The Warrants under this Plan are exclusively for the benefit of Directors.

5.	ACCEPTANCE OR REFUSAL OF THE GRANT

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Galapagos NV, Warrant Plan 2008 (B)	- 6 -

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

Alternatively, the Offer and the Acceptance can be recorded in the notarial deed enacting the issuance of Warrants, in which case no Notice of Offer and Notice of Acceptance are required, and in which case the Beneficiary can notify his acceptance in person or by means of a (private) proxy.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Beneficiary who has accepted the offered Warrants will receive the Warrants as soon as the Board of Directors has established the acceptance.

6.	EXERCISE AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised earlier than the end of the third (3rd) calendar year following the calendar year in which the Grant has been made.

Between the commencement of the fourth calendar year following the one in which the Grant has been made and the fourth anniversary of the Grant maximum sixty percent (60%) of the granted Warrants may be exercised during an Exercise Period.

As of the fourth (4th) anniversary of the Grant all granted Warrants may be exercised without any restriction as to the number of vested warrants during an Exercise Period.

Galapagos NV, Warrant Plan 2008 (B)	- 7 -

The Board of Directors will establish at least one Exercise Period of two weeks per semester.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised insofar the exercise Term has not expired.

Conditions of Exercise

Separate Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder shall submit an appropriate Exercise Notice (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, together with the Exercise Price, to be deposited into a bank account opened in the name of the Company.

The Warrant Holder needs to mention the number of Warrants he/she desires to exercise on the Exercise Notice.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage.

Exercise of Warrants in accordance with the Companies Code

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Companies Code and is thus also prematurely exercised pursuant to article 501 of the Companies Code, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

7.	ISSUE OF NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfill the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

Galapagos NV, Warrant Plan 2008 (B)	- 8 -

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company, represented by the Board of Directors, can propose to the Participants who have complied with the Exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing Shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who provided them with the advance.

The General Shareholders’ Meeting has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference in the exercise price between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear and bank documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF SERVICE RELATIONSHIP

Cessation of Director’s Mandate

In case of Cessation of the Director’s Mandate after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which his mandate comes to an end or from the date he is otherwise not involved anymore in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Director’s Mandate occurs prior to the third anniversary of the Offer, subject to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Offer.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Galapagos NV, Warrant Plan 2008 (B)	- 9 -

Death

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised by such Personal Representative(s) within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Illness or Disability

In case of Cessation of the Director’s Mandate as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors shall have an absolute discretion to deviate at any time it thinks fit from the rules set forth in this section 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of any such modifications and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

Galapagos NV, Warrant Plan 2008 (B)	- 10 -

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and amendments thereof as the case may be.

Taxes and Social Security Tax Treatment

The Company shall be entitled, in accordance with the applicable regulations, to apply a withholding on the compensation for the month in which the taxable moment occurs or on the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company (if so required by the Company) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants or due or payable in respect of the delivery of the New Shares.

The Company shall be entitled, in accordance with the applicable regulations, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the Director’s Mandate

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous mandate or contract by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his Director’s mandate shall not be affected by his participation in the Plan or by any right that he may have to participate therein.

Galapagos NV, Warrant Plan 2008 (B)	- 11 -

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation by reason of the cessation of his Director’s mandate, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he might have or the claims he could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such mandate or by reason of the loss or decrease in value of the rights or benefits.

***

Galapagos NV, Warrant Plan 2008 (B)	- 12 -

Free translation for information purposes

WARRANTPLAN 2009

ON SHARES

GALAPAGOS NV

GENERAL RULES

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 1/10

Free translation for information purposes

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	4

• General		4
• Number per beneficiary		5
• Transfer restrictions		5
• Exercise price		5
• Administration of the Warrant Plan		6

4.	Beneficiaries of the Plan	6

5.	Acceptance or Refusal of the Offer	6

6.	Exercise- and Payment Conditions	7

• Exercise Term		7
• Exercise Period		7
• Conditions of Exercise		7
• Exercise of Warrants in accordance with the Law		7

7.	Issue of the New Shares	7

8.	Cessation of the Employment or Service Relationship	8

• Cessation of Employment or Service Relationship		8
• Decease		9
• Retirement		9
• Sickness or disability		9
• Deviations		9

9.	Protective measures	9

10.	Dispute Resolution	9

11.	Closing Provisions	9

• Additional Information		9
• Taxes and social security treatment		9
• Costs		10
• Relationship with employment agreement or consultancy- or management agreement		10
• General Shareholders’ Meetings		10
• Address change		10

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 2/10

Free translation for information purposes

1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2009 by resolution of 1 April 2009.

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub section 2 Definitions: “Beneficiary” and sub 4 Beneficiaries of the Plan) of the conditions under which it is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: in principle all Employees and Consultants of the Company and its Subsidiaries. The possibility to acquire Warrants may be granted by the Board of Directors in secondary order and on an individual basis to other persons who contributed to the Company or its Subsidiaries in the performance of their professional activities;

Consultant: a natural or legal person who on a contractual base provides services to the Company or a Subsidiary, but who is not a Employee (irrespective whether the contract was entered into directly with the relevant natural or legal person - or in case of a natural person – with a legal person who has entrusted the performance of the services to such natural person);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Employment agreement: the effective date of the cessation for whatever reason of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy- or management agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 3/10

Free translation for information purposes

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2009 approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days as from the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise his Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in section 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is maximum 560.000. These Warrants will be designated as “Warrants 2009”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is explained in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 4/10

Free translation for information purposes

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

The Board of Directors may delegate the authorisation to make an Offer to the Nomination and Remuneration Committee of the Company.

Offers under this Plan do not need to be the same for every Beneficiary.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries will be determined by the Board of Directors.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants will, at the election of the Board of Directors, at least be equal to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. For an Offer to a Consultant, the Exercise Price will, in accordance with article 598 of the Code of Companies, be established at the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than 5.43 euro, i.e. the fractional value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

In deviation of article 501 of the Code of Companies and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the advantages offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be to reduce such advantages.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 5/10

Free translation for information purposes

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiaries”).

Employees, whose employment contract with the Company or a Subsidiary is temporarily suspended because of a foreign assignment (“expatriates”), may also be designated as Beneficiary.

The Board of Directors is free to designate or exclude other persons as Beneficiary.

The Warrants under this Plan are in majority reserved for and granted to Employees. The Board of Directors will ensure that the number of Beneficiaries consists in minority of Consultants and in majority of Employees. The Board of Directors will also ensure that a majority of the issued Warrants will be reserved for and granted to Employees.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Acceptance Letter needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination- and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination- and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Warrants will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 6/10

Free translation for information purposes

6.	EXERCISE- AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the year in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage, insofar that the Exercise Term has not expired.

Exercise of the Warrants in accordance with the Law

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise if all exercise conditions set forth in section 6 have been complied with.

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 7/10

Free translation for information purposes

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the Exercise conditions to receive existing shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who advanced them the existing shares.

The Board of Directors has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the acceptance of the offered Warrants, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE EMPLOYMENT- OR SERVICE RELATIONSHIP

Cessation of the employment- or service relationship

In case of Cessation of the Employment agreement or Cessation of the Consultancy agreement after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise not longer involved in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the date of the Offer, a part of the granted Warrants shall automatically become null and void as follows:

•	90 % in case the Cessation is situated prior to the first anniversary of the Offer;

•	80 % in case the Cessation is situated prior to the second anniversary of the Offer;

•	60 % in case the Cessation is situated prior to the third anniversary of the Offer;

•	40 % in case the Cessation is situated after the third anniversary of the Offer, but prior to the end of the third calendar year.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of the Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 8/10

Free translation for information purposes

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Sickness or Disability

In case of cessation of the employment agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this section 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change of control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan will, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereof.

Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 9/10

Free translation for information purposes

Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the employement agreement or consultancy or management agreement

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his/her employment agreement or consultancy- or management agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy- or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

General Shareholders’ Meetings

Holders of Warrants have the right to participate in the General Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting. By accepting Warrants, the Participant approves that convocations for General Shareholders’ Meeting are validly made if made by means of e-mail.

Address Change

Holders of Warrants are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV, Warrant Plan 2009, 1 April 2009	p. 10/10

Free translation for information purposes

WARRANTPLAN 2009 (B)

ON SHARES OF

GALAPAGOS NV

GENERAL RULES

Warrant Plan 2009 (B)	p. 1/10

Free translation for information purposes

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	4

• General		4
• Number per beneficiary		5
• Transfer restrictions		5
• Exercise price		5
• Administration of the Warrant Plan		6

4.	Beneficiaries of the Plan	6

5.	Acceptance or Refusal of the Grant	6

6.	Exercise- and Payment Conditions	6

• Exercise Term		6
• Exercise Period		6
• Conditions of Exercise		7
• Exercise of Warrants in accordance with the Law		7

7.	Issue of the New Shares	7

8.	Cessation of the Director’s mandate or service relationship	8

• Cessation of the Director’s mandate or service relationship		8
• Decease		8
• Retirement		8
• Sickness or disability		8
• Deviations		9

9.	Protective measures	9

10.	Dispute Resolution	9

11.	Closing Provisions	9

• Additional Information		9
• Taxes and social security treatment		9
• Costs		9
• Relationship with Director’s Mandate or consultancy- or management agreement		10
• General Shareholders’ Meetings		10
• Address change		10

Warrant Plan 2009 (B)	p. 2/10

Free translation for information purposes

1.	BASE AND PURPOSE

The Extraordinary General Shareholders’ Meeting of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2009 (B) in its meeting of 2 June 2009.

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub section 2 “Definitions - Beneficiary”) of the conditions under which it is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: each of the following Directors (subject to their being (re-)appointed as Director as the case may be): Mr Onno van de Stolpe, Dr Raj Parekh, Mr Ferdinand Verdonck, Dr Harrold van Barlingen, Dr Garth Rapeport, Dr Werner Cautreels and Dr Rudi Pauwels, and the following independent consultant: Mr Guillaume Jetten.

Directors: the individuals or corporations who at any moment during the existence of the Company exercise a director’s mandate in the Company to which they were appointed by either the General Shareholders’ Meeting or the Board of Directors by way of cooptation;

Consultant: a natural or legal person who on a contractual base provides services to the Company or a Subsidiary, but who is not an employee (irrespective whether the contract was entered into directly with the relevant natural or legal person - or in case of a natural person – with a legal person who has entrusted the performance of the services to such natural person);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of its Directors or on the orientation of its management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the Director’s Mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, consultant or employee, with the Company or a Subsidiary;

Warrant Plan 2009 (B)	p. 3/10

Free translation for information purposes

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy- or management agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2009 (B) issued by the Extraordinary Shareholders’ Meeting of 2 June 2009, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days as from the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise his Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in section 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is of maximum 135,100. These Warrants will be designated as “Warrants 2009 (B)”.

The Warrants are granted by the Company to the Beneficiaries for free.

Warrant Plan 2009 (B)	p. 4/10

Free translation for information purposes

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries under the Warrant Plan 2009 (B) will be determined by the General Shareholders’ Meeting of the Company, as follows:

•	to Mr Onno van de Stolpe: 40,000 Warrants;

•	to Dr Werner Cautreels: 7,500 warrants;

•	to Dr Raj Parekh, Mr Ferdinand Verdonck, Dr Harrold van Barlingen, Dr Garth Rapeport and Dr Rudi Pauwels: each 2,520 Warrants;

•	to Mr Guillaume Jetten: 75,000 Warrants.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall become legally null and void.

Exercise Price

The Exercise Price per Warrant shall be determined at the moment of the Offer in accordance with the provisions set forth below.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants offered to a Director or an independent Consultant will, in accordance with article 598 of the Code of Companies, not be lower than the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the exercise price be lower than 5.43 euro, i.e. the fractional value (rounded up to the higher eurocent) of the shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

In derogation of article 501 of the Code of Companies and without prejudice the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the advantages offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be to reduce such advantages.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

Warrant Plan 2009 (B)	p. 5/10

Free translation for information purposes

In case of a merger, split-up or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ration applicable at the occasion of the merger, split-up or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and makes sure that all questions of Beneficiaries or Warrant Holders are answered in an accurate and fast manner.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiaries”).

The Warrants under this Plan are exclusively for the benefit of Directors and an independent Consultant.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Beneficiary who has accepted the offered Warrants will receive the Warrants as soon as the Board of Directors has established the acceptance.

6.	EXERCISE AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is five (5) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the one in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants, during an Exercise Period.

Warrant Plan 2009 (B)	p. 6/10

Free translation for information purposes

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage, insofar that the Exercise Term has not expired.

Exercise of the Warrants in accordance with the Law

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Company, until such time the Warrant would have become exercisable in accordance with the Plan.

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in section 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company, represented by the Board of Directors, can propose to the Participants who have complied with the Exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing Shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who provided them with the advance.

The General Shareholders’ Meeting has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary

Warrant Plan 2009 (B)	p. 7/10

Free translation for information purposes

deed of the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference in the exercise price between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear and bank documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE SERVICE RELATIONSHIP

Cessation of the Director’s Mandate or service relationship

In case of Cessation of the Director’s Mandate or Cessation of the Consultancy agreement after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which his mandate comes to an end or from the date he is otherwise not involved anymore in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Director’s Mandate occurs prior to the third anniversary of the Offer, subject to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Offer.

If Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the date of the Offer, a part of the granted Warrants shall automatically become null and void as follows:

•	90 % in case the Cessation is situated prior to the first anniversary of the Offer;

•	80 % in case the Cessation is situated prior to the second anniversary of the Offer;

•	60 % in case the Cessation is situated prior to the third anniversary of the Offer;

•	40 % in case the Cessation is situated after the third anniversary of the Offer, but prior to the end of the third calendar year.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Sickness or Disability

In case of Cessation of the Director’s Mandate or the Consultancy agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Warrant Plan 2009 (B)	p. 8/10

Free translation for information purposes

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this section 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change of control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of any such modifications and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereof.

Taxes and Social Security Treatment

The Company shall be entitled, in accordance with the applicable regulations, to apply a withholding on the compensation for the month in which the taxable moment occurs or on the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company (if so required by the Company) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants or due or payable in respect of the delivery of the New Shares.

The Company shall be entitled, in accordance with the applicable regulations, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Warrant Plan 2009 (B)	p. 9/10

Free translation for information purposes

Relationship with the Director’s mandate or consultancy or management agreement

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous mandate or contract by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his Director’s mandate or consultancy- or management agreement concluded with the Company or a Subsidiary shall not be affected by his participation in the Plan or by any right that he may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation by reason of the cessation of his Director’s mandate or consultancy- or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he might have or the claims he could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such mandate or agreement or by reason of the loss or decrease in value of the rights or benefits.

General Shareholders’ Meetings

Warrant Holders have the right to participate in the General Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting. By accepting Warrants, the Participant approves that convocations for General Shareholders’ Meeting are validly made if made by means of e-mail.

Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Warrant Plan 2009 (B)	p. 10/10

Translation from Dutch original

WARRANTPLAN 2010

ON SHARES

GALAPAGOS NV

GENERAL RULES

NOTE

This document is a translation in English of the original Dutch text of this Warrant Plan 2010 as approved by the Board of Directors. In case of discrepancy between the original Dutch text and this translation, the original Dutch text shall prevail.

Galapagos NV, Warrant Plan 2010	p. 1/8

Translation from Dutch original

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	4

•	General	4
•	Number per beneficiary	4
•	Transfer restrictions	4
•	Exercise price	4
•	Administration of the Warrant Plan	5

4.	Beneficiaries of the Plan	5

5.	Acceptance or Refusal of the Offer	5

6.	Exercise- and Payment Conditions	5

•	Exercise Term	5
•	Exercise Period	5
•	Conditions of Exercise	6
•	Exercise of Warrants in accordance with the Law	6

7.	Issue of the New Shares	6

8.	Cessation of the Employment or Service Relationship	6

•	Cessation of Employment or Service Relationship	6
•	Decease	7
•	Retirement	7
•	Sickness or disability	7
•	Deviations	7

9.	Protective measures	7

10.	Dispute Resolution	7

11.	Closing Provisions	7

•	Additional Information	7
•	Taxes and Social Security Treatment	7
•	Costs	8
•	Relationship with the employment agreement or consultancy- or management agreement	8
•	General Shareholders’ Meetings	8
•	Address change	8

Galapagos NV, Warrant Plan 2010	p. 2/8

Translation from Dutch original

1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2010 by resolution of 26 March 2010 (and notary deed of 27 April 2010).

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub 2 Definitions: “Beneficiary” and sub 4 Beneficiaries of the Plan) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: the Employees and Consultants of the Company and its Subsidiaries whose name is mentioned in Annex A to this Warrant Plan 2010. The possibility to acquire Warrants may be granted by the Board of Directors in secondary order and on an individual basis to other persons who contributed to the Company or its Subsidiaries in the performance of their professional activities;

Consultant: a natural or legal person who on a contractual basis provides services to the Company or a Subsidiary, but who is not a Employee (irrespective whether the contract was entered into directly with the relevant natural or legal person - or in case of a natural person – with a legal person who has entrusted the performance of the services to such natural person);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy- or management agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2010 approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. The Grant is for fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Galapagos NV, Warrant Plan 2010	p. 3/8

Translation from Dutch original

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is maximum 616,000. These Warrants will be designated as “Warrants 2010”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is set forth in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Offers under this Plan do not need to be the same for every Beneficiary.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries is determined by the Board of Directors and is set forth in Annex A.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants will, at the election of the Board of Directors, at least be equal to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. For an Offer to a Consultant the Exercise Price will, in accordance with article 598 of the Code of Companies, be fixed as the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than 5.41 euro, i.e. the fractional value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be booked as an issuance premium.

In deviation of article 501 of the Code of Companies and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Galapagos NV, Warrant Plan 2010	p. 4/8

Translation from Dutch original

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiary”).

Employees, whose employment contract with the Company or a Subsidiary is temporarily suspended because of a foreign assignment (“expatriates”), may also be designated as Beneficiary.

The Board of Directors is free to designate or exclude other persons as Beneficiary.

The Warrants under this Plan are in majority reserved for and granted to Employees. The Board of Directors will ensure that the number of Beneficiaries consists in minority of Consultants and in majority of Employees. The Board of Directors will also ensure that a majority of the issued Warrants will be reserved for and granted to Employees.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination- and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination- and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6.	EXERCISE- AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the year in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

Galapagos NV, Warrant Plan 2010	p. 5/8

Translation from Dutch original

The provision of the previous paragraph is however expressly not applicable to Warrant Holders who are subject to income taxes in France and/or to social security contributions in France; these Warrant Holders can only exercise Warrants as from the fourth anniversary of their Offer.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

Exercise of the Warrants in accordance with the Law

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise unless all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the Exercise conditions to receive existing shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who advanced them the existing shares.

The Board of Directors has granted power of attorney to two (2) members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE EMPLOYMENT- OR SERVICE RELATIONSHIP

Cessation of the employment- or service relationship

In case of Cessation of the Employment agreement or Cessation of the Consultancy agreement after the end of the third calendar year following the date of the Offer, the Beneficiary will have time to exercise his not yet exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise no longer involved in the activities of the Company during an Exercise Period of two weeks to be determined by the Board of Directors.

Galapagos NV, Warrant Plan 2010	p. 6/8

Translation from Dutch original

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the date of the Offer, a part of the granted Warrants shall automatically become null and void as follows:

•	90 % in case the Cessation is situated prior to the first anniversary of the Offer;

•	80 % in case the Cessation is situated prior to the second anniversary of the Offer;

•	60 % in case the Cessation is situated prior to the third anniversary of the Offer;

•	40 % in case the Cessation is situated after the third anniversary of the Offer, but prior to the end of the third calendar year.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as from the first day of the fourth calendar year following the year of the Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Sickness or Disability

In case of cessation of the employment agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan will, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

Galapagos NV, Warrant Plan 2010	p. 7/8

Translation from Dutch original

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the employement agreement, or consultancy- or management agreement

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiaries a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his/her employment agreement or consultancy- or management agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy- or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

General Shareholders’ Meetings

Warrant Holders have the right to participate in the General Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting. By accepting Warrants, the Participant consents that convocations for General Shareholders’ Meeting are validly made if made by means of e-mail.

Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV, Warrant Plan 2010	p. 8/8

Free translation for information purposes

WARRANTPLAN 2010 (B)

ON SHARES OF

GALAPAGOS NV

GENERAL RULES

NOTE

This document is a translation in English of the original Dutch text of this Warrant Plan 2010 (B) as approved by the Extraordinary General Shareholders’ Meeting. In case of discrepancy between the original Dutch text and this translation, the original Dutch text shall prevail.

Galapagos NV, Warrant Plan 2010 (B)	p. 1/7

Free translation for information purposes

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	4

•	General	4
•	Number per beneficiary	4
•	Transfer restrictions	4
•	Exercise price	4
•	Administration of the Warrant Plan	5

4.	Beneficiaries of the Plan	5

5.	Acceptance or Refusal of the Offer	5

6.	Exercise- and Payment Conditions	5

•	Exercise Term	5
•	Exercise Period	5
•	Conditions of Exercise	5
•	Exercise of Warrants in accordance with the Law	6

7.	Issue of the New Shares	6

8.	Cessation of the Director’s mandate	6

•	Cessation of the Director’s mandate	6
•	Decease	6
•	Retirement	6
•	Sickness or disability	6
•	Deviations	7

9.	Protective measures	7

10.	Dispute Resolution	7

11.	Closing Provisions	7

•	Additional Information	7
•	Taxes and social security treatment	7
•	Costs	7
•	Relationship with Director’s Mandate	7
•	General Shareholders’ Meetings	7
•	Address change	7

Galapagos NV, Warrant Plan 2010 (B)	p. 2/7

Free translation for information purposes

1.	BASE AND PURPOSE

The Extraordinary General Shareholders’ Meeting of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2010 (B) in its meeting of 27 April 2010.

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub section 2 “Definitions - Beneficiary”) of the conditions under which it is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: each of the following Directors (subject to their being (re-)appointed as Director as the case may be): Mr Onno van de Stolpe, Dr Raj Parekh, Dr Harrold van Barlingen, Mr Ferdinand Verdonck, Dr Garth Rapeport, Dr Werner Cautreels and Dr Ronald Brus.

Directors: the individuals or corporations who at any moment during the existence of the Company exercise a director’s mandate in the Company to which they were appointed by either the General Shareholders’ Meeting or the Board of Directors by way of cooptation;

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of its Directors or on the orientation of its management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the Director’s Mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, consultant or employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2010 (B) issued by the Extraordinary Shareholders’ Meeting of 27 April 2010, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days as from the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Galapagos NV, Warrant Plan 2010 (B)	p. 3/7

Free translation for information purposes

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is of maximum 197,560. These Warrants will be designated as “Warrants 2010 (B)”.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries under the Warrant Plan 2010 (B) will be determined by the General Shareholders’ Meeting of the Company, as follows:

•	to Mr Onno van de Stolpe: 100,000 Warrants;

•	to Dr Raj Parekh: 75,000 Warrants;

•	to Dr Harrold van Barlingen: 7,500 Warrants;

•	to Mr Ferdinand Verdonck, Dr Garth Rapeport and Dr Werner Cautreels: each 2,520 Warrants;

•	to Dr Ronald Brus: 7,500 Warrants.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall become legally null and void.

Exercise Price

The Exercise Price per Warrant shall be determined at the moment of the Offer in accordance with the provisions set forth below.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants offered to a Director will, in accordance with article 598 of the Code of Companies, not be lower than the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the exercise price be lower than 5.41 euro, i.e. the fractional value (rounded up to the higher eurocent) of the shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

In derogation of article 501 of the Code of Companies and without prejudice the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, split-up or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ration applicable at the occasion of the merger, split-up or the stock-split to the other shareholders.

Galapagos NV, Warrant Plan 2010 (B)	p. 4/7

Free translation for information purposes

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and makes sure that all questions of Beneficiaries or Warrant Holders are answered in an accurate and fast manner.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiaries”).

The Warrants under this Plan are exclusively for the benefit of Directors.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Beneficiary who has accepted the offered Warrants will receive the Warrants as soon as the Board of Directors has established the acceptance.

6.	EXERCISE AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is five (5) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the one in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants, during an Exercise Period.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised insofar the exercise Term has not expired.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage, insofar that the Exercise Term has not expired.

Galapagos NV, Warrant Plan 2010 (B)	p. 5/7

Free translation for information purposes

Exercise of the Warrants in accordance with the Code of Companies

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Company, until such time the Warrant would have become exercisable in accordance with the Plan.

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company, represented by the Board of Directors, can propose to the Participants who have complied with the Exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing Shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who provided them with the advance.

The General Shareholders’ Meeting has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference in the exercise price between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear and bank documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE DIRECTOR’S MANDATE

Cessation of the Director’s Mandate

In case of Cessation of the Director’s Mandate after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which his mandate comes to an end or from the date he is otherwise not involved anymore in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Director’s Mandate occurs prior to the third anniversary of the Offer, subject to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Offer.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Sickness or Disability

In case of Cessation of the Director’s Mandate as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Galapagos NV, Warrant Plan 2010 (B)	p. 6/7

Free translation for information purposes

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of any such modifications and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and amendments thereof as the case may be.

Taxes and Social Security Treatment

The Company shall be entitled, in accordance with the applicable regulations, to apply a withholding on the compensation for the month in which the taxable moment occurs or on the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company (if so required by the Company) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants or due or payable in respect of the delivery of the New Shares.

The Company shall be entitled, in accordance with the applicable regulations, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the Director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous mandate or contract by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his Director’s mandate shall not be affected by his participation in the Plan or by any right that he may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation by reason of the cessation of his Director’s mandate, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he might have or the claims he could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such mandate or by reason of the loss or decrease in value of the rights or benefits.

General Shareholders’ Meetings

Warrant Holders have the right to participate in the General Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting. By accepting Warrants, the Participant consents that convocations for General Shareholders’ Meeting are validly made if made by means of e-mail.

Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV, Warrant Plan 2010 (B)	p. 7/7

Translation from Dutch original

WARRANTPLAN 2010 (C)

ON SHARES

GALAPAGOS NV

GENERAL RULES

NOTE

This document is a translation in English of the original Dutch text of this Warrant Plan 2010 (C) as approved by the Galapagos NV Board of Directors on 23 December 2010. In case of discrepancy between the original Dutch text and this translation, the original Dutch text shall prevail.

Galapagos NV, Warrant Plan 2010 (C)	p. 1/8

Translation from Dutch original

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	4

• General		4
• Number per beneficiary		4
• Transfer restrictions		4
• Exercise price		4
• Administration of the Warrant Plan		4

4.	Beneficiary of the Plan	5

5.	Acceptance or Refusal of the Offer	5

6.	Exercise- and Payment Conditions	5

• Exercise Term		5
• Exercise Period		5
• Conditions of Exercise		5
• Exercise of Warrants in accordance with the Law		6

7.	Issue of the New Shares	6

8.	Cessation of the Employment or Service Relationship	6

• Cessation of Employment or Service Relationship		6
• Decease		6
• Retirement		6
• Sickness or disability		7
• Deviations		7

9.	Protective measures	7

10.	Dispute Resolution	7

11.	Closing Provisions	7

• Additional Information		7
• Taxes and Social Security Treatment		7
• Costs		7
• Relationship with the employment agreement		7
• General Shareholders’ Meetings		8
• Address change		8

Galapagos NV, Warrant Plan 2010 (C)	p. 2/8

Translation from Dutch original

1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2010 (C) by resolution of 23 December 2010.

With the Plan set forth hereafter the Company wants to inform the relevant Beneficiary (see infra sub 2 Definitions: “Beneficiary” and sub 4 Beneficiary of the Plan) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiary to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: Dr Radan Spaventi (Senior Vice President, Internal Outsourcing);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a consultant or Employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2010 (C) approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons (if applicable) deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Galapagos NV, Warrant Plan 2010 (C)	p. 3/8

Translation from Dutch original

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is maximum 75,000. These Warrants will be designated as “Warrants 2010 (C)”.

The Warrants are granted by the Company to the Beneficiary for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiary is determined by the Board of Directors and is of 75,000.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to the Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants will, at the election of the Board of Directors, at least be equal to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than 5.41 euro, i.e. the fractional value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be booked as an issuance premium.

In deviation of article 501 of the Code of Companies and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holder, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiary or Warrant Holder are answered accurately and rapidly.

Galapagos NV, Warrant Plan 2010 (C)	p. 4/8

Translation from Dutch original

4.	BENEFICIARY OF THE PLAN

Beneficiary is the individual as indicated in section 2 (“Definitions – Beneficiary”). The Beneficiary is an Employee of a Subsidiary of the Company. No Warrants are offered under this Plan to beneficiaries that are not an Employee of the Company or of a Subsidiary of the Company.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiary has the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

The Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his decision regarding the Offer: Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination- and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination- and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6.	EXERCISE- AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Offer has been made.

Between the commencement of the fourth calendar year following the year in which the Offer has been made and the fourth anniversary of the Offer maximum 60% of the granted Warrants may be exercised during an Exercise Period.

As of the fourth anniversary of the Offer all granted Warrants may be exercised without any restriction as to the number of vested warrants.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

Galapagos NV, Warrant Plan 2010 (C)	p. 5/8

Translation from Dutch original

Exercise of the Warrants in accordance with the Law

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise unless all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the shares resulting from the exercise of Warrants, the Company may propose to the Participant who has complied with the Exercise conditions to receive existing shares awaiting the issuance of New Shares by notary deed. In such case the Participant will receive an advance of existing shares subject to the condition that he signs an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who advanced him the existing shares.

The Board of Directors has granted power of attorney to two (2) members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the Beneficiary.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE EMPLOYMENT- OR SERVICE RELATIONSHIP

Cessation of the employment- or service relationship

In case of Cessation of the Employment agreement after the end of the third calendar year following the date of the Offer, the Beneficiary will have time to exercise his not yet exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise no longer involved in the activities of the Company during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Employment agreement occurs prior to the end of the third calendar year following the date of the Offer, a part of the granted Warrants shall automatically become null and void as follows:

•	90 % in case the Cessation is situated prior to the first anniversary of the Offer;

•	80 % in case the Cessation is situated prior to the second anniversary of the Offer;

•	60 % in case the Cessation is situated prior to the third anniversary of the Offer;

•	40 % in case the Cessation is situated after the third anniversary of the Offer, but prior to the end of the third calendar year.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as from the first day of the fourth calendar year following the year of the Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of the Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of the Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Galapagos NV, Warrant Plan 2010 (C)	p. 6/8

Translation from Dutch original

Sickness or Disability

In case of cessation of the employment agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holder in case:

•	a fundamental change in the control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan will, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holder. In the event the rights of the under this Plan existing Warrant Holder would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the employement agreement

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiary a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his employment agreement concluded with the Company or a Subsidiary shall not be affected by his participation in the Plan or by any right that he may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy- or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

Galapagos NV, Warrant Plan 2010 (C)	p. 7/8

Translation from Dutch original

General Shareholders’ Meetings

Warrant Holders have the right to participate in the General Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting. By accepting Warrants, the Participant consents that convocations for General Shareholders’ Meeting are validly made if made by means of e-mail.

Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV, Warrant Plan 2010 (C)	p. 8/8

Translation from Dutch original

WARRANTPLAN 2011

ON SHARES

GALAPAGOS NV

GENERAL RULES

NOTE

This document is a translation in English of the original Dutch text of this Warrant Plan 2011 as approved by the Board of Directors. In case of discrepancy between the original Dutch text and this translation, the original Dutch text shall prevail.

Galapagos NV, Warrant Plan 2011	p. 1/8

Translation from Dutch original

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	4

• General		4
• Number per beneficiary		4
• Transfer restrictions		4
• Exercise price		4
• Administration of the Warrant Plan		5

4.	Beneficiaries of the Plan	5

5.	Acceptance or Refusal of the Offer	5

6.	Exercise- and Payment Conditions	5

• Exercise Term		5
• Exercise Period		5
• Conditions of Exercise		6
• Exercise of Warrants in accordance with the Law		6
• Change in Control of the Company		6

7.	Issue of the New Shares	6

8.	Cessation of the Employment or Service Relationship	7

• Cessation of Employment or Service Relationship		7
• Decease		7
• Retirement		7
• Sickness or disability		7
• Deviations		7

9.	Protective measures	7

10.	Dispute Resolution	7

11.	Closing Provisions	7

• Additional Information		7
• Taxes and Social Security Treatment		8
• Costs		8
• Relationship with the employment agreement or consultancy- or management agreement		8
• General Shareholders’ Meetings		8
• Address change		8

Galapagos NV, Warrant Plan 2011	p. 2/8

Translation from Dutch original

1.	BASE AND PURPOSE

The Board of Directors of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2011 by resolution of 1 April 2011 (and notary deed of 23 May 2011).

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub 2 Definitions: “Beneficiary” and sub 4 Beneficiaries of the Plan) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: the Employees and Consultants of the Company and its Subsidiaries whose name is mentioned in Annex A to this Warrant Plan 2011. The possibility to acquire Warrants may be granted by the Board of Directors in secondary order and on an individual basis to other persons who contributed to the Company or its Subsidiaries in the performance of their professional activities;

Consultant: a natural or legal person who on a contractual basis provides services to the Company or a Subsidiary, but who is not a Employee (irrespective whether the contract was entered into directly with the relevant natural or legal person - or in case of a natural person – with a legal person who has entrusted the performance of the services to such natural person);

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy- or management agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2011 approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Galapagos NV, Warrant Plan 2011	p. 3/8

Translation from Dutch original

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is maximum 802,500. These Warrants will be designated as “Warrants 2011”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is set forth in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Offers under this Plan do not need to be the same for every Beneficiary.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries is determined by the Board of Directors and is set forth in Annex A.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants will, at the election of the Board of Directors, at least be equal to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. For an Offer to a Consultant the Exercise Price will, in accordance with article 598 of the Code of Companies, be fixed as the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than 5.41 euro, i.e. the fractional value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be booked as an issuance premium.

In deviation of article 501 of the Code of Companies and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Galapagos NV, Warrant Plan 2011	p. 4/8

Translation from Dutch original

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiary”).

Employees, whose employment contract with the Company or a Subsidiary is temporarily suspended because of a foreign assignment (“expatriates”), may also be designated as Beneficiary.

The Board of Directors is free to designate or exclude other persons as Beneficiary.

The Warrants under this Plan are in majority reserved for and granted to Employees. The Board of Directors will ensure that the number of Beneficiaries consists in minority of Consultants and in majority of Employees. The Board of Directors will also ensure that a majority of the issued Warrants will be reserved for and granted to Employees.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination- and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination- and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6.	EXERCISE- AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Offer has been made.

As of the commencement of the fourth calendar year following the year in which the Offer has been made all vested Warrants may be exercised, during an Exercise Period.

Galapagos NV, Warrant Plan 2011	p. 5/8

Translation from Dutch original

The provision of the previous paragraph is however expressly not applicable to Warrant Holders who are subject to income taxes in France and/or to social security contributions in France; these Warrant Holders can only exercise Warrants as from the fourth anniversary of their Offer.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

Exercise of the Warrants in accordance with the Law

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

Change in Control of the Company

Notwithstanding anything to the contrary in this Plan, in the event of a change in control (as defined in accordance with the Belgian Code of Companies) of the Company, all Warrants granted to a Warrant Holder whose relationship with the Company or with a Subsidiary has not ended prior to such change in control and whose Warrants have not all vested yet, shall, in principle, immediately vest and become immediately exercisable during an Exercise Period determined by the Board of Directors, provided, however, that in compliance with applicable (tax) laws the Board of Directors is authorized to establish certain conditions for such vesting and/or exercising that will be applicable to some or all of the Warrant Holders involved.

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise unless all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the Exercise conditions to receive existing shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who advanced them the existing shares.

The Board of Directors has granted power of attorney to two (2) members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

Galapagos NV, Warrant Plan 2011	p. 6/8

Translation from Dutch original

8.	CESSATION OF THE EMPLOYMENT- OR SERVICE RELATIONSHIP

Cessation of the employment- or service relationship

In case of Cessation of the Employment agreement or Cessation of the Consultancy agreement after the end of the third calendar year following the date of the Offer, the Beneficiary will have time to exercise his not yet exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise no longer involved in the activities of the Company during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the year of the Offer, all granted Warrants shall automatically become null and void. This principle does however not apply in the cases of cessation resulting from decease, retirement or sickness or disability.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void. In case of decease prior to the end of the third calendar year following the year of the Offer, the number of Warrants acquired and so exercisable shall be determined by multiplying the number of Warrants offered with the result of the following division: number of days between the date of the Offer and the date of decease / number of days between the date of the Offer and the end of the third calendar year following the year of the Offer.

Retirement

In case of Retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void. In case of Retirement prior to the end of the third calendar year following the year of the Offer, the number of Warrants acquired and so exercisable shall be determined by multiplying the number of Warrants offered with the result of the following division: number of days between the date of the Offer and the date of Retirement / number of days between the date of the Offer and the end of the third calendar year following the year of the Offer. As used herein, “Retirement” shall mean any Cessation of the Employment agreement or Cessation of the Consultancy agreement, other than for cause, effected on or after the earliest date at which the Warrant Holder can receive state pension entitlement.

Sickness or Disability

In case of cessation of the employment agreement as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void. In case of such cessation prior to the end of the third calendar year following the year of the Offer, the number of Warrants acquired and so exercisable shall be determined by multiplying the number of Warrants offered with the result of the following division: number of days between the date of the Offer and the date of such cessation / number of days between the date of the Offer and the end of the third calendar year following the year of the Offer.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9.	PROTECTIVE MEASURES

The Board of Directors is authorized to take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan will, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

Galapagos NV, Warrant Plan 2011	p. 7/8

Translation from Dutch original

Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the employement agreement, or consultancy- or management agreement

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiaries a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his/her employment agreement or consultancy- or management agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy- or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

General Shareholders’ Meetings

Warrant Holders have the right to participate in the General Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting. By accepting Warrants, the Participant consents that convocations for General Shareholders’ Meeting are validly made if made by means of e-mail.

Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV, Warrant Plan 2011	p. 8/8

Translation from Dutch original

WARRANT PLAN 2011 (B)

ON SHARES OF

GALAPAGOS NV

GENERAL RULES

NOTE

This document is a translation in English of the original Dutch text of this Warrant Plan 2010 (B) as approved by the Extraordinary General Shareholders’ Meeting. In case of discrepancy between the original Dutch text and this translation, the original Dutch text shall prevail.

Galapagos NV, Warrant Plan 2011 (B)	p. 1/8

Translation from Dutch original

1.	Base and Purpose	3

2.	Definitions	3

3.	Warrants	4

•	General	4
•	Number per beneficiary	4
•	Transfer restrictions	4
•	Exercise price	4
•	Administration of the Warrant Plan	5

4.	Beneficiaries of the Plan	5

5.	Acceptance or Refusal of the Offer	5

6.	Exercise- and Payment Conditions	5

•	Exercise Term	5
•	Exercise Period	5
•	Conditions of Exercise	5
•	Exercise of Warrants in accordance with the Law	5

7.	Issue of the New Shares	6

8.	Cessation of the Director’s mandate	6

•	Cessation of the Director’s mandate	6
•	Decease	6
•	Retirement	6
•	Sickness or disability	7
•	Deviations	7

9.	Protective measures	7

10.	Dispute Resolution	7

11.	Closing Provisions	7

•	Additional Information	7
•	Taxes and social security treatment	7
•	Costs	7
•	Relationship with Director’s Mandate	7
•	General Shareholders’ Meetings	7
•	Address change	8

Galapagos NV, Warrant Plan 2011 (B)	p. 2/8

Translation from Dutch original

1.	BASE AND PURPOSE

The Extraordinary General Shareholders’ Meeting of GALAPAGOS NV (hereinafter referred to as “the Company”) has approved the present Warrant Plan 2011 (B) in its meeting of 23 May 2011.

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub section 2 “Definitions - Beneficiary”) of the conditions under which it is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2.	DEFINITIONS

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, f.a.o. the managing director, for the acceptance of the Offer;

Shares: all shares of the Company;

Beneficiary: each of the following Directors (subject to their being appointed as Director as the case may be): Mr Onno van de Stolpe, Dr Raj Parekh, Dr Harrold van Barlingen, Mr Ferdinand Verdonck, Dr Werner Cautreels, Dr Ronald Brus, Mr Howard Rowe and Dr Vicki Sato.

Directors: the individuals or corporations who at any moment during the existence of the Company exercise a director’s mandate in the Company to which they were appointed by either the General Shareholders’ Meeting or the Board of Directors by way of cooptation;

Control: the competence de jure or de facto to have a decisive influence on the appointment of the majority of its Directors or on the orientation of its management, as determined in article 5 et seq. of the Code of Companies;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as set forth in article 6 of the Code of Companies;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the Director’s Mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company controlled by the Participant) as a Director, consultant or employee, with the Company or a Subsidiary;

New Shares: the shares of the Company to be issued pursuant to the exercise of the Warrants under this Plan;

Plan: the present Warrant Plan 2011 (B) issued by the Extraordinary Shareholders’ Meeting of 23 May 2011, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the date on which the Beneficiary accepts the Warrants offered. The Grant is for Belgian fiscal reasons deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days as from the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term in which the Beneficiary can exercise Warrants to acquire Shares in the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Galapagos NV, Warrant Plan 2011 (B)	p. 3/8

Translation from Dutch original

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Words and terms denoting the plural shall include the singular and vice versa.

3.	WARRANTS

General

The number of Warrants issued in the framework of this Plan is of maximum 131,740. These Warrants will be designated as “Warrants 2011 (B)”.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries under the Warrant Plan 2011 (B) will be determined by the General Shareholders’ Meeting of the Company, as follows:

•	to Mr Onno van de Stolpe: 100,000 Warrants;

•	to Dr Raj Parekh: 5,400 Warrants;

•	to Mr Ferdinand Verdock: 3,780 Warrants;

•	to Dr Harrold van Barlingen, Dr Werner Cautreels and Dr Ronald Brus: each 2,520 Warrants;

•	to Mr Howard Rowe and Dr Vicki Sato: each 7,500 Warrants.

Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot inter vivos be transferred once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall become legally null and void.

Exercise Price

The Exercise Price per Warrant shall be determined at the moment of the Offer in accordance with the provisions set forth below.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants offered to a Director will, in accordance with article 598 of the Code of Companies, not be lower than the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the exercise price be lower than 5.41 euro, i.e. the fractional value (rounded up to the higher eurocent) of the shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the fractional value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the fractional value must be recorded as an issuance premium.

In derogation of article 501 of the Code of Companies and without prejudice the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any transactions which might have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the fractional value of the existing shares (in order not to conflict with article 582 of the Code of Companies)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant or (ii) the Exercise Price. As soon as reasonably practicable the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, split-up or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ration applicable at the occasion of the merger, split-up or the stock-split to the other shareholders.

Galapagos NV, Warrant Plan 2011 (B)	p. 4/8

Translation from Dutch original

Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and makes sure that all questions of Beneficiaries or Warrant Holders are answered in an accurate and fast manner.

4.	BENEFICIARIES OF THE PLAN

Beneficiaries are the individuals as indicated in section 2 (“Definitions – Beneficiaries”).

The Warrants under this Plan are exclusively for the benefit of Directors.

5.	ACCEPTANCE OR REFUSAL OF THE OFFER

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Beneficiary who has accepted the offered Warrants will receive the Warrants as soon as the Board of Directors has established the acceptance.

6.	EXERCISE AND PAYMENT CONDITIONS

Exercise Term

The Exercise Term is five (5) years, starting from the date of the Offer.

Exercise Period

Warrants may not be exercised prior the end of the third calendar year following the calendar year in which the Offer has been made.

As of the commencement of the fourth calendar year following the year in which the Offer has been made all vested Warrants may be exercised, during an Exercise Period.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised insofar the exercise Term has not expired.

Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and needs at the same time to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage, insofar that the Exercise Term has not expired.

Exercise of the Warrants in accordance with the Code of Companies

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Code of Companies and is thus also prematurely exercised pursuant to

Galapagos NV, Warrant Plan 2011 (B)	p. 5/8

Translation from Dutch original

article 501 of the Code of Companies, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Company, until such time the Warrant would have become exercisable in accordance with the Plan.

Change in Control of the Company

Notwithstanding anything to the contrary in this Plan, in the event of a change in control (as defined in accordance with the Belgian Code of Companies) of the Company, all Warrants granted to a Warrant Holder whose relationship with the Company or with a Subsidiary has not ended prior to such change in control and whose Warrants have not all vested yet, shall, in principle, immediately vest and become immediately exercisable during an Exercise Period determined by the Board of Directors, provided, however, that in compliance with applicable (tax) laws the Board of Directors is authorized to establish certain conditions for such vesting and/or exercising that will be applicable to some or all of the Warrant Holders involved.

7.	ISSUE OF THE NEW SHARES

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfil the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company, represented by the Board of Directors, can propose to the Participants who have complied with the Exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing Shares subject to the condition that they sign an authorization by which the New Shares upon issuance will immediately and directly be delivered to the Company or to any other party who provided them with the advance.

The General Shareholders’ Meeting has granted power of attorney to two members of the Board of Directors or to the managing Director, with possibility of sub-delegation, to take care of the establishment by notary deed of the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference in the exercise price between the subscription price for the shares and the fractional value, to bring the Articles of Association in accordance with the new situation of the social capital, to sign and deliver the relevant Euroclear and bank documents, and to sign and deliver all necessary documents in connection with the delivery of the shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8.	CESSATION OF THE DIRECTOR’S MANDATE

Cessation of the Director’s Mandate

In case of Cessation of the Director’s Mandate after the end of the third calendar year following the date of the Offer, the Beneficiary must exercise his not yet exercised Warrants within a six (6) month period as from the date on which his mandate comes to an end or from the date he is otherwise not involved anymore in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Director’s Mandate occurs prior to the third anniversary of the Offer, subject to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Offer.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the year of Offer, during an Exercise Period of two weeks to be determined by the Board of Directors.

Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Retirement

In case of retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void. As used herein, “Retirement” shall mean any Cessation of the Director’s Mandate effected on or after the earliest date at which the Warrant Holder can receive state pension entitlement.

Galapagos NV, Warrant Plan 2011 (B)	p. 6/8

Translation from Dutch original

Sickness or Disability

In case of Cessation of the Director’s Mandate as a result of long term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9.	PROTECTIVE MEASURES

The Board of Directors may take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of any such modifications and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10.	DISPUTE RESOLUTION

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11.	CLOSING PROVISIONS

Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and amendments thereof as the case may be.

Taxes and Social Security Treatment

The Company shall be entitled, in accordance with the applicable regulations, to apply a withholding on the compensation for the month in which the taxable moment occurs or on the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company (if so required by the Company) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants or due or payable in respect of the delivery of the New Shares.

The Company shall be entitled, in accordance with the applicable regulations, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

Relationship with the Director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give a Beneficiary a right to have additional Warrants granted to him later. The grant of Warrants under this Plan does not contain a promise of a continuous mandate or contract by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity resulting from his Director’s mandate shall not be affected by his participation in the Plan or by any right that he may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation by reason of the cessation of his Director’s mandate, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he might have or the claims he could make concerning the exercise of the Warrants pursuant to the Plan because of the cessation of such mandate or by reason of the loss or decrease in value of the rights or benefits.

General Shareholders’ Meetings

Warrant Holders have the right to participate in the General Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting. By accepting Warrants, the Participant consents that convocations for General Shareholders’ Meeting are validly made if made by means of e-mail.

Galapagos NV, Warrant Plan 2011 (B)	p. 7/8

Translation from Dutch original

Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV, Warrant Plan 2011 (B)	p. 8/8

Free translation for information purposes

WARRANT PLAN 2012

ON SHARES

GALAPAGOS NV

GENERAL RULES

Free translation for information purposes

1	Base and Purpose		3

2	Definitions		3

3	Warrants		4

	3.1	General	4

	3.2	Number per Beneficiary	4

	3.3	Transfer restrictions	4

	3.4	Exercise Price	4

	3.5	Administration of the Warrant Plan	5

4	Beneficiaries of the Plan		5

5	Acceptance or Refusal of the Offer		5

6	Exercise and Payment Conditions		5

	6.1	Exercise Term	5

	6.2	Exercise Period	6

	6.3	Conditions of Exercise	6

	6.4	Exercise of the Warrants in accordance with the Belgian Companies Code	6

	6.5	Change in Control of the Company	6

7	Issuance of New Shares		6

8	Cessation of the Employment or Service Relationship		7

	8.1	Cessation of the employment or service relationship	7

	8.2	Decease	7

	8.3	Retirement	7

	8.4	Sickness or Disability	8

	8.5	Deviations	8

9	Protective Measures		8

10	Dispute Resolution		8

11	Final Provisions		8

	11.1	Additional Information	8

	11.2	Taxes and Social Security Treatment	8

	11.3	Costs	9

	11.4	Relation to employment, consultancy or management agreement or director’s mandate	9

	11.5	Shareholders’ Meetings	9

	11.6	Communication with Warrant Holders	9

	11.7	Address Change	9

Galapagos NV | Warrant Plan 2012	Page 2 of 9

Free translation for information purposes

1	Base and Purpose

The Board of Directors of GALAPAGOS NV (hereinafter referred to as the “Company”) has approved the present Warrant Plan 2012 by resolution of 12 July 2012 (and by notary deed of 3 September 2012).

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub 2 (“Definitions: Beneficiary”) and sub 4 (“Beneficiaries of the Plan”) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2	Definitions

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, for the attention of the managing director, for the acceptance of the Offer;

Shares: the shares of the Company;

Beneficiary: the Employees, Consultants and Directors of the Company and its Subsidiaries whose name is mentioned in Annex A to this Warrant Plan 2012;

Director: a natural person or legal entity who at any moment during the existence of the Company exercises a director’s mandate in the Company to which they were appointed by either the Shareholders’ Meeting or the Board of Directors by way of cooptation;

Consultant: a natural person or legal entity who provides services to the Company or a Subsidiary on a contractual basis, but who is not an Employee (irrespective of whether the contract was entered into directly with the relevant natural person or legal entity - or in case of a natural person - with a legal person who has entrusted the performance of the services to such natural person);

Control: the power, de jure or de facto, to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as set forth in Article 5 et seq. of the Belgian Companies Code. The terms “to Control” and “Controlled by” shall be construed accordingly;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as further set forth in Article 6 of the Belgian Companies Code;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy or management agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the director’s mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

New Shares: the Shares to be issued pursuant to the exercise of the Warrants under this Plan;

Retirement: any Cessation of the Employment agreement or Cessation of the Consultancy agreement, other than for cause, effected on or after the earliest date at which the Warrant Holder can receive state pension entitlement;

Plan: the present Warrant Plan 2012 approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Galapagos NV | Warrant Plan 2012	Page 3 of 9

Free translation for information purposes

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. For the purposes of this Plan (including for Belgian fiscal reasons), the Grant shall be deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract.

Words and terms denoting the plural shall include the singular and vice versa.

3	Warrants

3.1	General

The number of Warrants issued in the framework of this Plan is maximum 530.140. These Warrants will be designated as “Warrants 2012”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is set forth in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Offers under this Plan do not need to be the same for every Beneficiary.

3.2	Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries is determined by the Board of Directors and, as regards the Directors of the Company, by the Shareholders’ Meeting of the Company. This number is set forth in Annex A.

3.3	Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot be transferred inter vivos once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

3.4	Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

Pursuant to Article 598 of the Belgian Companies Code and as the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price will at least amount to the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than the accounting par value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Galapagos NV | Warrant Plan 2012	Page 4 of 9

Free translation for information purposes

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the accounting par value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the accounting par value must be booked as an issuance premium.

In deviation of Article 501 of the Belgian Companies Code and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the accounting par value of the existing Shares (in order not to conflict with Article 582 of the Belgian Companies Code)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant and/or (ii) the Exercise Price. As soon as reasonably practicable, the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

3.5	Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4	Beneficiaries of the Plan

Beneficiaries are the individuals as indicated in section 2 (“Definitions - Beneficiary”).

The Warrants under this Plan are in majority reserved for and granted to Employees. The number of Beneficiaries consists in minority of Directors and Consultants and in majority of Employees. A majority of the issued Warrants is reserved for and granted to Employees.

5	Acceptance or Refusal of the Offer

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: (full or partial) Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6	Exercise and Payment Conditions

6.1	Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

Galapagos NV | Warrant Plan 2012	Page 5 of 9

Free translation for information purposes

6.2	Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Grant was made.

As of the commencement of the fourth calendar year following the calendar year in which the Grant was made, all vested Warrants may be exercised, during an Exercise Period.

The previous paragraph is however expressly not applicable to Warrant Holders who are subject to income taxes in France and/or to social security contributions in France; these Warrant Holders can only exercise Warrants as from the fourth anniversary of their Offer.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

6.3	Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

6.4	Exercise of the Warrants in accordance with the Belgian Companies Code

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to Article 501 of the Belgian Companies Code and is thus also prematurely exercised pursuant to Article 501 of the Belgian Companies Code, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

6.5	Change in Control of the Company

Notwithstanding anything to the contrary in this Plan, in the event of a change in Control of the Company, all Warrants granted to a Warrant Holder whose relationship with the Company or with a Subsidiary has not ended prior to such change in Control and whose Warrants have not all vested yet, shall, in principle, immediately vest and become immediately exercisable during an Exercise Period determined by the Board of Directors, provided, however, that in compliance with applicable (tax) laws the Board of Directors is authorized to establish certain conditions for such vesting and/or exercising that will be applicable to some or all of the Warrant Holders involved.

7	Issuance of New Shares

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfill the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing Shares subject to the condition that they sign an authorization by which the New Shares will, upon issuance, immediately and directly be delivered to the Company or to any other party who advanced them the existing Shares.

The Board of Directors has granted power of attorney to any two (2) members of the Board of Directors acting jointly, as well as to the managing Director acting individually, with possibility of sub-delegation and the power of subrogation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the

Galapagos NV | Warrant Plan 2012	Page 6 of 9

Free translation for information purposes

exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the Shares and the accounting par value, to bring the Articles of Association in accordance with the new situation of the registered capital, to sign and deliver the relevant Euroclear and bank documentation, and to sign and deliver all necessary documents in connection with the delivery of the Shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8	Cessation of the Employment or Service Relationship

8.1	Cessation of the employment or service relationship

In case of Cessation of the Employment agreement or Cessation of the Consultancy agreement after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary will have time to exercise his non-exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise no longer involved in the activities of the Company during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, all granted Warrants shall automatically become null and void. This principle does however not apply in the event of cessation resulting from decease, Retirement, or sickness or disability.

In case of Cessation of the Director’s Mandate after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary must exercise his non-exercised Warrants within a six (6) month period as from the date on which his mandate comes to an end or from the date he is otherwise no longer involved in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Director’s Mandate occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, but without prejudice to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Grant.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.2	Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and they must mandatory be exercised within six (6) months as from the decease, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of decease prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired and so exercisable shall be determined by multiplying the number of Warrants offered with the result of the following division:

number of days between the date of the Grant and the date of decease number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

8.3	Retirement

In case of Retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatorily be exercised within six (6) months as from such Retirement, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of Retirement prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired and so exercisable shall be determined by multiplying the number of Warrants offered with the result of the following division:

Galapagos NV | Warrant Plan 2012	Page 7 of 9

Free translation for information purposes

number of days between the date of the Grant and the date of Retirement number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

8.4	Sickness or Disability

In case of cessation of the employment agreement or of the consultancy or management agreement as a result of long-term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months as from such cessation, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of such cessation prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired and so exercisable shall be determined by multiplying the number of Warrants offered with the result of the following division:

number of days between the date of the Grant and the date of such cessation number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

8.5	Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9	Protective Measures

The Board of Directors is authorized to take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the Control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10	Dispute Resolution

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11	Final Provisions

11.1	Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

11.2	Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

Galapagos NV | Warrant Plan 2012	Page 8 of 9

Free translation for information purposes

11.3	Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

11.4	Relation to employment, consultancy or management agreement or director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiaries a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his/her director’s mandate, employment agreement or consultancy or management agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

11.5	Shareholders’ Meetings

Warrant Holders have the right to participate in the Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting.

11.6	Communication with Warrant Holders

By accepting Warrants, the Participant agrees that documentation can be validly communicated by the Company by e-mail, including convocations for Shareholders’ Meetings and documentation pertaining to the exercise of Warrants.

11.7	Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV | Warrant Plan 2012	Page 9 of 9

Free translation for information purposes

WARRANT PLAN 2013

ON SHARES

GALAPAGOS NV

GENERAL RULES

Free translation for information purposes

1	Base and Purpose		3

2	Definitions		3

3	Warrants		4

	3.1	General	4

	3.2	Number per Beneficiary	4

	3.3	Transfer restrictions	4

	3.4	Exercise Price	4

	3.5	Administration of the Warrant Plan	5

4	Beneficiaries of the Plan		5

5	Acceptance or Refusal of the Offer		5

6	Exercise and Payment Conditions		6

	6.1	Exercise Term	6

	6.2	Exercise Period	6

	6.3	Conditions of Exercise	6

	6.4	Exercise of the Warrants in accordance with the Belgian Companies Code	6

	6.5	Change in Control of the Company	6

7	Issuance of New Shares		6

8	Cessation of the Employment or Service Relationship or of the Director’s Mandate		7

	8.1	Cessation of the employment or service relationship or of the Director’s Mandate	7

	8.2	Decease	7

	8.3	Retirement	8

	8.4	Sickness or Disability	8

	8.5	Deviations	8

9	Protective Measures		8

10	Dispute Resolution		9

11	Final Provisions		9

	11.1	Additional Information	9

	11.2	Taxes and Social Security Treatment	9

	11.3	Costs	9

	11.4	Relation to employment, consultancy or management agreement or director’s mandate	9

	11.5	Shareholders’ Meetings	9

	11.6	Communication with Warrant Holders	9

	11.7	Address Change	10

Galapagos NV | Warrant Plan 2013	Page 2 of 10

Free translation for information purposes

1	Base and Purpose

The Board of Directors of GALAPAGOS NV (hereinafter referred to as the “Company”) has approved the present Warrant Plan 2013 by resolution of 14 May 2013 (and by notarial deed of 16 May 2013).

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub 2 (“Definitions: Beneficiary”) and sub 4 (“Beneficiaries of the Plan”) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2	Definitions

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, for the attention of the managing director, for the acceptance of the Offer;

Shares: the shares of the Company;

Beneficiary: the Employees, Consultants and Directors of the Company and its Subsidiaries whose name is mentioned in Annex A to this Warrant Plan 2013;

Director: a natural person or legal entity who at any moment during the existence of the Company exercises a director’s mandate in the Company to which they were appointed by either the Shareholders’ Meeting or the Board of Directors by way of cooptation;

Consultant: a natural person or legal entity who provides services to the Company or a Subsidiary on a contractual basis, but who is not an Employee (irrespective of whether the contract was entered into directly with the relevant natural person or legal entity - or in case of a natural person - with a legal person who has entrusted the performance of the services to such natural person);

Control: the power, de jure or de facto, to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as set forth in article 5 et seq. of the Belgian Companies Code. The terms “to Control” and “Controlled by” shall be construed accordingly;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as further set forth in article 6 of the Belgian Companies Code;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy or management agreement between the relevant Participant-Consultant and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the director’s mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary, except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

New Shares: the Shares to be issued pursuant to the exercise of the Warrants under this Plan;

Retirement: any Cessation of the Employment agreement or Cessation of the Consultancy agreement, other than for cause, effected on or after the earliest date at which the Warrant Holder can receive state pension entitlement;

Galapagos NV | Warrant Plan 2013	Page 3 of 10

Free translation for information purposes

Plan: the present Warrant Plan 2013 approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. For the purposes of this Plan (including for Belgian fiscal reasons), the Grant shall be deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract.

Words and terms denoting the plural shall include the singular and vice versa.

3	Warrants

3.1	General

The number of Warrants issued in the framework of this Plan is maximum 648,490. These Warrants will be designated as “Warrants 2013”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is set forth in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Offers under this Plan do not need to be the same for every Beneficiary.

3.2	Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries is determined by the Board of Directors and, as regards the Directors of the Company, by the Shareholders’ Meeting of the Company. This number is set forth in Annex A.

3.3	Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot be transferred inter vivos once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

3.4	Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

Galapagos NV | Warrant Plan 2013	Page 4 of 10

Free translation for information purposes

Pursuant to article 598 of the Belgian Companies Code and as the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price will at least amount to the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than the accounting par value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the accounting par value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the accounting par value must be booked as an issuance premium.

In deviation of article 501 of the Belgian Companies Code and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the accounting par value of the existing Shares (in order not to conflict with article 582 of the Belgian Companies Code)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant and/or (ii) the Exercise Price. As soon as reasonably practicable, the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

3.5	Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4	Beneficiaries of the Plan

Beneficiaries are the individuals as indicated in section 2 (“Definitions - Beneficiary”).

The Warrants under this Plan are in majority reserved for and granted to Employees. The number of Beneficiaries consists in minority of Directors and Consultants and in majority of Employees. A majority of the issued Warrants is reserved for and granted to Employees.

5	Acceptance or Refusal of the Offer

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: (full or partial) Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

Galapagos NV | Warrant Plan 2013	Page 5 of 10

Free translation for information purposes

The Nomination and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6	Exercise and Payment Conditions

6.1	Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

6.2	Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Grant was made.

As of the commencement of the fourth calendar year following the calendar year in which the Grant was made, all vested Warrants may be exercised, during an Exercise Period.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

6.3	Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

6.4	Exercise of the Warrants in accordance with the Belgian Companies Code

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Belgian Companies Code and is thus also prematurely exercised pursuant to article 501 of the Belgian Companies Code, the New Shares that the Warrant Holders receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

6.5	Change in Control of the Company

Notwithstanding anything to the contrary in this Plan, in the event of a change in Control of the Company, all Warrants granted to a Warrant Holder whose relationship with the Company or with a Subsidiary has not ended prior to such change in Control and whose Warrants have not all vested yet, shall, in principle, immediately vest and become immediately exercisable during an Exercise Period determined by the Board of Directors, provided, however, that in compliance with applicable (tax) laws the Board of Directors is authorized to establish certain conditions for such vesting and/or exercising that will be applicable to some or all of the Warrant Holders involved.

7	Issuance of New Shares

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfill the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

Galapagos NV | Warrant Plan 2013	Page 6 of 10

Free translation for information purposes

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing Shares subject to the condition that they sign an authorization by which the New Shares will, upon issuance, immediately and directly be delivered to the Company or to any other party who advanced them the existing Shares.

The Board of Directors has granted power of attorney to any two (2) members of the Board of Directors acting jointly, as well as to the managing Director acting individually, with possibility of sub-delegation and the power of subrogation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the Shares and the accounting par value, to bring the Articles of Association in accordance with the new situation of the registered capital, to sign and deliver the relevant Euroclear and bank documentation, and to sign and deliver all necessary documents in connection with the delivery of the Shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8	Cessation of the Employment or Service Relationship or of the Director’s Mandate

8.1	Cessation of the employment or service relationship or of the Director’s Mandate

In case of Cessation of the Employment agreement or Cessation of the Consultancy agreement after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary will have time to exercise his non-exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise no longer involved in the activities of the Company during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, all granted Warrants shall automatically become null and void. This principle does however not apply in the event of cessation resulting from decease, Retirement, or sickness or disability.

In case of Cessation of the Director’s Mandate after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary must exercise his non-exercised Warrants within a six (6) month period as from the date on which his mandate comes to an end or from the date he is otherwise no longer involved in the activities of the Company, during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Director’s Mandate occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, but without prejudice to a dissident decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Grant.

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.2	Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and they must mandatory be exercised within six (6) months as from the decease, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

Galapagos NV | Warrant Plan 2013	Page 7 of 10

Free translation for information purposes

In case of decease prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants offered with the result of the following division:

number of days between the date of the Grant and the date of decease number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.3	Retirement

In case of Retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatorily be exercised within six (6) months as from such Retirement, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of Retirement prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants offered with the result of the following division:

number of days between the date of the Grant and the date of Retirement number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.4	Sickness or Disability

In case of cessation of the employment agreement or of the consultancy or management agreement as a result of long-term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months as from such cessation, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of such cessation prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants offered with the result of the following division:

number of days between the date of the Grant and the date of such cessation number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.5	Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9	Protective Measures

The Board of Directors is authorized to take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the Control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

Galapagos NV | Warrant Plan 2013	Page 8 of 10

Free translation for information purposes

10	Dispute Resolution

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11	Final Provisions

11.1	Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

11.2	Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

11.3	Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

11.4	Relation to employment, consultancy or management agreement or director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiaries a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his/her director’s mandate, employment agreement or consultancy or management agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

11.5	Shareholders’ Meetings

Warrant Holders have the right to participate in the Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting.

11.6	Communication with Warrant Holders

By accepting Warrants, the Participant agrees that documentation can be validly communicated by the Company by e-mail, including convocations for Shareholders’ Meetings and documentation pertaining to the exercise of Warrants.

Galapagos NV | Warrant Plan 2013	Page 9 of 10

Free translation for information purposes

11.7	Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV | Warrant Plan 2013	Page 10 of 10

Free translation for information purposes only

WARRANT PLAN 2013 (B)

ON SHARES

GALAPAGOS NV

GENERAL RULES

Free translation for information purposes only

2	Definitions		3

3	Warrants		4

	3.1	General	4

	3.2	Number per Beneficiary	4

	3.3	Transfer restrictions	4

	3.4	Exercise Price	4

	3.5	Administration of the Warrant Plan	5

4	Beneficiary of the Plan		5

5	Acceptance or Refusal of the Offer		5

6	Exercise and Payment Conditions		6

	6.1	Exercise Term	6

	6.2	Exercise Period	6

	6.3	Conditions of Exercise	6

	6.4	Exercise of the Warrants in accordance with the Belgian Companies Code	6

	6.5	Change in Control of the Company	7

7	Issuance of New Shares		7

8	Cessation of the Employment or Service Relationship		7

	8.1	Cessation of the employment or service relationship	7

	8.2	Decease	8

	8.3	Retirement	8

	8.4	Sickness or Disability	8

	8.5	Deviations	9

9	Protective Measures		9

10	Dispute Resolution		9

11	Final Provisions		9

	11.1	Additional Information	9

	11.2	Taxes and Social Security Treatment	9

	11.3	Costs	10

	11.4	Relation to employment agreement	10

	11.5	Shareholders’ Meetings	10

	11.6	Communication with the Warrant Holder	10

	11.7	Address Change	10

Galapagos NV | Warrant Plan 2013 (B)	Page 2

Free translation for information purposes only

1	Base and Purpose

The Board of Directors of GALAPAGOS NV (hereinafter referred to as the “Company”) has approved the present Warrant Plan 2013 (B) by resolution of 18 September 2013 (and by notarial deed of the same day).

With the Plan set forth hereafter the Company wants to inform the relevant Beneficiary (see infra sub 2 (“Definitions: Beneficiary”) and sub 4 (“Beneficiary of the Plan”) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiary to help to develop the Company to a successful enterprise.

2	Definitions

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiary of the Plan as to the opportunity to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, for the attention of the managing director, for the acceptance of the Offer;

Shares: the shares of the Company;

Beneficiary: Mr David Smith (CEO, Galapagos Services);

Control: the power, de jure or de facto, to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as set forth in article 5 et seq. of the Belgian Companies Code. The terms “to Control” and “Controlled by” shall be construed accordingly;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as further set forth in article 6 of the Belgian Companies Code;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the Employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary, with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a consultant or Employee, with the Company or a Subsidiary;

New Shares: the Shares to be issued pursuant to the exercise of the Warrants under this Plan;

Retirement: any Cessation of the Employment agreement, other than for cause, effected on or after the earliest date at which the Warrant Holder can receive state pension entitlement;

Plan: the present Warrant Plan 2013 (B) approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. For the purposes of this Plan (including for Belgian fiscal reasons), the Grant shall be deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Galapagos NV | Warrant Plan 2013 (B)	Page 3

Free translation for information purposes only

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise term;

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract.

Words and terms denoting the plural shall include the singular and vice versa.

3	Warrants

3.1	General

The number of Warrants issued in the framework of this Plan is maximum 75,000. These Warrants will be designated as “Warrants 2013 (B)”.

The Warrants are granted by the Company to the Beneficiary for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

3.2	Number per Beneficiary

The number of Warrants to be offered to the Beneficiary is determined by the Board of Directors and amounts to 75,000.

3.3	Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot be transferred inter vivos once granted to the Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

3.4	Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

Pursuant to article 598 of the Belgian Companies Code and as the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price will, at the election of the Board of Directors, at least amount to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than the accounting par value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Galapagos NV | Warrant Plan 2013 (B)	Page 4

Free translation for information purposes only

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the accounting par value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the accounting par value must be booked as an issuance premium.

In deviation of article 501 of the Belgian Companies Code and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holder (with the exception of those causing an increase of the accounting par value of the existing Shares (in order not to conflict with article 582 of the Belgian Companies Code)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holder, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant and/or (ii) the Exercise Price. As soon as reasonably practicable, the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

3.5	Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of the Beneficiary or Warrant Holder are answered accurately and rapidly.

4	Beneficiary of the Plan

The Beneficiary is the individual as indicated in section 2 (“Definitions - Beneficiary”).

The Beneficiary is an Employee of a Subsidiary of the Company. Under this Plan, no Warrants shall be offered to beneficiaries that are no Employee of the Company or of a Subsidiary of the Company.

5	Acceptance or Refusal of the Offer

The Beneficiary has the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

The Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: (full or partial) Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is

Galapagos NV | Warrant Plan 2013 (B)	Page 5

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kept at the registered office of the Company, mentioning the identity of the Warrant Holder and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6	Exercise and Payment Conditions

6.1	Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

6.2	Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Grant was made.

As of the commencement of the fourth calendar year following the calendar year in which the Grant was made, all vested Warrants may be exercised, during an Exercise Period.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

6.3	Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

6.4	Exercise of the Warrants in accordance with the Belgian Companies Code

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Belgian Companies Code and is thus also prematurely exercised pursuant to article 501 of the Belgian Companies Code, the New Shares that the Warrant Holder receives as a result of such Exercise will be not transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

Galapagos NV | Warrant Plan 2013 (B)	Page 6

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6.5	Change in Control of the Company

Notwithstanding anything to the contrary in this Plan, in the event of a change in Control of the Company, all Warrants granted to a Warrant Holder whose relationship with the Company or with a Subsidiary has not ended prior to such change in Control and whose Warrants have not all vested yet, shall, in principle, immediately vest and become immediately exercisable during an Exercise Period determined by the Board of Directors, provided, however, that in compliance with applicable (tax) laws the Board of Directors is authorized to establish certain conditions for such vesting and/or exercising that will be applicable the Warrant Holder.

7	Issuance of New Shares

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfill the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company may propose to the Participant who has complied with the exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participant will receive an advance of existing Shares subject to the condition that the Participant signs an authorization by which the New Shares will, upon issuance, immediately and directly be delivered to the Company or to any other party who advanced the existing Shares.

The Board of Directors has granted power of attorney to any two (2) members of the Board of Directors acting jointly, as well as to the managing Director acting individually, with possibility of sub-delegation and the power of subrogation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the Shares and the accounting par value, to bring the Articles of Association in accordance with the new situation of the registered capital, to sign and deliver the relevant Euroclear and bank documentation, and to sign and deliver all necessary documents in connection with the delivery of the Shares (acquired as a result of the exercise of the Warrants) to the Beneficiary.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8	Cessation of the Employment or Service Relationship

8.1	Cessation of the employment or service relationship

In case of Cessation of the Employment agreement after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary will have time to exercise his non-exercised Warrants within a six (6) month period as from the date on which he leaves employment or is otherwise no longer involved in the activities of the Company during an Exercise Period of two weeks to be determined by the Board of Directors.

If Cessation of the Employment agreement occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, all granted Warrants shall automatically become null and void. This principle does however not apply in the event of cessation resulting from decease, Retirement, or sickness or disability.

Galapagos NV | Warrant Plan 2013 (B)	Page 7

Free translation for information purposes only

The Warrants that do not automatically become null and void are exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.2	Decease

In case of decease of the Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and they must mandatory be exercised within six (6) months as from the decease, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of decease prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants offered with the result of the following division:

number of days between the date of the Grant and the date of decease number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.3	Retirement

In case of Retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatorily be exercised within six (6) months as from such Retirement, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of Retirement prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants offered with the result of the following division:

number of days between the date of the Grant and the date of Retirement number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.4	Sickness or Disability

In case of cessation of the employment agreement as a result of long-term sickness or disability, the Warrants acquired by the Warrant Holder must mandatory be exercised within six (6) months as from such cessation, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of such cessation prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants offered with the result of the following division:

Galapagos NV | Warrant Plan 2013 (B)	Page 8

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number of days between the date of the Grant and the date of such cessation number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.5	Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

9	Protective Measures

The Board of Directors is authorized to take appropriate measures to safeguard the interests of the Warrant Holder in case:

•	a fundamental change in the Control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiary occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the Warrant Holder existing under this Plan. In the event the rights of the Warrant Holder existing under this Plan would be harmed, the amendments may not be made without its agreement.

10	Dispute Resolution

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11	Final Provisions

11.1	Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

11.2	Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

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11.3	Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

11.4	Relation to employment agreement

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiary a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his/her employment agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

11.5	Shareholders’ Meetings

The Warrant Holder has the right to participate in the Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting.

11.6	Communication with the Warrant Holder

By accepting Warrants, the Participant agrees that documentation can be validly communicated by the Company by e-mail, including convocations for Shareholders’ Meetings and documentation pertaining to the exercise of Warrants.

11.7	Address Change

The Warrant Holder is obliged to keep the Company informed of changes to its address and changes to its e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

Galapagos NV | Warrant Plan 2013 (B)	Page 10

Free translation – For information purposes only

WARRANT PLAN 2014

ON SHARES

GALAPAGOS NV

GENERAL RULES

Free translation – For information purposes only

1	Base and Purpose		3

2	Definitions		3

3	Warrants		4

	3.1	General	4

	3.2	Number per Beneficiary	4

	3.3	Transfer restrictions	4

	3.4	Exercise Price	5

	3.5	Administration of the Warrant Plan	5

4	Beneficiaries of the Plan		5

5	Acceptance or Refusal of the Offer		5

6	Exercise and Payment Conditions		6

	6.1	Exercise Term	6

	6.2	Exercise Period	6

	6.3	Conditions of Exercise	6

	6.4	Exercise of the Warrants in accordance with the Belgian Companies Code	6

	6.5	Change in Control of the Company	6

7	Issuance of New Shares		7

8	Cessation of the Employment or Service Relationship or of the Director’s Mandate		7

	8.1	Cessation of the employment or service relationship or of the Director’s Mandate	7

	8.2	Decease	8

	8.3	Retirement	8

	8.4	Sickness or Disability	8

	8.5	Deviations	8

9	Protective Measures		9

10	Dispute Resolution		9

11	Final Provisions		9

	11.1	Additional Information	9

	11.2	Taxes and Social Security Treatment	9

	11.3	Costs	9

	11.4	Relation to employment, consultancy or management agreement or director’s mandate	9

	11.5	Shareholders’ Meetings	10

	11.6	Communication with Warrant Holders	10

	11.7	Address Change	10

Galapagos NV | Warrant Plan 2014	Page 2 of 10

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1	Base and Purpose

The Board of Directors of Galapagos NV (hereinafter referred to as the “Company”) has approved the present Warrant Plan 2014 by resolution of 25 July 2014 (and by notarial deed of the same date).

With the Plan set forth hereafter the Company wants to inform all Beneficiaries (see infra sub 2 (“Definitions: Beneficiary”) and sub 4 (“Beneficiaries of the Plan”) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiaries to help to develop the Company to a successful enterprise.

2	Definitions

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiaries of the Plan as to the opportunity for them to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, for the attention of the managing director, for the acceptance of the Offer;

Shares: the shares of the Company;

Beneficiary: the Employees, Consultants and Directors of the Company and its Subsidiaries whose name is mentioned in Annex A to this Warrant Plan 2014;

Director: a natural person or legal entity who at any moment during the existence of the Company exercises a director’s mandate in the Company to which they were appointed by either the Shareholders’ Meeting or the Board of Directors by way of cooptation;

Consultant: a natural person or legal entity who provides services to the Company or a Subsidiary on a contractual basis, but who is not an Employee (irrespective of whether the contract was entered into directly with the relevant natural person or legal entity - or in case of a natural person - with a legal entity who has entrusted the performance of the services to such natural person);

Control: the power, de jure or de facto, to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as set forth in article 5 et seq. of the Belgian Companies Code. The terms “to Control” and “Controlled by” shall be construed accordingly;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as further set forth in article 6 of the Belgian Companies Code;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary (including, for the avoidance of doubt, the relevant employing entity ceasing to be a Subsidiary of the Company), with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Consultancy agreement: the effective date of the cessation for whatever reason of the Consultancy or management agreement between the relevant Participant-Consultant and either the Company or a Subsidiary (including, for the avoidance of doubt, the relevant entity ceasing to be a Subsidiary of the Company), with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Cessation of the Director’s Mandate: the effective date of the cessation for whatever reason of the director’s mandate exercised by the relevant Participant-Director with either the Company or a Subsidiary (including, for the avoidance of doubt, the relevant entity ceasing to be a Subsidiary of the Company), except for a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a Director, Consultant or Employee, with the Company or a Subsidiary;

Galapagos NV | Warrant Plan 2014	Page 3 of 10

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New Shares: the Shares to be issued pursuant to the exercise of the Warrants under this Plan;

Retirement: any Cessation of the Employment agreement or Cessation of the Consultancy agreement, other than for cause, effected on or after the earliest date at which the Warrant Holder can receive state pension entitlement;

Plan: the present Warrant Plan 2014 approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. For the purposes of this Plan (including for Belgian fiscal reasons), the Grant shall be deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise Term;

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract.

Words and terms denoting the plural shall include the singular and vice versa.

3	Warrants

3.1	General

The number of Warrants issued in the framework of this Plan is maximum 666,760. These Warrants will be designated as “Warrants 2014”. The detail of the number of Warrants per Beneficiary, offered under this Plan, is set forth in Annex A to this Plan.

The Warrants are granted by the Company to the Beneficiaries for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

Offers under this Plan do not need to be the same for every Beneficiary.

3.2	Number per Beneficiary

The number of Warrants to be offered to the Beneficiaries is determined by the Board of Directors and, as regards the Directors of the Company, by the Shareholders’ Meeting of the Company. This number is set forth in Annex A.

3.3	Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot be transferred inter vivos once granted to a Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Galapagos NV | Warrant Plan 2014	Page 4 of 10

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Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

3.4	Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

As the Shares of the Company are listed or traded on a regulated market at the date of the Offer, the Exercise Price of the Warrants for an Offer to an Employee will, at the election of the Board of Directors, at least be equal to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. For an Offer to a Consultant or a Director, the Exercise Price will, in accordance with article 598 of the Belgian Companies Code, at least amount to the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than the accounting par value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the accounting par value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the accounting par value must be booked as an issuance premium.

In deviation of article 501 of the Belgian Companies Code and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holders (with the exception of those causing an increase of the accounting par value of the existing Shares (in order not to conflict with article 582 of the Belgian Companies Code)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holders, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant and/or (ii) the Exercise Price. As soon as reasonably practicable, the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

3.5	Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of Beneficiaries or Warrant Holders are answered accurately and rapidly.

4	Beneficiaries of the Plan

Beneficiaries are the individuals as indicated in section 2 (“Definitions - Beneficiary”).

The Warrants under this Plan are in majority reserved for and granted to Employees. The number of Beneficiaries consists in minority of Directors and Consultants and in majority of Employees. A majority of the issued Warrants is reserved for and granted to Employees.

5	Acceptance or Refusal of the Offer

The Beneficiaries have the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

Each Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: (full or partial) Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

Galapagos NV | Warrant Plan 2014	Page 5 of 10

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In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holders and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

The Nomination and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6	Exercise and Payment Conditions

6.1	Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

6.2	Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Grant was made.

As of the commencement of the fourth calendar year following the calendar year in which the Grant was made, all vested Warrants may be exercised, during an Exercise Period.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

6.3	Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

6.4	Exercise of the Warrants in accordance with the Belgian Companies Code

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Belgian Companies Code and is thus also prematurely exercised pursuant to article 501 of the Belgian Companies Code, the New Shares that the Warrant Holders receives as a result of such Exercise will not be transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

6.5	Change in Control of the Company

Notwithstanding anything to the contrary in this Plan, in the event of a change in Control of the Company, all Warrants granted to a Warrant Holder whose relationship with the Company or with a Subsidiary has not ended prior to such change in Control and whose Warrants have not all vested yet, shall, in principle, immediately vest and become immediately exercisable during an Exercise Period determined by the Board of Directors, provided, however, that in compliance with applicable (tax) laws the Board of Directors is authorized to establish certain conditions for such vesting and/or exercising that will be applicable to some or all of the Warrant Holders involved.

Galapagos NV | Warrant Plan 2014	Page 6 of 10

Free translation – For information purposes only

7	Issuance of New Shares

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfill the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company may propose to the Participants who have complied with the exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participants will receive an advance of existing Shares subject to the condition that they sign an authorization by which the New Shares will, upon issuance, immediately and directly be delivered to the Company or to any other party who advanced them the existing Shares.

The Board of Directors has granted power of attorney to any two (2) members of the Board of Directors acting jointly, as well as to the managing Director acting individually, with possibility of sub-delegation and the power of subrogation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the Shares and the accounting par value, to bring the Articles of Association in accordance with the new situation of the registered capital, to sign and deliver the relevant Euroclear and bank documentation, and to sign and deliver all necessary documents in connection with the delivery of the Shares (acquired as a result of the exercise of the Warrants) to the Beneficiaries.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8	Cessation of the Employment or Service Relationship or of the Director’s Mandate

8.1	Cessation of the employment or service relationship or of the Director’s Mandate

In case of Cessation of the Employment agreement or Cessation of the Consultancy agreement after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary will have time to exercise, during an Exercise Period, his non-exercised Warrants until the closing date of the second Exercise Period occurring after the date of the Cessation of the Employment Agreement or the Cessation of the Consultancy Agreement, as applicable, after which date all his remaining non-exercised Warrants shall become null and void.

If Cessation of the Employment agreement or Cessation of the Consultancy agreement occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, all granted Warrants shall automatically become null and void. This principle does however not apply in the event of cessation resulting from decease, Retirement, or sickness or disability.

In case of Cessation of the Director’s Mandate after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary shall have time to exercise, during an Exercise Period, his non-exercised Warrants until the closing date of the second Exercise Period occurring after the date of the Cessation of the Director’s Mandate, after which date all his remaining non-exercised Warrants shall become null and void.

If Cessation of the Director’s Mandate occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, but without prejudice to a different decision of the Board of Directors taken after the Cessation of the Director’s Mandate, a part of the granted Warrants shall automatically become null and void as follows:

•	1/36th of the Offer for each full month between the Cessation of the Director’s Mandate and the third anniversary of the Grant.

The Beneficiary shall have time to exercise, during an Exercise Period, the Warrants that do not automatically become null and void pursuant to the abovementioned clause from the first day of the fourth calendar year following the calendar year in which the Grant was made until the closing date of the second Exercise Period occurring during the fourth calendar year following the calendar year in which the Grant was made, after which date all his remaining non-exercised Warrants shall become null and void.

Galapagos NV | Warrant Plan 2014	Page 7 of 10

Free translation – For information purposes only

8.2	Decease

In case of decease of a Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and they must mandatorily be exercised within six (6) months as from the decease, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of decease prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants granted with the result of the following division:

number of days between the date of the Grant and the date of decease number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.3	Retirement

In case of Retirement of a Warrant Holder, the Warrants acquired by the Warrant Holder must mandatorily be exercised within six (6) months as from such Retirement, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of Retirement prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants granted with the result of the following division:

number of days between the date of the Grant and the date of Retirement number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.4	Sickness or Disability

In case of cessation of the employment agreement or of the consultancy or management agreement as a result of long-term sickness or disability, the Warrants acquired by the Warrant Holder must mandatorily be exercised within six (6) months as from such cessation, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of such cessation prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants granted with the result of the following division:

number of days between the date of the Grant and the date of such cessation number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.5	Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

Galapagos NV | Warrant Plan 2014	Page 8 of 10

Free translation – For information purposes only

9	Protective Measures

The Board of Directors is authorized to take appropriate measures to safeguard the interests of the Warrant Holders in case:

•	a fundamental change in the Control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiaries occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the under this Plan existing Warrant Holders. In the event the rights of the under this Plan existing Warrant Holders would be harmed, the amendments may not be made without their agreement.

10	Dispute Resolution

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Antwerp, department of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11	Final Provisions

11.1	Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

11.2	Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

11.3	Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

11.4	Relation to employment, consultancy or management agreement or director’s mandate

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiaries a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or its Subsidiaries.

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his/her director’s mandate, employment agreement or consultancy or management agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

Galapagos NV | Warrant Plan 2014	Page 9 of 10

Free translation – For information purposes only

11.5	Shareholders’ Meetings

Warrant Holders have the right to participate in the Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting.

11.6	Communication with Warrant Holders

By accepting Warrants, the Participant agrees that documentation can be validly communicated by the Company by e-mail, including convocations for Shareholders’ Meetings and documentation pertaining to the exercise of Warrants.

11.7	Address Change

Warrant Holders are obliged to keep the Company informed of changes to their address and changes to their e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

***

Galapagos NV | Warrant Plan 2014	Page 10 of 10

Free translation for information purposes only

WARRANT PLAN 2014 (B)

ON SHARES

GALAPAGOS NV

GENERAL RULES

Free translation for information purposes only

1	Base and Purpose		3

2	Definitions		3

3	Warrants		4

	3.1	General	4

	3.2	Number per Beneficiary	4

	3.3	Transfer restrictions	4

	3.4	Exercise Price	4

	3.5	Administration of the Warrant Plan	5

4	Beneficiary of the Plan		5

5	Acceptance or Refusal of the Offer		5

6	Exercise and Payment Conditions		6

	6.1	Exercise Term	6

	6.2	Exercise Period	6

	6.3	Conditions of Exercise	6

	6.4	Exercise of the Warrants in accordance with the Belgian Companies Code	6

	6.5	Change in Control of the Company	6

7	Issuance of New Shares		7

8	Cessation of the Employment or Service Relationship		7

	8.1	Cessation of the employment or service relationship	7

	8.2	Decease	7

	8.3	Retirement	8

	8.4	Sickness or Disability	8

	8.5	Deviations	8

9	Protective Measures		9

10	Dispute Resolution		9

11	Final Provisions		9

	11.1	Additional Information	9

	11.2	Taxes and Social Security Treatment	9

	11.3	Costs	9

	11.4	Relation to employment agreement	9

	11.5	Shareholders’ Meetings	10

	11.6	Communication with the Warrant Holder	10

	11.7	Address Change	10

Galapagos NV | Warrant Plan 2014 (B)	Page 2

Free translation for information purposes only

1	Base and Purpose

The Board of Directors of Galapagos NV (hereinafter referred to as the “Company”) has approved the present Warrant Plan 2014 (B) by resolution of 14 October 2014 (and by notarial deed of the same day).

With the Plan set forth hereafter the Company wants to inform the relevant Beneficiary (see infra sub 2 (“Definitions: Beneficiary”) and sub 4 (“Beneficiary of the Plan”) of the conditions under which the Company is willing to offer Warrants. The Company thus wants to acknowledge the efforts made by the Beneficiary to help to develop the Company to a successful enterprise.

2	Definitions

In this Plan the words and terms mentioned hereunder have the meanings given below:

Offer: the written and dated notification to the Beneficiary of the Plan as to the opportunity to acquire Warrants in accordance with the provisions of this Plan;

Offer Letter: the letter specifying the Offer;

Notice of Acceptance: the form that the Beneficiary receives at the moment of the Offer and that the Beneficiary needs to return, duly executed, to the Company, for the attention of the managing director, for the acceptance of the Offer;

Shares: the shares of the Company;

Beneficiary: Mr Bart Filius (CFO, Galapagos Group);

Control: the power, de jure or de facto, to have a decisive influence on the appointment of the majority of the Directors or on the orientation of the management, as set forth in article 5 et seq. of the Belgian Companies Code. The terms “to Control” and “Controlled by” shall be construed accordingly;

Participant: a Beneficiary who has accepted the Offer and to whom one or more Warrants have been granted in accordance with this Plan;

Subsidiary: a company under the Control of the Company, as further set forth in article 6 of the Belgian Companies Code;

Cessation of the Employment agreement: the effective date of the cessation, for whatever reason, of the employment agreement between the relevant Participant-Employee and either the Company or a Subsidiary (including, for the avoidance of doubt, the relevant employing entity ceasing to be a Subsidiary of the Company), with the exception of a cessation accompanied by a simultaneous (other) employment or appointment of the relevant Participant (or a company Controlled by the Participant) as a consultant or Employee, with the Company or a Subsidiary;

New Shares: the Shares to be issued pursuant to the exercise of the Warrants under this Plan;

Retirement: any Cessation of the Employment agreement, other than for cause, effected on or after the earliest date at which the Warrant Holder can receive state pension entitlement;

Plan: the present Warrant Plan 2014 (B) approved by the Board of Directors, as amended from time to time by the Board of Directors in accordance with the provisions of this Plan;

Board of Directors: the board of directors of the Company;

Personal Representative(s): the heir(s) of a deceased Participant;

Grant: the moment on which the Beneficiary accepts the Warrants offered. For the purposes of this Plan (including for Belgian fiscal reasons), the Grant shall be deemed to take place on the sixtieth day following the date of the Offer if the Offer is accepted within sixty days after the date of the Offer;

Galapagos NV | Warrant Plan 2014 (B)	Page 3

Free translation for information purposes only

Exercise: to make use of the right attached to the Warrants that were acquired by accepting the Offer, to acquire New Shares at the Exercise Price;

Exercise Price: the pre-determined price at which a New Share can be acquired when Exercising a Warrant, during one of the Exercise Periods within the Exercise Term;

Exercise Term: the term during which the Beneficiary can exercise his Warrants to acquire Shares of the Company, taking into account the specific Exercise Periods and the specific exercise conditions as set forth in chapter 6 of this Plan;

Exercise Period: a period of two weeks within the Exercise Term, to be determined by the Board of Directors, during which Warrants can be Exercised;

Company: the limited liability company Galapagos, having its registered office at Generaal De Wittelaan, L11 A3, 2800 Mechelen, Belgium;

Warrant: the right to subscribe, within the framework of this Plan, to one New Share within the Exercise Term and the Exercise Period and at the Exercise Price;

Warrant Holder: each Beneficiary who owns Warrants;

Warrant Agreement: the agreement that may be entered into between the Participant and the Company;

Employee: each employee of the Company or a Subsidiary with a permanent employment contract.

Words and terms denoting the plural shall include the singular and vice versa.

3	Warrants

3.1	General

The number of Warrants issued in the framework of this Plan is maximum 150,000. These Warrants will be designated as “Warrants 2014 (B)”.

The Warrants are granted by the Company to the Beneficiary for free.

Each Warrant entitles the Beneficiary to subscribe to one New Share in accordance with the terms and conditions of the Plan.

3.2	Number per Beneficiary

The number of Warrants to be offered to the Beneficiary is determined by the Board of Directors and amounts to 150,000.

3.3	Transfer restrictions

The Warrants received are registered in the name of the Warrant Holder and cannot be transferred inter vivos once granted to the Beneficiary.

The Warrant cannot be encumbered by any pledge or in any other manner.

Warrants that, in contravention with the foregoing, are transferred or encumbered shall automatically become null and void.

3.4	Exercise Price

The Board of Directors shall determine the Exercise Price per Warrant at the moment of the Offer.

The Exercise Price will, at the election of the Board of Directors, at least amount to (a) the closing price of the Share of the Company on the last trading day preceding the date of the Offer, or (b) the average of the closing price of the Share of the Company during the last thirty (30) days preceding the date of the Offer. In no event will the Exercise Price be lower than the accounting par value (rounded up to the higher eurocent) of the Shares at the date of the issuance of the Warrants.

Galapagos NV | Warrant Plan 2014 (B)	Page 4

Free translation for information purposes only

Upon Exercise and subsequent capital increase the Exercise Price must be booked as capital for an amount equal to the accounting par value of the Shares at the moment of the establishment of the capital increase resulting from the Exercise. The part of the Exercise Price that exceeds the accounting par value must be booked as an issuance premium.

In deviation of article 501 of the Belgian Companies Code and without prejudice to the exceptions provided by law, the Company, represented by the Board of Directors, expressly reserves the right to take any possible decisions and to carry out any possible transactions which may have an impact on its capital, on the distribution of the profit or on the liquidation surpluses or that may otherwise affect the rights of the Warrant Holder (with the exception of those causing an increase of the accounting par value of the existing Shares (in order not to conflict with article 582 of the Belgian Companies Code)), even in the event that these decisions might cause a reduction of the benefits offered to the Warrant Holder, unless the only purpose of these decisions and transactions would be such reduction of benefits.

Should the rights of the Warrant Holder be affected by such a decision or transaction, the Warrant Holder shall not be entitled to a modification of the Exercise Price, a modification of the exercise conditions or any other form of (financial or other) compensation. The Company, represented by the Board of Directors, may, in its sole discretion, make modifications to (i) the number of Shares that relates to one Warrant and/or (ii) the Exercise Price. As soon as reasonably practicable, the Board of Directors shall give notice in writing of such modification to the relevant Warrant Holder.

In case of a merger, demerger or stock-split of the Company, the rights of the outstanding Warrants and/or the Exercise Price of the Warrants shall be adjusted in accordance with the conversion ratio applicable at the occasion of the merger, demerger or the stock-split to the other shareholders.

3.5	Administration of the Warrant Plan

The Company is responsible for the management and the administration of the Plan and ensures that all questions of the Beneficiary or Warrant Holder are answered accurately and rapidly.

4	Beneficiary of the Plan

The Beneficiary is the individual as indicated in section 2 (“Definitions - Beneficiary”).

The Beneficiary is an Employee of a Subsidiary of the Company. Under this Plan, no Warrants shall be offered to beneficiaries that are no Employee of the Company or of a Subsidiary of the Company.

5	Acceptance or Refusal of the Offer

The Beneficiary has the possibility to accept the individual Offer in whole, in part or not at all. Acceptance of the Offer has to be formally established by ticking the relevant paragraph in the Notice of Acceptance.

The Beneficiary shall receive a Notice of Acceptance wherein the Beneficiary mentions his/her decision regarding the Offer: (full or partial) Acceptance or Refusal.

The Notice of Acceptance needs to be returned prior to the ultimate date of response as set forth in the Notice of Acceptance, duly completed and signed, to the address mentioned in the Notice of Acceptance. Such ultimate date of response cannot be later than 75 calendar days after the date of the Offer.

In case the Beneficiary has not accepted the Offer in writing prior to the date mentioned in the Notice of Acceptance, he shall be deemed to have refused the Offer.

The Warrants are registered in the name of the Beneficiary. In case of acceptance, the Beneficiary will be recorded as a Warrant Holder in the register of warrant holders of the Company. This register is kept at the registered office of the Company, mentioning the identity of the Warrant Holder and previous warrant holders and the number of Warrants held by them. The Warrant Holder will receive a confirmation of the number of Warrants he has accepted.

Galapagos NV | Warrant Plan 2014 (B)	Page 5

Free translation for information purposes only

The Nomination and Remuneration Committee may decide to replace or complete the Notice of Acceptance by or with a written Warrant Agreement to be signed by the Participant and the Company and which shall contain the conditions determined by the Nomination and Remuneration Committee, in accordance with this Plan.

The Beneficiary who has accepted the Offer will receive the Warrants as soon as these have been issued by notary deed establishing the acceptance.

6	Exercise and Payment Conditions

6.1	Exercise Term

The Exercise Term is eight (8) years, starting from the date of the Offer.

6.2	Exercise Period

Warrants may not be exercised prior to the end of the third calendar year following the calendar year in which the Grant was made.

As of the commencement of the fourth calendar year following the calendar year in which the Grant was made, all vested Warrants may be exercised, during an Exercise Period.

The Board of Directors will establish at least one Exercise Period of two weeks per semester. It is the responsibility of the Beneficiary to timely seek information from the Company relating to the establishment of Exercise Periods.

The Board of Directors may decide, in accordance with the applicable rules relating to abuse of insider information, to establish closed periods during which the Warrants cannot be exercised.

6.3	Conditions of Exercise

Individual Warrants can only be exercised as a whole.

In order to exercise a Warrant, the Warrant Holder needs to submit an appropriate declaration to that effect (the exercise form) to the Board of Directors or to an authorized person designated by the Board of Directors, and to pay the Exercise Price into a bank account designated by the Company and opened in the name of the Company.

On the exercise form, the Warrant Holder needs to mention the number of Warrants he desires to exercise.

In case the bank account is not or not sufficiently credited prior to the end of the Exercise Period, the Warrants will be deemed not to be exercised. The Company will inform the Warrant Holder thereof and will reimburse the amount that was deposited too late or was insufficient as soon as possible within the limits set by law. The Warrants will consequently not be lost and remain exercisable at a later stage insofar the Exercise Term has not expired.

6.4	Exercise of the Warrants in accordance with the Belgian Companies Code

In case a Warrant, that is not exercisable or cannot be exercised in accordance with the issuance conditions (as specified in the Plan), becomes prematurely exercisable pursuant to article 501 of the Belgian Companies Code and is thus also prematurely exercised pursuant to article 501 of the Belgian Companies Code, the New Shares that the Warrant Holder receives as a result of such Exercise will not be transferable, except with the explicit prior consent of the Board of Directors, until such time the Warrant would have become exercisable in accordance with the Plan.

6.5	Change in Control of the Company

Notwithstanding anything to the contrary in this Plan, in the event of a change in Control of the Company, all Warrants granted to a Warrant Holder whose relationship with the Company or with a Subsidiary has not ended prior to such change in Control and whose Warrants have not all vested yet,

Galapagos NV | Warrant Plan 2014 (B)	Page 6

Free translation for information purposes only

shall, in principle, immediately vest and become immediately exercisable during an Exercise Period determined by the Board of Directors, provided, however, that in compliance with applicable (tax) laws the Board of Directors is authorized to establish certain conditions for such vesting and/or exercising that will be applicable the Warrant Holder.

7	Issuance of New Shares

The Company shall only be obliged to issue New Shares pursuant to the Exercise of Warrants if all exercise conditions set forth in chapter 6 have been complied with.

As soon as these exercise conditions are complied with, the New Shares will be issued, taking into account the time needed to fulfill the required administrative formalities. The Board of Directors shall to this effect timely at a date to be determined by the Board of Directors and at least once per semester have established the capital increase.

New Shares participate in the profit of the financial year of the Company that started on the first of January of the year in which the relevant New Shares have been issued.

In view of a rapid delivery of the Shares resulting from the exercise of Warrants, the Company may propose to the Participant who has complied with the exercise conditions to receive existing Shares awaiting the issuance of New Shares by notary deed. In such case the Participant will receive an advance of existing Shares subject to the condition that the Participant signs an authorization by which the New Shares will, upon issuance, immediately and directly be delivered to the Company or to any other party who advanced the existing Shares.

The Board of Directors has granted power of attorney to any two (2) members of the Board of Directors acting jointly, as well as to the managing Director acting individually, with possibility of sub-delegation and the power of subrogation, to take care of the establishment by notary deed of the acceptance of the Warrants offered, the exercise of the Warrants, the issuance of the corresponding number of New Shares, the payment of the exercise price in cash, the corresponding realization of the capital increase, the allocation to the unavailable account “issuance premiums” of the difference between the subscription price for the Shares and the accounting par value, to bring the Articles of Association in accordance with the new situation of the registered capital, to sign and deliver the relevant Euroclear and bank documentation, and to sign and deliver all necessary documents in connection with the delivery of the Shares (acquired as a result of the exercise of the Warrants) to the Beneficiary.

The Company will take the necessary actions to have the New Shares listed for trading on a regulated market as soon as they have been issued. The Company has not issued VVPR strips and has no intention to do so in the future.

8	Cessation of the Employment or Service Relationship

8.1	Cessation of the employment or service relationship

In case of Cessation of the Employment agreement after the end of the third calendar year following the calendar year in which the Grant was made, the Beneficiary will have time to exercise, during an Exercise Period, his non-exercised Warrants until the closing date of the second Exercise Period occurring after the date of Cessation of the Employment agreement, after which date all his remaining non-exercised Warrants shall become null and void. If Cessation of the Employment agreement occurs prior to the end of the third calendar year following the calendar year in which the Grant was made, all granted Warrants shall automatically become null and void. This principle does however not apply in the event of cessation resulting from decease, Retirement, or sickness or disability.

8.2	Decease

In case of decease of the Warrant Holder, all Warrants acquired by such Warrant Holder pass to his Personal Representative(s) and they must mandatorily be exercised within six (6) months as from the decease, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

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Free translation for information purposes only

In case of decease prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants granted with the result of the following division:

number of days between the date of the Grant and the date of decease number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.3	Retirement

In case of Retirement of the Warrant Holder, the Warrants acquired by the Warrant Holder must mandatorily be exercised within six (6) months as from such Retirement, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of Retirement prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants granted with the result of the following division:

number of days between the date of the Grant and the date of Retirement number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.4	Sickness or Disability

In case of cessation of the employment agreement as a result of long-term sickness or disability, the Warrants acquired by the Warrant Holder must mandatorily be exercised within six (6) months as from such cessation, during an Exercise Period of two weeks to be determined by the Board of Directors. Warrants that are not exercised within such period will automatically become null and void.

In case of such cessation prior to the end of the third calendar year following the calendar year in which the Grant was made, the number of Warrants acquired shall be determined by multiplying the number of Warrants granted with the result of the following division:

number of days between the date of the Grant and the date of such cessation number of days between the date of the Grant and the end of the third calendar year following the calendar year in which the Grant was made

The Warrants so acquired shall be exercisable during a period of six (6) months, starting as of the first day of the fourth calendar year following the calendar year in which the Grant was made, during an Exercise Period of two weeks to be determined by the Board of Directors.

8.5	Deviations

The Board of Directors may at its discretion decide to deviate at any time from the provisions set forth in this chapter 8.

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9	Protective Measures

The Board of Directors is authorized to take appropriate measures to safeguard the interests of the Warrant Holder in case:

•	a fundamental change in the Control of the Company occurs;

•	a fundamental change in the regulations occurs;

•	a serious and exceptional circumstance jeopardizing the rights of the Beneficiary occurs.

This Plan may, if required by the circumstances, be amended by the Company. The Beneficiary shall be informed of such amendments and will be bound by them. The amendments may in no event affect the essential provisions of the Plan. The amendments may not harm the rights of the Warrant Holder existing under this Plan. In the event the rights of the Warrant Holder existing under this Plan would be harmed, the amendments may not be made without its agreement.

10	Dispute Resolution

All disputes relating to this Plan will be brought to the attention of the Board of Directors, who may propose an amicable settlement for a dispute, as the case may be. If required the dispute will be submitted to Courts and Tribunals competent for the judicial area of Antwerp, department of Mechelen (Belgium) whereby all parties involved shall make election of domicile at the seat of the Company. This Plan is governed by Belgian law.

11	Final Provisions

11.1	Additional Information

The Company will provide the Beneficiary at his request a copy of the articles of association of the Company and possible amendments thereto.

11.2	Taxes and Social Security Treatment

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to apply a withholding on the cash salary or the compensation for the month in which the taxable moment occurs or on the cash salary or the compensation of any other following month, and/or the Beneficiary shall be obliged to pay to the Company or a Subsidiary (if so required by the Company or by a Subsidiary) the amount of any tax and/or social security contributions due or payable because of the fact of the grant, the acceptance, the fact that Warrants become susceptible of being exercised or of the exercise of the Warrants, or due or payable in respect of the delivery of the New Shares.

The Company or a Subsidiary shall be entitled, in accordance with the applicable law or customs, to prepare the required reports, necessary as a result of grant of the Warrants, the fact that Warrants become susceptible of being exercised, or the delivery of the Shares.

11.3	Costs

Stamp duties, stock exchange taxes and similar charges and taxes levied at the occasion of the exercise of the Warrants and/or the delivery of the New Shares or existing Shares shall be borne by the Warrant Holder.

Costs relating to the issue of the Warrants or to the issue of New Shares shall be borne by the Company.

11.4	Relation to employment agreement

No person has a right to participate in this Plan and a participation in this Plan does not give the Beneficiary a right to future grants of additional Warrants. The grant of Warrants under this Plan does not contain a promise of a continuous employment by the Company or its Subsidiaries.

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Free translation for information purposes only

Notwithstanding any provision of the Plan, the rights and obligations of any individual or entity as determined in the provisions of his/her employment agreement concluded with the Company or a Subsidiary shall not be affected by his/her participation in the Plan or by any right that he/she may have to participate therein.

An individual to whom Warrants are granted in accordance with the Plan shall not be entitled to any damages or compensation as a result of the cessation of his mandate, employment agreement or consultancy or management agreement with the Company or a Subsidiary, based on any reason whatsoever, to the extent that these rights would arise or might arise based on the cessation of the rights he/she might have or the claims he/she could make concerning the exercise of Warrants pursuant to the Plan because of the cessation of such agreement or by reason of the loss or decrease in value of the rights or benefits.

11.5	Shareholders’ Meetings

The Warrant Holder has the right to participate in the Shareholders’ Meetings of the Company, but without voting right and only with an advisory voice, subject to complying with the formalities set forth in the convocation for the Shareholders’ Meeting.

11.6	Communication with the Warrant Holder

By accepting Warrants, the Participant agrees that documentation can be validly communicated by the Company by e-mail, including convocations for Shareholders’ Meetings and documentation pertaining to the exercise of Warrants.

11.7	Address Change

The Warrant Holder is obliged to keep the Company informed of changes to its address and changes to its e-mail address. Communications sent by the Company to the last known address or e-mail address of the Participant are validly made.

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